                                  [The Agreement below is an English translation
                                    of a Spanish language document.]


Bolivarian Republic of Venezuela - Ministry of Infrastructure, Office of the Minister

                        EIGHTH-YEAR REVIEW OF AGREEMENT

By and between the Bolivarian Republic of Venezuela, through the Ministry of Infrastructure, represented herein by Minister of Infrastructure ALBERTO EMERICH ESQUEDA TORRES, Venezuelan, of legal age, bearer of Identification Card No. 636,073, as evidenced by Presidential Decree No. 632 dated January 10, 2000, published in the Official Gazette of the Bolivarian Republic of Venezuela No. 36,866 of January 10, 2000, sufficiently empowered for this proceeding in accordance with article 48 of the Decree with the Scope and Force of the Organic Law of the Central Administration which, hereinafter and for purposes of this Agreement, shall be known as the Republic, and Compania Anonima Nacional Telefonos de Venezuela (CANTV), a corporation domiciled in Caracas, registered in the Mercantile Registry carried by the former Court of Commerce of the Federal District, at No. 2, Book 387, dated June 20, 1930, of which the most recent revision of the bylaws was registered at the First Mercantile Registry of the Judicial Circuit of the Federal District, State of Miranda on September 14, 1998, at No. 39, Book 208-A-pro, represented herein by its Chairman, GUSTAVO ROOSEN, Venezuelan, of legal age, domiciled in Caracas, bearer of Identification Card No. 2,938,282, who is duly empowered as evidenced in the minutes of the regular stockholders meeting dated March 30, 1999, as provided in Article 11-b of the Company's Corporate Bylaws, which hereinafter, and for the sole purpose of this agreement, shall be known as the Concession Holder, who have agreed to enter into this Agreement which shall be governed by the following clauses:

                                   CHAPTER I
                           PURPOSE OF THE AGREEMENT

CLAUSE 1:  PURPOSE

The object of this Agreement is to establish the regulatory system necessary to prepare for the period of free competition, in execution of the mandate set forth in CLAUSE 22 of the Contract, upon the occasion of the review of the eighth (8th) year of the limited competition period and for consideration of the agreement signed by CONATEL and the Concession Holder on October 27, 1999.

CLAUSE 2:  SCOPE

This Agreement covers the regulatory system applicable to the preparatory transition period of free competition in accordance with CLAUSE 4 of this Agreement, specifically in the following areas:

A)  Quality Parameters for Basic Telecommunications Services.
B) System for Evaluation of Compliance with Quality Objectives of Basic Telecommunications Services.
C)  Plant Modernization.

D)  Rate System for Basic Telecommunications Services.

CLAUSE 3:  DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings, which shall have preference over any others:

CONATEL: Agency of the National Executive charged with regulating telecommunications.

The Contract: Concession Contract between the Republic and the Concession Holder dated October 14, 1991, amended as of November 4 of the same year and approved by the Congress of the Republic in the Accord published in the Official Journal of the Republic of Venezuela No. 34,850, dated November 27, 1991.

Basic Services: Local, domestic or international fixed switchboard telephone services, in existence now or in the future according to technological advances in the telephone industry.

Parameters: Variables by which the quality of service is measured, which are conformed by a set or family of indicators which permit presentation, in the simplest form, of the principal characteristics of an attribute of quality of service.

Indicator: Representative measure of the status of a quality attribute for a given period.

Methodology: Defines the procedure, variables, sources, opportunity, measurement frequency and formula(s) involved in the calculation of the indicator.

Objective: Pre-established numerical value for an indicator or parameter, which must be reached within a given period of time.

Deviation: Permitted difference between the agreed annual objective and the minimum or maximum value fixed for each parameter or indicator.

Period of free competition: Period which shall begin as of November 27, 2000, the date on which the limited competition system provided in CLAUSE 21 of the Contract closes, and, thereafter, other operators may begin to provide basic services.

Operating division: Geographical area in which the Concession Holder exercises its operational management, with boundaries according to the distribution of the Telephone Facilities in the federal districts of the Republic, as set forth in Annex "C" of this Agreement.

Places where the Concession Holder has no physical presence: Geographical areas in which neither a switching station nor an external plant of the Concession Holder exist.

Idle lines: Difference between lines installed (nominal capacity) and lines in service.

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CLAUSE 4:  TERM

This Agreement shall be in effect as of the date it is signed until December 31, 2000, except for those clauses related to rate matters, which shall be subject to the provisions established in CLAUSE 22 of this Agreement. It is understood that the Concession Holder, upon expiration of the term of this Agreement, shall be subject to those rules and regulations concerning quality established by the Public Authorities which apply to basic telecommunications services operators.

                                  CHAPTER II
                          SERVICE QUALITY PARAMETERS

CLAUSE 5:  ESTABLISHING PARAMETERS AND INDICATORS

The Republic and the Concession Holder agree, in preparation for the period of free competition, to establish the following parameters and indicators to measure the quality of service provided by the Concession Holder:

a) Billing effectiveness
- Billing complaints
- Regular billing time

b) Accessibility to telephone service
- Waiting time for obtaining the service
- Waiting list
- Requests to service areas where the Concession Holder does not have a physical presence

c) Efficiency of service by operator (services associated with numbers 80021515, 15, 100, 101, 103, 122, the same as all those which will be provided after this Agreement takes effect).
- Average waiting time for a response from the operator
- Percentage of answered calls to operator services

d) Network operation quality
- Time for establishment of the calls
- Percentage of completed calls
- Getting a dial tone

e) "Retainability" of the service
- Actual problems reported for every 100 lines in service
- Problems fixed in less than 24 to 48 hours
- Average problem repair time

f) Customer satisfaction

CLAUSE 6:  OBJECTIVES

The Concession Holder shall comply with the objectives established for the parameters and indicators specified in the preceding CLAUSE in accordance with Annex "A", and will likewise comply with objectives which, in accordance hereto, may be subsequently defined.

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CLAUSE 7:  UPGRADE PERIOD

The parties agree to the establishment of an upgrade period of three months beginning as of January 1, 2000, to enable the Concession Holder to upgrade its physical infrastructure, systems and other operational resources to the new parameters and respective objectives which shall be established in this Agreement. It is understood that this upgrade period shall be applicable only to those parameters and indicators for which the objectives are not defined in Annex "A" or whose methodologies differ substantially from those in effect prior to the signing of this Agreement.

CONATEL may conduct any inspections it deems necessary during the upgrade period to which this CLAUSE makes reference for the purpose of adjusting the objectives and methodologies to be agreed upon at the expiration of the first quarter.

CLAUSE 8: DEADLINES FOR DEFINITION OF OBJECTIVES NOT DETERMINED IN ANNEX "A" AND MEASUREMENT METHODOLOGIES

Determination of the objectives for the parameters and indicators specified below shall be governed according to the following guidelines, including consideration of international trends and the Concession Holder's status with respect to such matters:

A) Customer satisfaction: For purposes of fixing the objectives and methodologies to measure the parameter of customer satisfaction, each party shall appoint one (1) expert to a Committee whose objective shall be to submit, within one month following appointment, the Survey model whereby this parameter shall be measured. The results of the Survey conducted during the first quarter of 2000 shall serve as the basis for establishment of the objectives which the Concession Holder must meet. The Survey shall consist of questions aimed at determining customer satisfaction with the services provided by the Concession Holder and not of generic questions referring to the latter, thus making it possible to measure this parameter objectively.

B) Time to establish calls: The parties agree to perform the measurements of this indicator during the first quarter of 2000, upon prior determination of the methodology to follow which, by mutual agreement, shall be established based upon the timetable agreed to by the parties. Once the first quarter's results have been evaluated, the annual objective and the monthly permitted deviation shall be established.

C) Accessibility to telephone service in places where the Concession Holder has no physical presence: Accessibility to service in places where the Concession Holder has no physical presence shall be measured according to the percentage of requests pending attention by the Concession Holder and which have been recorded before December 31, 1999. To that end, the Concession Holder shall execute the plan submitted to CONATEL, containing the timetable of projects to be executed in order to be able to attend to fifty per cent (50%) of the aforementioned requests. Additionally, if new requests are submitted in zones where the Concession Holder has no physical presence, which together with those recorded before December 31, 1999, equal or exceed one hundred fifty (150) requests within a geographical area having a radius of 1.5 kilometers, they shall be assessed for feasibility according to the technology permitted to the Concession Holder, and within 45 to 60 days the Concession Holder and CONATEL shall define

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the terms under which they shall be incorporated into the plan. If it is determined that such requests cannot be added to the plan in question, it shall be understood that such geographical areas may be served by other basic services operators, if and when such operators employ, in that capacity, the same technology permitted to the Concession Holder.

D) Efficiency of service by operator: The objectives for services associated with numbers 101 and 80021515 shall be fixed before the close of the first quarter of 2000, after evaluating the performance of such services during the first two months of the year. Such evaluation shall serve as the basis for fixing the annual objective and the monthly deviation for this parameter.

The Concession Holder agrees to initiate, within a period not to exceed three months from execution of this Agreement, implementation of the measures indicated in the Annual Plan for Improvement of Business Services contained in Annex "B", to achieve immediate improvement in the performance of Business Service Offices associated with number 80021515. In addition, the Concession Holder shall submit, within thirty days following execution of this Agreement, a timetable for quarterly implementation of the Plan.

                                  CHAPTER III
                      SYSTEM FOR EVALUATION OF COMPLIANCE
                          WITH THE QUALITY OBJECTIVES

CLAUSE 9:   METHODOLOGY FOR MEASURING THE QUALITY PARAMETERS

The methodology for measurement and determination of compliance with the quality parameters shall be defined by CONATEL and the Concession Holder prior to the close of the first quarter of 2000, based on the timetable fixed by mutual agreement for that purpose.

CLAUSE 10:  INSPECTIONS AND AUDITS

The Concession Holder's compliance with the objectives can be measured from the inspections conducted by CONATEL, as well as from the results of the audits which it performs, without prejudice to the provisions of CLAUSE 12 of this Agreement. As provided in CLAUSE 27 of the Contract, the Concession Holder shall provide all necessary support and facilitate both access to its facilities as well as all pertinent information to enable CONATEL, either through its employees or through third parties hired and sufficiently accredited and identified for such purposes, to perform its inspection and audit tasks meticulously. In the case of inspections and audits conducted by persons other than CONATEL employees, CONATEL agrees to include, in the respective contracts entered into with such third parties, a clause that guarantees the confidentiality of the information which such parties obtain during and at the time of such activities. CONATEL agrees to require any third parties to whom it has entrusted the inspection and audit tasks to post a bond in order to guarantee performance of the obligations.

CLAUSE 11:  COMPLIANCE REPORTS AND DEADLINES FOR THEIR SUBMITTAL

The Concession Holder shall submit quarterly reports to CONATEL within fifteen
(15) business days following the close of the quarter under analysis. Such reports shall provide evidence that they are valid and conform with the parameters, that compliance during the month is based upon the agreed methodology, that the permitted deviation comports with the agreed method, and shall further specify any measures taken or improvements achieved with respect to failures detected

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during the quarter covered in the report, if applicable, as well as any measures taken for the purpose of executing the corrective plan, if any exist, to which CLAUSE 12 makes reference. In addition, the report may contain the Concession Holder's reasons for believing he should be free from liability for any possible default.

Reports shall be submitted that itemize the information received from each of the Concession Holder's operating divisions throughout the country.

CLAUSE 12:  DEVIATIONS

It is the Concession Holder's obligation to maintain service quality within the range permitted by the deviations indicated as set forth in Annex "A" of this Agreement, as well as those which may be fixed in accordance with CLAUSE 8, which shall apply to the set of indicators that define each parameter. Compliance with such obligation can be evidenced by the monthly records contained in the quarterly reports submitted in accordance with CLAUSE 11 of the results of the inspections conducted by CONATEL, or the results of the audits conducted by the Concession Holder.

If, in CONATEL's judgment and on the basis of the foregoing instruments, there is a degree of deviation higher than that permitted for any of the parameters and service quality indicators, CONATEL shall notify the Concession Holder, who shall submit a corrective plan to the satisfaction of CONATEL within not more than fifteen (15) consecutive days from receipt of the notification, which it shall fully implement within the quarter following the quarter during which the non-compliance occurred. Notwithstanding, the Concession Holder may submit a plan which exceeds three months, provided it is approved by CONATEL. Such corrective plan shall contain the mechanisms to be employed by the Concession Holder during the implementation period in order to reach the average level of the affected parameter or indicator and maintain such level within the limits permitted under the agreed deviation.

If, after analyzing the regular quarterly progress reports of the implementation of this Agreement, CONATEL determines that as of the close of the period fixed for execution of the submitted corrective plan, the average quarterly deviation persists at a level higher than that permitted for the parameter(s) or indicator(s) that are the subject of the submitted corrective plan, the CONCESSIONAIRE shall submit a new corrective plan and shall comply with CLAUSE 13 of this Agreement.

CLAUSE 13:  PENALTY CLAUSE.  COMPENSATION TO SUBSCRIBERS

With respect to the situation described in the last paragraph of CLAUSE 12, the Concession Holder shall compensate subscribers from the corresponding operating division with a credit equivalent to an average basic rental amount calculated on the subscriber's immediately preceding monthly basic rental. These amounts shall be credited within two months after due proof and notice to the Concession Holder, by CONATEL, of the situation that generates the compensation. Compensation shall be paid one time only for each parameter or indicator not complied with per line in each month.

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CLAUSE 14:  CRITERIA FOR EVALUATION OF ANNUAL OBJECTIVES FOR ALL PARAMETERS

Based upon the instruments referred to in CLAUSE 12 of this Agreement, CONATEL shall verify compliance with the established annual objectives. The annual objectives for each one of the quality parameters shall be deemed complied with if the Concession Holder meets or exceeds the objective established for the respective parameter or quality indicator as of the end of year 2000. If it is determined that these objectives have not been met, the sanctions stipulated in the Contract shall be applied.

If there is justification for a sanction in the form of a fine in accordance with the Contract due to annual non-compliance with the same parameter or indicator whereby subscribers were compensated according to CLAUSE 13, then the amounts actually credited by the Concession Holder to the subscribers receiving this compensation shall be applied to the amount of the applicable fine.

CLAUSE 15:  MEASUREMENT OF THE QUALITY PARAMETERS

Except for those parameters whose objectives and methodologies are still to be defined before the start of the first quarter of 2000, calculation of compliance with the objectives, annual and monthly or for the time periods measured in the inspections, shall begin as of January 1, 2000. In the other cases, such calculation shall be performed starting in the second quarter of 2000, inclusive.

CLAUSE 16:  EXCEPTIONS FOR REGULAR BILLING TIME INDICATOR

Exceptional cases, which shall not be taken into account for purposes of computing the objectives of the regular billing time indicator, shall include significant anomalies caused by the "Project which corrects the failures caused by the change of digits associated with the change of millenium (Y2K Project)", and the implementation of the "Regulatory Numbering Framework" or "National Numbering Plan" which may be in effect. In these cases, the Concession Holder shall notify CONATEL of the problem that occurred, its impact and the respective corrective action plan, so that CONATEL may approve the application, if deemed appropriate, of special billing times of one hundred eighty (180) days for local and domestic long distance calls and one (1) year for international long distance calls, which shall commence being computed as of the moment the respective calls are made; upon expiration of these times, the Concession Holder may not conduct any corresponding billing. This measure shall have temporary effects and shall be conditioned upon the duration of the facts of the situation that trigger it.

CLAUSE 17:  SPECIAL SYSTEM
The parties shall apply the special systems described below:

a. Maximum billing time: The Concession Holder may not charge subscribers for Local, Domestic Long Distance and International Long Distance calls not billed after 110 days from the time when they were made. The special time periods established in CLAUSE 16 of this Agreement shall be applied to International Collect Calls and calls made through third-party operators which could not be reconciled within the time set forth above.

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b.  Service malfunctions and interruptions: When telephone service is interrupted or malfunctioning so as to degrade service for more than seventy-two
(72) consecutive hours after having been reported, the Concession Holder shall compensate the subscriber, even when the interruption or malfunction is due to an act of God or force majeure, provided that the Concession Holder can access the facilities within its territory and make the corresponding repairs. Such compensation shall consist of a credit in an amount equivalent to the average basic charge calculated based on the basic monthly charge immediately prior to the interruption or malfunction. In each case, the Concession Holder is obligated to restore service to the subscriber as soon as possible without degradation of service quality. The compensation to which this clause makes reference shall be credited on the affected subscriber's monthly bill within not more than three months following the interruption or malfunction. This compensation shall not be attributed to any provision of CLAUSE 14 of this Agreement.

                                  CHAPTER IV
                              PLANT MODERNIZATION

CLAUSE 18:  MODERNIZATION

The Concession Holder agrees to carry out an accelerated modernization program in order to achieve a national annual average objective of eighty percent (80%) digitalization of its internal plant by the end of year 2000, as established in CLAUSES 19 and 20 of this Agreement.

CLAUSE 19:  GENERAL CRITERIA FOR DIGITALIZATION
For purposes of calculating the "digitalization" objective, the following items shall be considered:

a) Removal of groups of 1000 lines from the ARF and Pentaconta plants, currently idle, to improve the service quality of the active lines at these plants.
b)  Removal of analog plants, using the currently idle digital plant.
c)  Removal of the existing analog plant, replacing it with new digital lines.

It is understood that upon reaching eighty percent (80%) digitalization, as provided in CLAUSE 18, the Concession Holder may not install new analog lines.

CLAUSE 20:  GEOGRAPHICAL DISTRIBUTION

The digitalization referred to in CLAUSE 18 shall be implemented as uniformly as possible within the country's federal districts, taking into consideration the characteristics of the existing plant in each of these. To that end, the following digitalization objectives for each federal district shall be established for digitalization of existing plants:

1. The objective for each federal district shall be considered reached if a minimum of seventy percent (70%) digitalization is reached in each of the following federal districts: Amazonas, Bolivar, Delta Amacuro, Miranda, Tachira, Anzoategui, Carabobo, Guarico, Monagas, Sucre, Barinas, Cojedes, Lara, Nueva Esparta and Zulia.

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2.  The objective for each federal district shall be considered reached if a minimum of sixty percent (60%) digitalization is reached in each of the following federal districts: Falcon, Portuguesa, Trujillo, Merida, Vargas, Aragua, Apure, Federal District and Yaracuy.

For purposes of calculating the objective and as part of the Executed Digitalization Program during 2000, account shall be taken of those plants which are of such a nature and size as to make it structurally impossible to complete the performance timetable before the end of year 2000, provided they are duly documented by the Concession Holder and approved by CONATEL during the plan formulation stage, and the transfers involved are completed during the first forty-five (45) days of 2001. Likewise, for the purpose of meeting the digitalization objectives, account shall be taken of those plants for which the performance timetable equals or exceeds eighty percent (80%) as of December 31, 2000, provided that the total of lines involved does not represent more than one percent (1%) of the Digitalization Program total.

To that end, CONATEL shall approve the Modernization Plan to which reference is made in CLAUSE 9 of the Contract submitted by the Concession Holder. If CONATEL does not propose corrections to the plan before the end of January 2000, the plan shall be deemed approved.

CLAUSE 21: PUBLIC TELEPHONES

The Concession Holder agrees to submit during the first quarter of 2000 a study of the public telephone objective stipulated in the Contract for 2000, to enable CONATEL to consider a review of such objective.

                                   CHAPTER V
                                  RATE SYSTEM

CLAUSE 22: RATE SYSTEM

After having reviewed the method for capping and re-balancing the rates established in the Contract for Basic Services, the Republic and the Concession Holder agree to adjust such method and, consequently, following publication in the Official Journal of the Bolivarian Republic of Venezuela of the Rate Resolution stipulated in CLAUSE 32 until November 27, 2000, apply the rate system set forth in this Agreement and detailed in Annex "D" hereof. Nevertheless, if the rates applicable to the period of free competition have not been established as of such date, this Agreement shall remain in effect until December 31, 2000. In such event, before the close of the year 2000, the parties shall review and agree upon the rates which the Concession Holder shall temporarily apply during the beginning of the period of free competition, until such time as the appropriate Public Authority establishes the new rate system for all basic telecommunications services operators.

CLAUSE 23: RESIDENTIAL SERVICE RATES FOR THE OBLIGATORY SUPPLY PLANS

In accordance with CLAUSE 32, the Republic shall fix the rates applicable to, and essential characteristics of, the basic residential telecommunications services as established in the obligatory supply plans indicated below. The rates to be approved by the Republic shall be those

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established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

Essential characteristics shall mean the rate plans for residential services, the basic rental amount, the number of free minutes, and the local per-minute charge established for each plan.


           Initial Reference Charge for the Obligatory Supply Plans:

-----------------------------------------------------------------------------
      Basic Rental            Free minutes            Local Minute Charge
-----------------------------------------------------------------------------
Plan A     US$7.300               40            US$0.0441
-----------------------------------------------------------------------------
Plan B     US$11.200              65            US$0.0312
-----------------------------------------------------------------------------
Plan C     US$12.597              90            US$0.0285
-----------------------------------------------------------------------------
Plan F     US$60                2500            Charge for Additional Minute
                                                From 1 to 500 min: US$0.0100
                                                From 501 to 1000 min: US$0.0090
                                                From 1001 to 1500 min: US$0.0085
                                                From 1501 to 2000 min: US$0.0080
                                                From 2001 min: US$0.0075
--------------------------------------------------------------------------------

The additional minute charges under Plan F based on consumption volume shall be applicable uniformly to all minutes over the established free minutes level and, consequently, the charge per minute shall not be calculated in an escalating manner.

Prepayment Mode: the Concession Holder shall also provide an obligatory supply plan with a prepayment option for basic telephone service using the following rates:

 Initial Reference Charge for the Basic Telephone Plan featuring the Prepayment option:

-------------------------------------------------------------------------------
                            Charge per Minute         Minimum consumption
-------------------------------------------------------------------------------
Prepayment Plan                 US$0.09           Bs.10,000.00 in 60 days
-------------------------------------------------------------------------------

In each case, application of this option may be undertaken only with prior approval by CONATEL of the respective "service contract" which sets forth the conditions and terms of provision of the service using this method of payment.

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Furthermore, the Republic, in accordance with CLAUSE 32, shall fix the rates applicable to, and essential characteristics of, the basic telephone plan under the prepayment option. The rates to be approved by the Republic shall be those established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

The Concession Holder may offer other plans which feature prepayment options under the established local-minute rate and contain a minimum consumption level which is less than the above.

The Concession Holder shall be required to offer the obligatory plans.

CLAUSE 24:  PLAN SWITCHING

Customers enrolled in the Basic, Intermediary and Advanced "Special Savings" Plans, existing before the Resolution that will fix the new rates takes effect, shall be automatically reclassified in plans A, B and C, described in Annex "D", respectively, at no cost to the subscriber.

Residential subscribers may ask at their discretion and at no charge to switch rate plans as many as two times within one year. Beginning with and including the third plan switch, and for each additional plan switch within the same period, the Concession Holder may charge the fee established in Annex "D" for this amount.

In no case may the Concession Holder, in any plan changes following the initial automatic reclassification, transfer a subscriber from his current rate plan to another plan without his prior consent, or force such subscriber to switch to another plan different from that chosen by such subscriber.

CLAUSE 25:  OPTIONAL COMPLEMENTARY PLANS FOR RESIDENTIAL SERVICES

Pursuant to CLAUSE 32, the Republic shall fix the applicable rates and essential characteristics established for the optional complementary plans as indicated below. The rates to be approved by the Republic shall be those established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

The optional complementary plans may be modified by the Concession Holder without the need for additional authorization or approval by CONATEL. In such case, the modification shall be published one month prior to its taking effect in at least two (2) nationally circulating daily newspapers for three (3) consecutive days and shall notify all users listed on the Concession Holder's regular billing schedule and CONATEL.

             Initial Reference Charge for the Complementary Plans:

--------------------------------------------------------------------------
      Basic Rental          Free minutes               Local Minute Charge
--------------------------------------------------------------------------
Plan D       US$20              360                       US$0.0280
-------------------------------------------------------------------------
Plan E       US$27              600                       US$0.0255
-------------------------------------------------------------------------

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The Concession Holder may offer subscribers other optional complementary plans, which in no case shall feature a basic rental which exceeds eighty U.S. Dollars (US$80).

CLAUSE 26: NON-RESIDENTIAL SERVICE RATES

Pursuant to CLAUSE 32, the Republic shall fix the Basic Rental rates applicable to Non-Residential Service at an initial amount equivalent to US$21.00, and the local per-minute rates at an initial amount equivalent to US$0.0374. The rates shall be those established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

CLAUSE 27: LONG DISTANCE RATES

Pursuant to CLAUSE 32, the Republic shall fix the Long Distance rates as established below:

Domestic Long Distance: The rate is set at a weighted average level as of the beginning of year 2000 equivalent to US$0.1875 per minute. The rates shall be those established in Annex "D", which have been converted from U.S. Dollars to Bolivars in the manner set forth in CLAUSE 30.

The parties also agree to modify the times established for application of the normal and reduced Domestic Long Distance rates under the terms established in Annex "D".

The Concession Holder may establish additional discounts on the rates set forth in Annex "D" for Domestic Long Distance services.

International Long Distance: The rate is set at a weighted average level as of the beginning of year 2000 equivalent to US$0.7437 per minute. The rates shall be those established in Annex "D", which have been converted from U.S. Dollars to Bolivars in the manner set forth in CLAUSE 30.

The Domestic Long Distance and International Long Distance rates shall not be subject to new adjustments in 2000, except for special adjustments which shall be valid in accordance with the Special Rate Adjustment Procedure set forth in CLAUSE 31.

The Concession Holder may not combine or grant additional special discounts on the Domestic Long Distance and International Long Distance rates or associate them with specific plans established for residential or non-residential customers. Accordingly, the Concession Holder may only offer additional discounts on the Domestic Long Distance and International Long Distance rates if they apply to all plans.

CLAUSE 28: PUBLIC TELEPHONE RATES

Pursuant to CLAUSE 32, the Republic shall fix the rates applicable to Public Telephone Services as established below. The rates to be approved by the Republic shall be those established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

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A)  Local Use

1.  Reference charge for one minute of local use

-------------------------------------------------------------
a) Public telephones: TPM, TPT and Teletasa         US$0.0312
-------------------------------------------------------------
b) Special public telephone                         US$0.0630
-------------------------------------------------------------

The parties understand "special public telephone" to mean those public telephones located in special places or establishments approved by CONATEL, currently installed or proposed by the Concession Holder. For purposes of operating special public telephones, the Concession Holder shall inform users on each telephone of this type, in a clear and visible manner, of the special rate to be applied. This type of telephone shall be clearly identified for purposes of differentiating it from regular public telephones.

Initially, the operation of this type of public telephone shall be permitted in establishments holding a "five (5) star" rating, as established in the Organic Tourism Law and its regulations, and which are enrolled as such in the National Tourism Registry carried by the Tourism Corporation of Venezuela.

2. Reference charge for the Domestic Long Distance Public Telephone (DDN) signal:

-----------------------------------------------------
Normal rate                                US$0.0329
-----------------------------------------------------
Reduced rate                               US$0.0280
-----------------------------------------------------

3. Frequency of the Domestic Long Distance Public Telephone (DDN) signal:

One (1) pulse every ten (10) seconds

B) Reference charge for International Long Distance Service (LDI)
The rates applied for minutes of use shall be those indicated by country for International Long Distance telephone service as provided in CLAUSE 27 and contained in Annex "D".

C) Reference charge for Credit Card Service

------------------------------------------
Local Use                         US$0.232
------------------------------------------
LDN Use                           US$0.594
------------------------------------------
LDI Use                          US$1.2256
------------------------------------------

CLAUSE 29: LEASED PUBLIC TELEPHONE

Pursuant to CLAUSE 32, the Republic shall fix the rates and characteristics applicable to the Leased Public Telephone Service as established below. The rates to be approved by the Republic shall be those established in Annex "D", which have been converted to Bolivars in the manner set forth in CLAUSE 30.

In all cases, this option may be offered only with CONATEL's prior approval of the respective Service Contract which contains the conditions and terms for providing of such service.

Reference charges for Leased Public Telephone Service

---------------------------------------------------------------
Local Use                                  US$0.063
---------------------------------------------------------------
Maintenance fee                            US$21.00
---------------------------------------------------------------
Free minutes                                     60
---------------------------------------------------------------

CLAUSE 30:  ESTABLISHING RATES

The parties agree that the rate schedule shall be applied by means of two adjustments, the first to be carried out one month after the publication to which CLAUSE 32 of this Agreement makes reference as provided in Article 14 of the Telecommunications Law, and the second, as of June 16 of the same year, as provided in Annex "D".

The rates contained in this Agreement have been stated in U.S. Dollars adjusted in accordance with international rate fluctuation, and they constitute an initial reference charge for establishing the rates contained in Annex "D".

For conversion of the rates set forth in this Agreement to Bolivars, the parties have agreed to apply the Bolivars-to-U.S. Dollar exchange rate expectations according to the following monthly estimates for 2000:

------------------------------------------------------------------------------
                     Closing Rates      Month Average       Average Cumulative
                       (Bs./US$)          (Bs./US$)           Rate (Bs./US$)
------------------------------------------------------------------------------
                          651.00
------------------------------------------------------------------------------
January                   658.09           654.55                654.55
------------------------------------------------------------------------------
February                  665.18           661.64                657.97
------------------------------------------------------------------------------
March                     672.27           668.73                661.64
------------------------------------------------------------------------------
April                     679.36           675.82                665.15
------------------------------------------------------------------------------
May                       686.45           682.91                668.77
------------------------------------------------------------------------------
June                      693.55           690.00                672.27
------------------------------------------------------------------------------
July                      700.64           697.10                675.88
------------------------------------------------------------------------------
August                    707.73           704.19                679.48
------------------------------------------------------------------------------
September                 714.82           711.28                682.96
------------------------------------------------------------------------------
October                   721.91           718.37                686.56
------------------------------------------------------------------------------
November                  729.00           725.46                690.04
------------------------------------------------------------------------------

The conversion of the rates stated in U.S. Dollars in this document to the figures in Bolivars referred to in Annex "D" and to be published in the Resolution to which CLAUSE 32 makes reference shall be effectuated subject to the following provisions:

     a) The basic residential rental rates for obligatory supply plans A, B and C corresponding to the period from the effective date of the approved rates to June 15, 2000, shall be determined by applying the exchange rate of 651 Bs./US$.

     Beginning June 16, 2000, an increase of 5.82% shall take effect on basic residential rental rates for obligatory supply plans A, B and C.

     b) The conversion of U.S. Dollars to Bolivars corresponding to the service rates for Domestic Long Distance and International Long Distance shall be effectuated by applying the exchange rate of 651 Bs./US$, and there shall be no adjustment during the effective period of this Agreement, except as provided in CLAUSE 31.

     c) A conversion rate shall be applied to nonresidential basic rental, residential and nonresidential local use, public telephone local use, residential and nonresidential installation and subscription, and the residential basic rental of Plan F and the complementary plans offered by the Concession Holder in the following manner:

     1. Until June 15, 2000, a conversion rate of 670.21 Bs./US$ shall be applied.

     2. As of June 16, 2000, a conversion rate of 709.25 Bs./US$ shall be applied, except with respect to complementary plans.

     d) For other services not explicitly indicated in this Principal Document, an exchange rate of 606.00 Bolivars per U.S. Dollar was applied to the rates in effect for December 1999. The rate level for 2000 shall be determined by applying the following conversion rates to the above rate level:

     1. Until June 15, 2000, a conversion rate of 670.21 Bs./US$ shall be applied.

     2. As of June 16, 2000, a conversion rate of 709.25 Bs./US$ shall be applied.

Likewise, in these cases, pursuant to CLAUSE 32, the Republic shall fix the applicable rates established in Annex "D".

CLAUSE 31: SPECIAL RATE ADJUSTMENTS

Beginning in March 2000, both parties shall effectuate a follow-up process at the close of each month on the fluctuation of the cumulative average exchange rate for 2000, in comparison with the expectations described in CLAUSE 30. If a variance is found, pursuant to the terms established in Annex "E", special adjustments shall be made which shall be valid for all rates set forth in Annex "D", and in accordance with the Special Rate Adjustment Procedure set forth in Annex "E" of this Agreement. The resulting rate adjustment shall be verified and approved by CONATEL as provided in the Resolution referred to in CLAUSE 32. Notwithstanding, in the case indicated in Annex "E" (3-c), the resulting rates shall be published in a new Rate Resolution which will be established for this purpose by the Ministry of Infrastructure.

For these purposes, the official information to be used each month shall be the rates announced by the Central Bank of Venezuela.

                                  CHAPTER VI
                               FINAL PROVISIONS

CLAUSE 32:  RATE RESOLUTION

The rates applicable to the rate plans and their respective adjustments in 2000 established in CLAUSE 30 of this Agreement, shall be those fixed by the Ministry of Infrastructure in a Resolution which shall be published in the Official Journal immediately following execution of this Agreement. The rates shall take effect as provided in the Resolution.

CLAUSE 33:  GOOD FAITH COMMITMENT

The parties agree to take any action necessary to perform in good faith all the obligations contained in this Agreement.

CLAUSE 34:  THE CONCESSION HOLDER'S WAIVER OF THE EXERCISE OF LEGAL ACTION

The Concession Holder waives the exercise of any type of legal administrative action now or in the future against the Republic deriving from the failure to approve the rate adjustments corresponding to the period from the third quarter of 1999 to the date of execution of this Agreement. Consequently, it is expressly understood that such waiver shall be conditioned upon the Republic's performance of the essential terms and obligations established in this Agreement.

CLAUSE 35: EIGHTH-YEAR REVIEW

The provisions contained in this document constitute regulatory changes to be imposed for the period of free competition which is part of the eighth-year review process, as set forth in CLAUSE 22 of the Contract. As a consequence, the parties acknowledge that it is advisable for the effective period of this Agreement, to modify the rates as well as to modernize and qualify objectives in the terms established in this Agreement and, therefor, by execution hereof, declare the eighth-year review concluded and deem resolved the differences that have arisen between the parties prior to the signing of this Agreement related to the definition of the expansion and modernization objectives and methodologies, the waiting time for obtaining service and billing errors, without prejudice to CONATEL's rights provided under CLAUSES 27 and 28 of the Contract.

Upon execution of this Agreement, Annexes "A", "B" and "C" of the Contract shall be replaced in their entirety and, consequently, for the term of this Agreement, only the quality and digitalization objectives established pursuant to this Agreement shall control.

CLAUSE 36: PRINCIPAL DOCUMENT AND ANNEXES

This Agreement consists of this Principal Document and the following Annexes, which together form an integral part hereof:

Annex A:  "Year 2000 Quality Parameters and Indicators"
Annex B:  "Business Service Improvement Plan"
Annex C:  "CANTV Operating Divisions"
Annex D:  "Rates"
Annex E:  "Special Rate Adjustment Procedure"

The parties agree that in the event of doubt as to the scope and meaning of a contractual provision, the stipulations contained in the Principal Document of the agreement shall prevail over those incorporated into the Annexes.

CLAUSE 37:  BINDING NATURE OF THE CONCESSION CONTRACT

The clauses of the Contract shall be applied to all matters not specifically set forth in this Agreement. In the event of dispute, the provisions of this Agreement shall prevail.

Likewise, if due to any circumstance the parties fail to reach agreement with respect to the definition of methodologies, objectives or any other element to which this Agreement makes reference within the required time periods or any others specifically created for that purpose, the Concession Holder shall submit proposals regarding the issues in dispute, which shall be submitted to CONATEL for approval. If there are objections and modifications to the proposals submitted, CONATEL shall notify the Concession Holder in the appropriate manner. In such event, the Concession Holder shall be obligated to apply the objections and modifications.

CLAUSE 38:  SPECIAL DOMICILE

The Republic and the Concession Holder elect as special and exclusive domicile, for all effects deriving under this Agreement, the city of Caracas, and the courts thereof to which they declare themselves subject.

Three (3) counterparts are hereby executed with the same tenor and to the same effect, in the City of Caracas on the ________ ( __ ) day of the month of ______ of the year 2000.

                        [signatures and stamps follow]

For the Concession Holder          For the Republic

By: /s/ GUSTAVO ROOSEN             By: /s/ ALBERTO EMERICH ESQUEDO TORRES
----------------------             --------------------------------------
Gustavo Roosen                     Alberto Emerich Esqueda Torres
President of CANTV                 Minister of Infrastructure

BOLIVARIAN REPUBLIC OF VENEZUELA. Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ NOTARY PUBLIC (1) TWENTY-FIFTH OF THE MUNICIPALITY LIBERTADOR OF THE FEDERAL DISTRICT. Caracas, February 21, 2000. 190(DEGREES) and 140(DEGREES). The foregoing document drafted by Dr. EUNISIS MORENO DE PASCHER, Esq., enrolled in the national register for lawyers under No. 8292, was submitted for authentication and devolution as per form No. 400/9 dated: 2/18/2000. Its signatories were present and identified themselves: ALBERTO EMERICH ESQUEDA TORRES AND GUSTAVO ROOSEN, of legal age, domiciled in Caracas, of VENEZUELAN nationality, married, holders of Identification Cards Nos. 636,073 and 2,938,282. The original having been read to them and compared with its photocopies in the Notary's presence, the executing parties have said: "ITS CONTENTS ARE CORRECT, AND OURS ARE THE SIGNATURES WHICH APPEAR AT THE BOTTOM OF THE INSTRUMENT". Whereupon they declared it to be authentic in the presence of the witnesses: MAIGRETT RIVAS AND YANETH PARRA, bearers of Identification Cards Nos. 12,539,194 and 6,887,136, inserting it under No. 25, Book 23, of the Books of Authentication carried by this Notary. The subscribing Notary states for the record having viewed the following documents: 1) Presidential Decree No. 632 dated January 10, 2000, published in the Official Journal of the Bolivarian Republic of Venezuela No. 36,866, dated 1/10/2000, with such authority as is provided in Article 48 of the Decree and with the Scope and Force of the Organic Law of Central Administration; 2) Certificate of Incorporation and Bylaws of Compania Anonima Nacional Telefonos de Venezuela (C.A.N.T.V.), registered in the Mercantile Registry held by the former Court of Commerce of the Federal District, at No. 2, Book 387, dated June 20, 1930, of which the most recent revision of the bylaws was registered at the First Mercantile Registry of the Judicial Circuit of the Federal District, State of Miranda on September 14, 1998, inserted at No. 39, Book 208-A-Pro; 3) Minutes of the Regular Stockholders Meeting dated March 30, 1999, as provided in Article 11(b). And further for the record authorizes MARIBEL PADILLA, bearer of Identification Card No. V-5,430,584, to witness the signing of this instrument at Park Central, East Tower, Floor 50, Ministry of Infrastructure, at 5:00 P.M.

                        [signatures and stamps follow]

NOTARY PUBLIC

By: /s/  DR. ASTRID CAROLINA DE RODRIGUEZ
------------------------------------------
Dr. Astrid Carolina de Rodriguez


                                                       SIGNATORIES

                                          By: /s/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                         By:  /s/ GUSTAVO ROOSEN
                                                         -----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)
THE WITNESSES:

By: /s/ MAIGRET RIVAS
---------------------------
MAIGRET RIVAS

By: /s/ YANETH PARRA
---------------------------
YANETH PARRA

                               AUTHORIZED OFFICER

                               By: /s/ MARIBEL PADILLA
                               -------------------------

                                    Annex A

                      "PARAMETERS AND QUALITY INDICATORS"
                                   YEAR 2000

This Annex contains the parameters and quantitative objectives of quality of service with which to measure the quality of service of the Concession Holder's telephone network for the year 2000. These parameters are:

1.    Accessibility to the telephonic service:

1.1. Waiting time for obtaining the service: Average of the time elapsed from the request (date of commercial approval) and the installation of the service. Delays not attributed to the customer and/or third parties (municipal and national regulatory agencies) duly documented for verification shall not be computed. The computation shall consider only the service requests from residences inside the local area of coverage. The high risk zones (defined by competent entities) shall be excluded.

               National annual objective:  67 days
               Monthly maximum:            77 days

1.2. Waiting list: Pending requests more than a month old based on the date of commercial approval of the request of the customer, excluding the cases indicated in clause 1.1.

               Annual objective:           82%
               Monthly maximum:            90%

1.3. Requests attended in zones without physical presence: Percentage of requests recorded as of December 31, 1999, in zones without a physical presence that shall be attended during the year 2000.

               Annual objective:           50%


2.    Retainability of the telephone service:

2.1.  Actual complaints reported for every 100 lines in service, per month:

               Annual average:            2.5% /month
               Monthly maximum
                 by operating division:   2.9% /month

2.2.  Percentage of breakdowns repaired in less than 24 hours:

               Annual average:            70.0%
               Monthly minimum
                 by operating division:   59.5%

2.3.  Percentage of breakdowns repaired in less than 48 hours:

               Annual average:            90.0%
               Monthly minimum
                 by operating division:   76.5%

2.4. Average Time to Fix Breakdowns: Total time elapsed, in hours, from the time actual breakdowns are reported until repaired, among the total actual problems reported by the customers.

               Annual average:            25 hours
               Monthly maximum,
                 by operating division:   28.8 hours

3.    Quality of operation of the network:

3.1. Percentage of calls completed for local traffic, domestic long distance and international long distance: Percentage of calls attempted and correctly dialed, which are successfully connected to the party being called (includes cases when the party being called either answers, rings but does not answer, the line is busy, a prerecorded machine answers, a suspended subscriber tone is received, or it is a toll-free call).

-------------------------------------------------------------------------------
                         Domestic Annual                 Monthly Minimum
   Calls                   Objective (%)              by Operating Division (%)
-------------------------------------------------------------------------------
Local                       96.5                               82.0
-------------------------------------------------------------------------------
DLD                         95.5                               81.2
-------------------------------------------------------------------------------
ILD                         96.5                               82.0
-------------------------------------------------------------------------------

3.2. Time to complete call: Time that elapses since the last digit is dialed until an answering tone is received.

        Objective:  To be established during the first quarter of the year 2000.

3.3. Percentage of calls initiated that receive a dial tone in no more than three seconds during peak hours (results to be evaluated during first quarter):

               Annual Objective:    98%

4.    Efficiency of operator service:

4.1. Average waiting time for operator answer: Average time in which operators delay in answering user calls.

         Service         Domestic Annual Goal (sec)    Monthly maximum (sec)
         -------         -------------------------     ---------------------
         15                     5                               6.5
         100                    8.0                             8.8
         101                   15.0                            16.5
         103                   20.0                            22.0
         122                   20.0                            22.0
         80021515              (*)

* Measure of the time that elapses from the moment the customer requests the aid of a Telemarketing Executive (option "zero" in the robot menu) until receiving attention. It begins with a parameter of 3.5 minutes and its behavior is evaluated during the first quarter of 2000, in order to establish objectives for subsequent quarters which imply improvements in this index.

4.2.  Percentage of traffic calls answered directed to Operator Services:
Percentage of calls that were answered by the different operator services.

           Operator           Domestic Annual          Monthly Minimum,
         Service (%)            Objective (%)             by Division
         -----------          ---------------          -----------------
            100                    65.0                       58.5
            103                    75.0                       67.5
            122                    55.0                       49.5
            15                     65.0                       58.5

The objectives for services 101 and 800 21515 shall be fixed after evaluating their behavior during the first quarter of 2000.

5.    Effectiveness of billing:

5.l.  Billing claims:  Claims outstanding for every 100 invoices, monthly.

                                   Annual Domestic        Monthly maximum
                                   ---------------        ---------------
     CANTV's own services               0.35                    0.5
     Services of third parties          0.11(*)

     (*) During the first quarter of the year 2000 and subject to evaluation of the success of the parameter, agreement will be reached with respect to objectives that will be established for subsequent quarters in the year 2000.

The base for the measurement of both indicators shall be total valid claims. When CONATEL deems it advisable it will revise the "Procedure for Investigation of Billing Complaints". The

Concession Holder shall submit the breakdown of complaints by type of service on a quarterly basis, as additional information.

5.2. Regular Billing Time: Number of days elapsed since the Domestic Long Distance and International Long Distance calls were made, as generated in the CANTV network, until such calls were billed.

            Domestic Annual Objective:  95%  less than or equals to of 45 days


6. User satisfaction: To be agreed between the parties upon completion of the first surveys conducted by third parties.

REPUBLIC OF VENEZUELA. Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ, NOTARY PUBLIC (1) TWENTY-FIFTH OF THE MUNICIPALITY LIBERTADOR OF THE FEDERAL DISTRICT. Caracas, February 21, 2000. 189(DEGREES) and 140(DEGREES). This is the Annex and/or plan referred to in the document drafted by Dr. EUNISIS MORENO DE PASCHER, Esq., enrolled in the national register for attorneys under No. 8292, submitted for Authentication and Devolution as per form No. 400/9 dated: 2/18/2000. Signed on this date by the authorized parties: ALBERTO EMERICH ESQUEDA TORRES AND GUSTAVO ROOSEN, inserting it under No. 25, Book 23, of the Books of Authentication carried by this Notary.

                        [signatures and stamps follow]
NOTARY PUBLIC


By: /s/ DR. ASTRID CAROLINA DE RODRIGUEZ
------------------------------------------
Dr. Astrid Carolina de Rodriguez


                                                  SIGNATORIES

                                          By: /s/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                         By: /s/ GUSTAVO ROOSEN
                                                         -----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)

                                    Annex B

                     "COMMERCIAL SERVICE IMPROVEMENT PLAN"

This Annex contains the plan for improvement of the services provided by the "800 21515" Service Center, as well as to the Commercial Service Offices which the Concession Holder will be connected to in the year 2000.

1.  "800 21515" Service Center

1.1. To increase to 570 the lines of access to the service, by means of the installation of 270 additional lines, which will permit an increase of 1,600,000 calls attended monthly.

1.2 To increase to 240 the number of telemarketing executives by hiring 50 additional executives to attend calls.

1.3 To raise the service indicators to the level recognized as the international standard, and, following evaluation of new programs, traffic fluctuation, staff increases and improvements in customer service procedures, to develop specific plans for achieving such standards.

2.   Plan for improvement of Commercial Service Offices "OAC's"

2.1 Upgrading the Commercial Service Offices: Minimum conditions of operation focusing on the criteria of Security and Customer Service (Infrastructure and Q-Matic).

               Year 2000 goal:  11 offices

2.2 Automation of Offices: To network the offices at the domestic level, integrate the information applications and add the On Line Collection System, SRL (integration of the cash and service systems in a single executive).

               Year 2000 goal:  increase from 3 to 89 offices equipped with SRL

2.3 Telecommunications Services Learning Center: Process of training and certifying staff to permit training of member Agents.

               Year 2000 goal:  increase from 32 to 801 certified executives

2.4. Teller windows: To continue with the installation of payment points in business and public places with heavy traffic volume.

               Year 2000 goal:  increase from 74 to 100 windows

2.5. Full Service Points (PAI): To provide various service alternatives by establishing a network of contact points which make it possible to satisfy the customer's needs in the area of telecommunications.

               Year 2000 goal:  increase from 2 to 20 PAIs.

REPUBLIC OF VENEZUELA. Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ NOTARY PUBLIC (1) TWENTY-FIFTH OF THE MUNICIPALITY LIBERTADOR OF THE FEDERAL DISTRICT. Caracas, February 21, 2000. 189(DEGREES) and 140(DEGREES). This is the Annex and/or plan referred in the document drafted by Dr. EUNISIS MORENO DE PASCHER, Esq., enrolled in the national register for attorneys under No. 8292, submitted for Authentication and Devolution as per form No. 400/9 dated: 2/18/2000. Signed on this date by the authorized representatives: ALBERTO EMERICH ESQUEDA TORRES AND GUSTAVO ROOSEN, inserting it under No. 25, Book 23, of the Books of Authentication carried by this Notary.

                        [signatures and stamps follow]

NOTARY PUBLIC


By: /s/ DR. ASTRID CAROLINA DE RODRIGUEZ
------------------------------------------
Dr. Astrid Carolina de Rodriguez


                                                   SIGNATORIES

                                          By: /s/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                          By: /s/ GUSTAVO ROOSEN
                                                          ----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)

                                    Annex C

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                            CAPITAL REGION (ZONE I)

------------------------------------------------------------------------------
 UBIC.                                                     OPERATING  FEDERAL
 CONT.      CCCC       PLANT               SERIAL            DIV.     ENTITY
------------------------------------------------------------------------------
2212      2019    BOLEITA                02-232,4,5,7,8,9
---------------------------------------------------------
2233      2022    URBINA                 02-241,2,3
---------------------------------------------------------
3610      3610    TURUMO                 02-244
---------------------------------------------------------
2235M     2023    MIRANDA                02-242,3
---------------------------------------------------------
2236      2032    LIMONCITO              02-2912
---------------------------------------------------------
3606      3612    FILA DE MARICHES       02-5320
---------------------------------------------------------
2513      2138    CNT-LOS CORTIJOS (**)  02-500
---------------------------------------------------------
2222      2017    CALIFORNIA I           02-271
---------------------------------------------------------
2222      2018    CALIFORNIA II          02-272
---------------------------------------------------------
2225P     2027    PETARE                 02-2566               ZONE I  MIRANDA
---------------------------------------------------------
2226      2025    PALO VERDE             02-251,2
---------------------------------------------------------
2237      2026    MACARACUAY             02-256,7,8
---------------------------------------------------------
2313      2029    CHACAO                 02-261 al 267
---------------------------------------------------------
2314      2030    LOS PALOS GDES. I      02-283
---------------------------------------------------------
2314      2030    LOS PALOS GDES. II     02-284
---------------------------------------------------------
2314      2031    LOS PALOS GDES.        02-285,6
---------------------------------------------------------
2323      2120    CAFETAL                02-985
---------------------------------------------------------
2323      2121    CAFETAL II             02-986
---------------------------------------------------------
2323      2121    CAFETAL III            02-987
------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                            CAPITAL REGION (ZONE I)

---------------------------------------------------------------------------
 UBIC.                                                  OPERATING   FEDERAL
 CONT.      CCCC       PLANT               SERIAL         DIV.      ENTITY
---------------------------------------------------------------------------
3202       3204    TEQUES                02-364
----------------------------------------------------
3202       3202    TEQUES                02-321,2,3
----------------------------------------------------
3203R      3203    SANT. OMERO           02-322
----------------------------------------------------
3204P      3212    SAN PEDRO             02-378
----------------------------------------------------
3205       3205    CARRIZALES            02-383
----------------------------------------------------
3205C      3206    COL. DE CARRIZALES    02-383
----------------------------------------------------
3207       3207    SAN ANTONIO           02-371,372
----------------------------------------------------
3224       3209    SAN ANTONIO           02-373
----------------------------------------------------
3208       3208    LAS MINAS             02-372,373
----------------------------------------------------
3210       3210    SAN JOSE              02-3751
----------------------------------------------------
3215       3214    PARACOTOS             02-3911
----------------------------------------------------
3216       3213    EL JARILLO            02-392
----------------------------------------------------
3912       3903    OCUMARE DEL TUY II    039-240, 50
----------------------------------------------------
3913       3905    SAN FCO. DE YARE      038-29
----------------------------------------------------
3914       3911    SANTA LUCIA I         039-47
----------------------------------------------------
3914       3912    SANTA LUCIA II        039-481
----------------------------------------------------
3915       3907    SANTA TERESA          039-31
----------------------------------------------------
3917       3904    AVE MARIA             039-281
----------------------------------------------------
3922       3916    CUA                   039-91
----------------------------------------------------
3923       3918    CHARALLAVE            039-96,8
----------------------------------------------------
3924       3914    LOS ANAUCOS           039-82           MIRANDA      MIRANDA
----------------------------------------------------
3926       3919    TACATA                039-9910
----------------------------------------------------
3603       3603    CUIDAD FAJARDO        02-381
----------------------------------------------------
3607       3607    GUATIRE I             02-341,44
----------------------------------------------------
3600       3600    TRAPICHITO            02-361,2,3
----------------------------------------------------
3602       3602    SANTIAGO DE LEON      02-3691
----------------------------------------------------
3605       3605    VALLE ARRIBA          02-3416
----------------------------------------------------
3616       3616    PALO ALTO             02-347
----------------------------------------------------
3413       3413    CAUCAGUA I            034-61
----------------------------------------------------
3413       3414    CAUCAGUA II           034-62
----------------------------------------------------
3424       3404    HIGUEROTE             034-230,36
----------------------------------------------------
3426       3409    T. DE MAMPORAL I      034-41
----------------------------------------------------
3426       3411    T. DE MAMPORAL II     034-421
----------------------------------------------------
3426       3432    T. DE MAMPORAL        034-42
----------------------------------------------------
3431       3427  SAN FDO. DEL GAUPO      034-820
----------------------------------------------------
3432       3424  CUPIRA                  034-79
----------------------------------------------------
3433       3426  EL GUAPO                034-810
----------------------------------------------------
3435       3418  S. JOSE DE RIO CHICO    034-721
----------------------------------------------------
3435       3420  RIO CHICO               034-74
----------------------------------------------------
3437       3416  TAC. DE LA LAGUNA       034-7110
----------------------------------------------------
3442       3408  CHIRIMENA               034-381
---------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                           CAPITAL REGION (ZONE II)

------------------------------------------------------------------------------
  UBIC.                                               OPERATING    FEDERAL
  CONT.    CCCC       PLANT             SERIAL           DIV.      ENTITY
------------------------------------------------------------------------------
2513       2064    LOS CAOBOS I               02-571
-----------------------------------------------------
2513       2064    LOS CAOBOS II              02-572
-----------------------------------------------------
2513       2065    LOS CAOBOS III            02-5730
-----------------------------------------------------
2513       2065    LOS CAOBOS IV              02-574
-----------------------------------------------------
2513       2067    LOS CAOBOS           02-575,6,7,8
-----------------------------------------------------
2513       2058    CENTRO NACIONAL            02-531
-----------------------------------------------------
2516       2060    SAN AGUSTIN I              02-545
-----------------------------------------------------
2516       2059    SAN AGUSTIN II             02-541
-----------------------------------------------------
2516       2128    SAN AGUSTIN              02-___ 3
-----------------------------------------------------
2517       2050    ROMULO GALLEGOS I          02-551
-----------------------------------------------------
2517       2057    ROMULO GALLEGOS II         02-552
-----------------------------------------------------
2517       2124    ROMULO GALLEGOS          02-550,2
-----------------------------------------------------
2813       2061    CARACAS I                  02-561
-----------------------------------------------------
2813       2061    CARACAS II                 02-562
-----------------------------------------------------
2813       2062    CARACAS III                02-563
-----------------------------------------------------
2813       2063    CARACAS                    02-564   ZONE II FEDERAL DISTRICT
-----------------------------------------------------
2712       2080    ALTA FLORIDA               02-730
-----------------------------------------------------
2712       2079    ALTA FLORIDA               02-731
-----------------------------------------------------
2713       2106    EL ROSAL             02-951,2,3,4
-----------------------------------------------------
2513       2137    CNT - EL ROSAL (**)        02-500
-----------------------------------------------------
2714       2085    FLORIDA                02-761,2,3
-----------------------------------------------------
2716       2087    LA SALLE I                 02-781
-----------------------------------------------------
2716       2087    LA SALLE II                02-782
-----------------------------------------------------
2716       2088    LA SALLE                 02-793,4
-----------------------------------------------------
2513       2135    CNT - LA SALLE (**)        02-500
------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                           CAPITAL REGION (ZONE II)

-----------------------------------------------------------------------------------
 UBIC.
 CONT.    CCCC      PLANT            SERIAL         OPERATING DIV.  FEDERAL ENTITY
-----------------------------------------------------------------------------------
 2912       2081  BELLO MONTE II             02-751
---------------------------------------------------
 2912       2129  BELLO MONTE              02-753,4
---------------------------------------------------
 2913       2107  CHUAO                      02-959
---------------------------------------------------
 2914       2100  MERCEDES II                02-992
---------------------------------------------------
 2914       2122  MERCEDES III             02-991,3
---------------------------------------------------
 2924       2119  FCO.  SALIAS III           02-979
---------------------------------------------------
 2924       2116  FCO.  SALIAS         02-975,6,7,8
---------------------------------------------------
2924A       2115  VALLE ARRIBA           02-9756136
---------------------------------------------------
2924P       2117  ALTO PRADO               02-979,6
---------------------------------------------------
 2933       2101  TRINIDAD I                 02-945     ZONE II        MIRANDA
---------------------------------------------------
 2933       2102  TRINIDAD II                02-941
---------------------------------------------------
 2933       2104  TRINIDAD III               02-943
---------------------------------------------------
 2933       2131  TRINIDAD IV             02-944,45
---------------------------------------------------
 2934       2110  LOS GUAYABITOS             02-962
---------------------------------------------------
 2935       2111  EL HATILLO               02-961,3
---------------------------------------------------
2935L       2113  LOMAS D/L LAGUNITA      02-963819
---------------------------------------------------
2935P       2114  POTRO REDONDO           02-963883
-----------------------------------------------------------------------------------
2936H       2103  HOYO DE LA PUERTA          02-942    ZONE II     FEDERAL DISTRICT
-----------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                           CAPITAL REGION (ZONE III)

-----------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.    FEDERAL ENTITY
-----------------------------------------------------------------------------------------------------
 2814       2094        LA PASTORA              02-860,1,2,3
-----------------------------------------------------------------
 2814       2090        LA PASTORA                    02-864
-----------------------------------------------------------------
2816A       2097        ALTA VISTA                  02-872,3
-----------------------------------------------------------------
 2822       2096        NUEVA CARACAS             02-870,2,3
-----------------------------------------------------------------
 2822       2095        NUEVA CARACAS                 02-871
-----------------------------------------------------------------
 2825       2083        23 DE ENERO I                02-8585
-----------------------------------------------------------------
 2836       3300        EL JUNKO                     02-4121
-----------------------------------------------------------------
 2837       3301        LUIS HURTADO                  02-422
-----------------------------------------------------------------
 2412       2051        FCO. FAJARDO                02-471,2
-----------------------------------------------------------------
 2413       2053        MADERERO                  02-481,2,4
-----------------------------------------------------------------
 2413       2054        MADERERO                     02-4830
-----------------------------------------------------------------
 2414       2048        FCO. FAJARDO II               02-442
-----------------------------------------------------------------
 2414       2048        FCO. FAJARDO III              02-443
-----------------------------------------------------------------
 2416       2049        SAN MARTIN III            02-451,452
-----------------------------------------------------------------
 2416       2050        SAN MARTIN I                  02-461
-----------------------------------------------------------------
 2416       2050        SAN MARTIN II                 02-462
-----------------------------------------------------------------
 2513       2136        CNT-SAN MARTIN (**)           02-500          ZONE III      FEDERAL DISTRICT
-----------------------------------------------------------------
 2423       2042        CARICUAO I                    02-431
-----------------------------------------------------------------
 2423       2042        CARICUAO II                   02-432
-----------------------------------------------------------------
 2423       2043        CARICUAO                     02-4330
-----------------------------------------------------------------
2423K       2044        KENNEDY                     02-43343
-----------------------------------------------------------------
2423M       2045        MACARAO                     02-43354
-----------------------------------------------------------------
2426R       2046        RIO CRISTAL                 02-43358
-----------------------------------------------------------------
2427J       2047        ADJUNTAS                    02-433,4
-----------------------------------------------------------------
 2612       2073        CHAGUARAMOS I                 02-661
-----------------------------------------------------------------
 2612       2073        CHAGUARAMOS II                02-662
-----------------------------------------------------------------
 2612       2077        CHAGUARAMOS               02-690,693
-----------------------------------------------------------------
 2615       2070        PRADO DE MARIA          02-631,32,33
-----------------------------------------------------------------
 2622       2075        COCHE I                       02-681
-----------------------------------------------------------------
 2622       2075        COCHE II                      02-682
-----------------------------------------------------------------
 2624       2074        JARDINES                    02-671,2
-----------------------------------------------------------------------------------------------------
 3102       3102        MAIQUETIA                     02-332
-----------------------------------------------------------------
 3102       3103        MAIQUETIA                     02-331
-----------------------------------------------------------------
 3104       3107        MACUTO                        02-334
-----------------------------------------------------------------
 3119       3119        CARABALLEDA               02-394,396
-----------------------------------------------------------------
 3118       3118        LOS CARACAS                  02-3379
-----------------------------------------------------------------
 3115       3116        NAIGUATA                      02-337          VARGAS           VARGAS
-----------------------------------------------------------------
 3109       3108        CATIA LA MAR I                02-351
-----------------------------------------------------------------
 3109       3109        CATIA LA MAR II               02-352
-----------------------------------------------------------------
 3107       3112        AEROPUERTO                    02-355
-----------------------------------------------------------------
 3306       3306        CARAYACA                     02-3361
-----------------------------------------------------------------
 3113       3113        LAS SALINAS                  02-3681
-----------------------------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                CENTRAL REGION

-----------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.   FEDERAL ENTITY
-----------------------------------------------------------------------------------------------------
 4114       4106        CAMORUCO I                  041-21
-----------------------------------------------------------------
 4114       4106        CAMORUCO II                 041-22
-----------------------------------------------------------------
 4114       4108        CAMORUCO                041-23,4,5
-----------------------------------------------------------------
4114G       4109        CAMORUCO-GUATAPARO         041-260
-----------------------------------------------------------------
 4116       4119        EL TRIGAL                   041-42
-----------------------------------------------------------------
 4116       4120        EL TRIGAL                  041-430
-----------------------------------------------------------------
 4118       4124        NAGUANAGUA I                041-66
-----------------------------------------------------------------
 4118       4125        NAGUANAGUA II             041-67,8
-----------------------------------------------------------------
4128b       4107        EL BOSQUE                  041-230
-----------------------------------------------------------------
 4134       4140        LA ENTRADA                 041-930
-----------------------------------------------------------------
 4123       4121        LA FUNDACION I         041-47,8,77
-----------------------------------------------------------------
 4125       4136        EL MOLINO                  041-979
-----------------------------------------------------------------
 4127       4122        VALENCIA CENTRO         041-57,8,9
-----------------------------------------------------------------
4127B       4123        SAN BLAS                   041-590
-----------------------------------------------------------------
 4129       4110        VALENCIA SUR                041-31
-----------------------------------------------------------------
 4129       4113        VALENCIA SUR             041-35,83
-----------------------------------------------------------------
 4143       4900        CAMPO CARABOBO             049-290            CARABOBO          CARABOBO
-----------------------------------------------------------------
 4147       4133        TOCUYITO I                  041-95
-----------------------------------------------------------------
 4147       4134        TOCUYITO II                 041-96
-----------------------------------------------------------------
 4147       4142        TOCUYITO III               041-940
-----------------------------------------------------------------
4113C       4127        CASTILLITO                041-7145
-----------------------------------------------------------------
 4115       4112        ISABELICA I                 041-33
-----------------------------------------------------------------
 4115       4112        ISABELICA II                041-34
-----------------------------------------------------------------
 4115       4111        ISABELICA III          041-32,3,84
-----------------------------------------------------------------
4117A       4117        LAS AGUITAS                041-380
-----------------------------------------------------------------
4117B       4117        LAS AGUITAS                 041-84
-----------------------------------------------------------------
4117P       4118        PIEDRAS NEGRAS             041-381
-----------------------------------------------------------------
4137D       4130        ESMERAL.-MONTESERINO     041-810,2
-----------------------------------------------------------------
 4138       4126        LA ESMERALDA            041-710,20
-----------------------------------------------------------------
 4145       4128        FLOR AMARILLO            041-780,5
-----------------------------------------------------------------
 4146       4501        CENTRAL TACARIGUA         045-3510
-----------------------------------------------------------------
 4152       4502        BELEN                      045-390
-----------------------------------------------------------------
 4154       4504        GUIGUE I                    045-42
-----------------------------------------------------------------
 4154       4503        GUIGUE II                  045-411
-----------------------------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                 CENTRAL REGION


----------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC      PLANT         SERIAL    OPERATING DIV.  FEDERAL ENTITY
----------------------------------------------------------------------------
4162        4507  GUACARA             045-64
--------------------------------------------
4163        4512  CIUDAD ALIANZA      045-71
--------------------------------------------
4164P       4515  PARAPARAL       045-812,13
--------------------------------------------
4166        4505  SAN JOAQUIN I       045-51
--------------------------------------------
4166        4506  SAN JOAQUIN II     045-521
--------------------------------------------
4167N       4514  NEGRO PRIMERO      045-810
--------------------------------------------
4168P       4509  LA PRADERA         045-620
--------------------------------------------
4178        4513  VIGIRIMITA         045-910
--------------------------------------------
4198        4321  MARIARA            043-630
--------------------------------------------
4172        4909  BEJUMA I            049-91
--------------------------------------------
4172        4910  BEJUMA II           049-92      CARABOBO        CARABOBO
--------------------------------------------
4172        4911  BEJUMA             049-930
--------------------------------------------
4173        4902  CANOABO            049-710
--------------------------------------------
4174        4903  CHIRGUA            049-750
--------------------------------------------
4175        4905  MIRANDA             049-81
--------------------------------------------
4176        4907  MONTALBAN           049-85
--------------------------------------------
4212        4203  PUERTO CABELLO    042-61,2
--------------------------------------------
4213        4206  CUMBOTO            042-644
--------------------------------------------
            4205  LA SORPRESA     042-642,65
--------------------------------------------
4213P       4211  EL PALITO           042-77
--------------------------------------------
4244        4208  MORON I            042-720
----------------------------------------------------------------------------
4812        5800  SAN CARLOS III     058-330
--------------------------------------------
4843        5801  LAS VEGAS         058-5100
--------------------------------------------
4852        5810  EL PAO             058-760    COJEDES           COJEDES
--------------------------------------------
4854        5808  TINACO              058-71
--------------------------------------------
4855        5804  TINAQUILLO       058-660,6
--------------------------------------------
4872        5812  EL BAUL             058-81
----------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                              CENTER PLAIN REGION

-------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC         PLANT          SERIAL   OPERATING DIV.  FEDERAL ENTITY
-------------------------------------------------------------------------------
4313        4330  EL LIMON               043-83
-----------------------------------------------
4314        4306  LA BARRACA             043-32
-----------------------------------------------
4314        4307  LA BARRACA             043-33
-----------------------------------------------
4315        4311  LAS DELICIAS           043-41
-----------------------------------------------
4315        4312  LAS DELICIAS          043-420
-----------------------------------------------
4316        4317  LA ROMANA              043-54
-----------------------------------------------
4316        4315  LA ROMANA            043-51,3
-----------------------------------------------
4317        4308  LAS ACACIAS            043-34
-----------------------------------------------
4317        4309  LAS ACACIAS          043-35,8
-----------------------------------------------
4318        4314  MARACAY CENTRO       043-46,7
-----------------------------------------------
4318        4313  MARACAY CENTRO II      043-45
-----------------------------------------------
4325R       4316  LAS INDUSTRIAS       043-51,3
-----------------------------------------------
4327S       4310  LOS SAMANES I        043-3525
-----------------------------------------------
4327        4327  LOS SAMANES II        043-720
-----------------------------------------------
4328        4336  SAMAN DE GUERE        043-690      ARAGUA       ARAGUA
-----------------------------------------------
4332        4331  CHORONI              043-9110
-----------------------------------------------
4333        4332  OCUMARE DE LA COSTA   043-931
-----------------------------------------------
4334M       4326  LA MORITA             043-710
-----------------------------------------------
4342        4322  PALO NEGRO            043-670
-----------------------------------------------
4446        4412  TURMERO              044-63,1
-----------------------------------------------
4462        4408  MAGDALENO            044-4610
-----------------------------------------------
4464        4414  VILLA DE CURA         044-864
-----------------------------------------------
4465        4418  LOS TANQUES            044-89
-----------------------------------------------
4512        4606  SAN CASIMIRO I        048-571
-----------------------------------------------
4512        4621  SAN CASIMIRO II       046-560
-----------------------------------------------
4513        4603  SAN SEBASTIAN I        046-51
-----------------------------------------------
4513        4604  SAN SEBASTIAN II      046-520
-----------------------------------------------
4514        4612  BARBACOAS             046-670
-----------------------------------------------
4515        4607  CAMATAGUA I           046-590
-----------------------------------------------
4515        4620  CAMATAGUA II          046-591
-------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                              CENTER PLAIN REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.    CCCC          PLANT         SERIAL     OPERATING DIV.  FEDERAL ENTITY
--------------------------------------------------------------------------------
4413      4401  LA VICTORIA I             044-21
------------------------------------------------
4413      4402  LA VICTORIA II           044-220
------------------------------------------------
4401      3305  COLONIA TOVAR            044-551
------------------------------------------------
4422      4403  EL CONSEJO I              044-31
------------------------------------------------
4422      4404  EL CONSEJO II            044-320
------------------------------------------------
4413E     4422  TEJERIAS                 044-341
------------------------------------------------
4424      4426  ZUATA                    044-361      ARAGUA       ARAGUA
------------------------------------------------
4442      4413  CAGUA                      044-7
------------------------------------------------
                                      044-93_,__
------------------------------------------------
4445      4409  SAN MATEO I               044-51
------------------------------------------------
4445      4410  SAN MATEO II             044-521
------------------------------------------------
4447      4318  SANTA CRUZ DE ARAGUA     043-616
------------------------------------------------
4448      4419  BELLA VISTA              044-952
--------------------------------------------------------------------------------
4612      4602  SAN JUAN DE LOS MORROS 046-31,32
------------------------------------------------
4622      4613  ORTIZ                    046-690
------------------------------------------------
4635      3814  ALTAGRACIA DE ORITUCO    038-340
------------------------------------------------
4636      3804  SAN JOSE DE GUARIBE      038-410
------------------------------------------------
4754      3800  LEZAMA                  038-2110
------------------------------------------------
4653      4615  CALABOZO                046-71,2
------------------------------------------------
4664      4609  EL SOMBRERO               046-63
------------------------------------------------
4672      4707  CAMAGUAN                 047-710
------------------------------------------------
4712      3504  VALLE DE LA PASCUA I    035-41,2
------------------------------------------------
4723      3509  CHAGUARAMAS              035-750     GUARICO       GUARICO
------------------------------------------------
4725      3510  LAS MERCEDES             035-790
------------------------------------------------
4726      3505  CABRUTA                  035-610
------------------------------------------------
4732      3807  EL SOCORRO               038-580
------------------------------------------------
4734      3812  SANTA MARIA DE IPIRE      038-81
------------------------------------------------
4735      3805  TUCUPIDO                 038-520
------------------------------------------------
4736      3809  ZARAZA I                  038-61
------------------------------------------------
4736      3817  ZARAZA                    038-62
------------------------------------------------
4736      3810  ZARAZA II                038-621
------------------------------------------------
4736      3811  ZARAZA III               038-622
------------------------------------------------
4738      3816  SAN RAFAEL DE LAYA       038-450
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                              CENTER PLAIN REGION


-------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC         PLANT          SERIAL   OPERATING DIV.  FEDERAL ENTITY
-------------------------------------------------------------------------------
4912        4701  SAN FDO. DE APURE       047-2
-----------------------------------------------
4912        4703  SAN FDO. DE APURE      047-41
-----------------------------------------------
4923        4706  BIRUACA I              047-65
-----------------------------------------------
4923        4705  BIRUACA II            047-640
-----------------------------------------------
4926        4718  SAN JUAN DE PAYARA    047-590
-----------------------------------------------
4932        4709  ACHAGUAS I             047-81      APURE           APURE
-----------------------------------------------
4932        4710  ACHAGUAS II           047-820
-----------------------------------------------
                                       047-9610
-----------------------------------------------
4953        4714  MANTECAL              047-940
-----------------------------------------------
4964        4702  EL RECREO             047-310
-----------------------------------------------
4992        4712  ELORZA                 047-91
-------------------------------------------------------------------------------
4925        4806  PUERTO PAEZ           048-910     AMAZONAS         APURE
-------------------------------------------------------------------------------
9312        4800  PUERTO AYACUCHO       048-210
-----------------------------------------------     AMAZONAS        AMAZONAS
9315        4804  SAN FDO. DE ATABAPO   048-411
-------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                               CENTER WEST REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC       PLANT          SERIAL     OPERATING DIV.  FEDERAL ENTITY
-------------------------------------------------------------------------------
5112        5106  BARQUISIMETO II        051-31
-----------------------------------------------
5112        5107  BARQUISIMETO         051-32,3
-----------------------------------------------
5113        5115  MORAN                051-50,1
-----------------------------------------------
5113        5116  MORAN               051-520,5
-----------------------------------------------
5114        5114  AYACUCHO         051-40,5,6,7
-----------------------------------------------
5115        5112  OBELISCO               051-42
-----------------------------------------------
5115        5110  OBELISCO             051-41,3
-----------------------------------------------
5116        5117  SANTA ELENA            051-53
-----------------------------------------------
5116        5118  SANTA ELENA        051-540,55
-----------------------------------------------
5125I       5126  LAS INDUSTRIAS        051-690
-----------------------------------------------
5126        5109  UNION                 051-370
-----------------------------------------------
5127        5124  SANTA ISABEL          051-660
-----------------------------------------------
5128        5129  PATA E PALO            051-73
-----------------------------------------------
5131C       5111  LA CARUCIENA       051-417,34
-----------------------------------------------
5132        5302  BOBARE                053-250
-----------------------------------------------
5133        5300  DUACA I                053-21
-----------------------------------------------
5133        5301  DUACA II              053-220
-----------------------------------------------
5135        5144  RIO CLARO             051-980
-----------------------------------------------
5139C       5125  LOS CREPUSCULOS       051-670       LARA            LARA
-----------------------------------------------
5142        5119  CABUDARE II          051-61,2
-----------------------------------------------
5142C       5122  CABUDARE I             051-63
-----------------------------------------------
5142M       5121  LA MORA            051-622,35
-----------------------------------------------
5142P       5120  LA PIEDAD             051-621
-----------------------------------------------
5146        5142  SARARE                051-921
-----------------------------------------------
5152        5305  AGUADA GRANDE         053-340
-----------------------------------------------
5155        5306  SANTA INES           053-3610
-----------------------------------------------
5157        5304  SIQUISIQUE             053-31
-----------------------------------------------
5162        5316  EL TOCUYO              053-63
-----------------------------------------------
5165        5319  GUARICO               053-720
-----------------------------------------------
5166        5321  HUMOCARO ALTO        053-7410
-----------------------------------------------
5167        5322  HUMOCARO BAJO         053-780
-----------------------------------------------
5173        5312  CUBIRO                053-480
-----------------------------------------------
5174        5308  QUIBOR                 053-41
-----------------------------------------------
5176        5313  SANARE                053-490
-----------------------------------------------
5213        5214  CARORA II          052-215,22
-----------------------------------------------
5213C       5200  CARORA I              052-210
-----------------------------------------------
5223        5204  ATARIGUA             052-7510
-------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                               CENTER WEST REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.    CCCC            PLANT       SERIAL      OPERATING DIV.  FEDERAL ENTITY
--------------------------------------------------------------------------------
5512      5505    ACARIGUA                  055-4
-------------------------------------------------
5512      5503    ACARIGUA             055-21,2,3
-------------------------------------------------
5513      5506    ARAURE I                 055-51
-------------------------------------------------
5513      5508    ARAURE II                055-52
-------------------------------------------------
5516B     5504    BARAURE              055-216,22
-------------------------------------------------
5522      5512    AGUA BLANCA             055-921
-------------------------------------------------
5523      5605    LA APARICION            056-621
-------------------------------------------------
5524      5515    PAYARA                  055-990
-------------------------------------------------
5525      5513    PIMPINELA               055-980
-------------------------------------------------
5526      5511    RIO ACARIGUA           055-9100
-------------------------------------------------
5527      5510    SAN RAFAEL DE ONOTO     055-890    PORTUGUESA       PORTUGUESA
-------------------------------------------------
5529      5607    OPSINO                   056-82
-------------------------------------------------
5553      5609    SANTA ROSALIA           056-840
-------------------------------------------------
5562      5606    LA MISION              056-6810
-------------------------------------------------
5563      5603    PIRITU                   056-61
-------------------------------------------------
5565      5600    VILLA BRUZUAL - TUREN    056-21
-------------------------------------------------
5712      5701    GUANARE                057-51,3
-------------------------------------------------
5712F     5702    FRANCISCO DE MIRANDA   057-51,3
-------------------------------------------------
5712S     5703    SAN FRANCISCO           057-519
-------------------------------------------------
5718      5706    MESA CAVACA             057-680
-------------------------------------------------
5722      5704    BOCONOITO               057-631
--------------------------------------------------------------------------------
5725      5710    CAMPO ELIAS             057-850    PORTUGUESA       TRUJILLO
--------------------------------------------------------------------------------
5732      5707    GUANARITO               051-711
-------------------------------------------------
5734      5705    PAPELON                 057-670
-------------------------------------------------
5742      5708    BISCUCUY                 057-81
-------------------------------------------------    PORTUGUESA     PORTUGUESA
5742      5709    BISCUCUY II              057-82
-------------------------------------------------
5745      5712    CHABASQUEN              057-890
--------------------------------------------------------------------------------
5412      5402    SAN FELIPE                054-4
-------------------------------------------------
5413      5400    SAN FELIPE             054-31,2
-------------------------------------------------
5413C     5401    COCOROTE                054-321
-------------------------------------------------
5424      5408    GUAMA                   054-610
-------------------------------------------------
5433      5303    AROA                    053-271
-------------------------------------------------
5434      5406    FARRIAR                054-6210
-------------------------------------------------
5435      5403    MARIN                    054-51
-------------------------------------------------
5437      5417    YUMARE                 054-7810
-------------------------------------------------
5460      5412    BORAURE                 054-670
-------------------------------------------------
5425      5411    SAN PABLO               054-650     YARACUY         YARACUY
-------------------------------------------------
5426      5141    CAMPO ELIAS             051-890
-------------------------------------------------
5442      5413    NIRGUA                   054-71
-------------------------------------------------
5442      5414    NIRGUA                  054-720
-------------------------------------------------
5442      5415    NIRGUA II               054-721
-------------------------------------------------
5443      5416    SALOM                  054-7510
-------------------------------------------------
5453      5134    CHIVACOA                051-830
-------------------------------------------------
5454      5140    SABANA DE PARRA         051-881
-------------------------------------------------
5455      5138    URACHICHE               051-860
-------------------------------------------------
5458      5133    YARITAGUA               051-820
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                               NORTHWEST REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.   CCCC       PLANT                SERIAL  OPERATING DIV.   FEDERAL ENTITY
--------------------------------------------------------------------------------
6116     6131  FRONTERAS               061-49,57
------------------------------------------------
6117     6124  LAS DELICIAS I - II      061-51,2
------------------------------------------------
6117     6132  LAS DELICIAS           061-590,83
------------------------------------------------
6118     6120  COQUIVACOA I - II        061-41,2
------------------------------------------------
6118     6121  COQUIVACOA                061-430
------------------------------------------------
6126L    6122  LAGOMAR                   061-480
------------------------------------------------
6123H    6111  LOS HATICOS             061-23,29
------------------------------------------------
6172     6135  LA LAGO (FG.)           061-64,65
------------------------------------------------
6173R    6118  EL TREBOL                 061-360
------------------------------------------------
6174C    6137  CAMPO ALEGRE            061-86,87
------------------------------------------------
6175     6114  SAN FELIPE              061-31,32
------------------------------------------------
6175F    6114  SAN FELIPE                061-310
------------------------------------------------
6214     6109  URDANETA I                 061-22
------------------------------------------------
6214     6108  URDANETA II                061-21
------------------------------------------------
6214     6110  URDANETA                  061-238
------------------------------------------------
6216     6133  SAN FRANCISCO              061-61
------------------------------------------------
6216     6134  SAN FRANCISCO           061-61,62
------------------------------------------------
6219     6116  LAS INDUSTRIAS             061-34
------------------------------------------------
6219     6117  LAS INDUSTRIAS          061-35,36
------------------------------------------------
6252     6206  CHIQUINCURA               062-480
------------------------------------------------
6253     6209  EL CARMELO                062-530
------------------------------------------------
6254     6202  LA CANADA I                062-41
------------------------------------------------
6254     6203  LA CANADA II               062-42
------------------------------------------------
6255     6208  POTRERITOS                062-511    ZULIA       ZULIA
------------------------------------------------
6256     6204  LOS CORTUOS               062-470
------------------------------------------------
6113     6144  BELLA VISTA              061-97,8
------------------------------------------------
6125     6142  BELLA VISTA III            061-91
------------------------------------------------
6125     6143  BELLA VISTA              061-92,3
------------------------------------------------
6142     6212  SAN RAFAEL DEL MOJAN I     062-71
------------------------------------------------
6142     6213  SAN RAFAEL DEL MOJAN II   062-721
------------------------------------------------
6212     6214  ISLA DE TOAS              062-760
------------------------------------------------
6215     6219  SINAMAICA                 062-930
------------------------------------------------
6225     6218  PARAGUAIPOA               062-910
------------------------------------------------
6232     6217  CAMPO MARA                062-830
------------------------------------------------
6235     6216  LA SIERRITA               062-810
------------------------------------------------
6236     6215  SANTA CRUZ DE MARA        062-791
------------------------------------------------
6241     6211  TAMARE-MARA               062-680
------------------------------------------------
6242     6221  CARRASQUERO               062-940
------------------------------------------------
6119     6125  LOS OLIVOS I               061-53
------------------------------------------------
6119     6126  LOS OLIVOS II              061-54
------------------------------------------------
6119     6128  LOS OLIVOS             061-554,64
------------------------------------------------
6129     6139  SAN MIGUEL             061-66,7,8
------------------------------------------------
6133P    6127  PANAMERICANA              061-550
------------------------------------------------
6146A    6130  EL AMPARO                 061-560
------------------------------------------------
6147L    6129  CUATRICENTENARIO        061-55,56
------------------------------------------------
6263     6201  CAMPO LA CONCEPCION        062-32
------------------------------------------------
6254     6210  LA PAZ                    062-610
--------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                NORTHWEST REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC           PLANT        SERIAL    OPERATING DIV.  FEDERAL ENTITY
--------------------------------------------------------------------------------
6412        6403  CABIMAS                   064-41
--------------------------------------------------
6413        6409  LAS CABILLAS             064-714
--------------------------------------------------
6413C       6408  LAS CABILLAS             064-710
--------------------------------------------------
6414L       6407  LOS LAURELES              064-61
--------------------------------------------------
6416D       6405  LAS DELICIAS             064-510
--------------------------------------------------
6423        6413  PALMAREJO                064-960
--------------------------------------------------
6425        6415  SANTA RITA (FG)          064-940
--------------------------------------------------
6426        6417  PUNTA GORDA              064-990
--------------------------------------------------
6427        6410  EL MENE                 064-8110
--------------------------------------------------
6442        6600  PUERTOS ALTAGRACIA       066-210
--------------------------------------------------
6448        6604  SABANETA DE PALMA        066-751
--------------------------------------------------
6512        6500  CIUDAD OJEDA               065-2
--------------------------------------------------
6512        6502  CIUDAD OJEDA             065-311
--------------------------------------------------
6512J       6504  CIUDAD OJEDA-TIA JUANA    065-51
--------------------------------------------------
6515        6704  PUEBLO NUEVO-BARALT I    065-621
--------------------------------------------------
6515        6703  PUEBLO NUEVO-BARALT II   067-620
--------------------------------------------------
6522        6509  LAGUNILLAS               065-730
--------------------------------------------------
6523        6506  CAMPO ROJO               065-721
--------------------------------------------------
6526        6706  EL VENADO                067-850       ZULIA           ZULIA
--------------------------------------------------
6542        6700  BACHAQUERO                067-21
--------------------------------------------------
6554        6702  MENE GRANDE               067-61
--------------------------------------------------
6556        6705  SAN TIMOTEO              067-690
--------------------------------------------------
6557M       6501  CIUDAD OJEDA - TAMARE  065-310,4
--------------------------------------------------
6558O       6503  CIUDAD OJEDA - UNION     065-410
--------------------------------------------------
6313        6306  MACHIQUES                063-730
--------------------------------------------------
6323        6304  LAS PIEDRAS              063-640
--------------------------------------------------
6324        6305  SAN JOSE DE PERUA         063-62
--------------------------------------------------
6332        6300  LA VILLA DEL ROSARIO     063-510
--------------------------------------------------
6812        7506  SANTA BARBARA             075-55
--------------------------------------------------
6832        7501  CASIGUA EL CUBO          075-340
--------------------------------------------------
6833        7500  EL GUAYABO               075-300
--------------------------------------------------
6834        7505  ENCONTRADOS              075-500
--------------------------------------------------
6835        7508  SANTA CRUZ DEL ZULIA    075-5810
--------------------------------------------------
6837        7503  PUEBLO NUEVO-EL CHIVO   075-4310
--------------------------------------------------
6842        7121  BOBURES                  071-710
--------------------------------------------------
6844        7124  EL BATEY                 071-730
--------------------------------------------------
6845        7126  GIBRALTAR                071-742
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                               NORTHWEST REGION


--------------------------------------------------------------------------------
 UBIC.
 CONT.     CCCC          PLANT         SERIAL    OPERATING DIV.  FEDERAL ENTITY
--------------------------------------------------------------------------------
5813        6802  CORO CENTRO              068-51
-------------------------------------------------
5813        6803  CORO CENTRO          068-520,53
-------------------------------------------------
5817        6813  LA VELA                  068-78
-------------------------------------------------
5817        6814  LA VELA                  068-77
-------------------------------------------------
5826        6811  TOCOPERO                068-741
-------------------------------------------------
5827        6812  PIRITU                  068-750
-------------------------------------------------
5828        6810  PUERTO CUMAREBO          068-72
-------------------------------------------------
5828        6809  PUERTO CUMAREBO II      068-711
-------------------------------------------------
5828        6824  PUERTO CUMAREBO          068-71
-------------------------------------------------
5843        6815  PEDREGAL                068-811
-------------------------------------------------
5853        6607  CAPATARIDA             066-8310
-------------------------------------------------
5855        6605  DABAJURO                 066-81
-------------------------------------------------
5856        6412  MENE MAUROA             064-920
-------------------------------------------------
5864        6816  CHURUGUARA               068-91
-------------------------------------------------
5864        6817  CHURUGUARA II           068-920
-------------------------------------------------
5865        6818  MAPARARI               068-9310
-------------------------------------------------
5866        6819  STA. CRUZ DE BUCARAL    068-960
-------------------------------------------------
5872        6806  CABURE                 068-6110
-------------------------------------------------
5874        6808  LA CRUZ DE TARATARA     068-650
-------------------------------------------------
5878        6807  SAN LUIS                068-630    FALCON          FALCON
-------------------------------------------------
5913        6902  PUNTO FIJO               069-45
-------------------------------------------------
5913        6905  PUNTO FIJO           069-46,7,8
-------------------------------------------------
5925C       6904  PUERTA MARAVEN          069-462
-------------------------------------------------
5925C       6908  PUERTA MARAVEN          069-481
-------------------------------------------------
5925C       6909  PTA. CARDON-COMUNIDAD   069-483
-------------------------------------------------
5934J       6903  JUDIBANA             069-480,47
-------------------------------------------------
5936        6917  LOS TAQUES              069-770
-------------------------------------------------
5937        6916  ADICORA                 069-880
-------------------------------------------------
5938        6913  PUEBLO NUEVO             069-81
-------------------------------------------------
5939        6915  SANTA ANA               069-860
-------------------------------------------------
5833        4220  CAPADARE               042-9610
-------------------------------------------------
5836        4218  TOCUYO DE LA COSTA     042-9110
-------------------------------------------------
5942        4213  TUCACAS                 042-830
-------------------------------------------------
5943        4212  BOCA DE AROA            042-820
-------------------------------------------------
5944        4217  CHICHIRIVICHE            042-85
-------------------------------------------------
5944        4216  CHICHIRIVICHE            042-86
-------------------------------------------------
5945        4219  SAN JUAN DE LOS CAYOS   042-950
-------------------------------------------------
5946        4221  MIRIMIRE                042-970
-------------------------------------------------
5947        4223  YARACAL                042-9810
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                 ANDES REGION

--------------------------------------------------------------------------------
 UBIC.
 CONT.    CCCC           PLANT          SERIAL    OPERATING DIV.  FEDERAL ENTITY
--------------------------------------------------------------------------------
7363      7803    EL CANTON              078-250  TACHIRA         BARINAS
--------------------------------------------------------------------------------
7612      7606    SAN CRISTOBAL I-II    076-43,4
------------------------------------------------
7612      7604    SAN CRISTOBAL         076-41,2
------------------------------------------------
7613      7608    CONCORDIA             076-47,6
------------------------------------------------
7614      7611    PIRINEOS                076-55
------------------------------------------------
7614      7609    PIRINEOS             076-56,53
------------------------------------------------
7615      7610    PARAMILLO I            076-562
------------------------------------------------
7615P     7639    PARAMILLO II           076-530
------------------------------------------------
7617      7612    PALO GORDO I           076-571
------------------------------------------------
7617      7613    PALO GORDO II          076-572
------------------------------------------------
7618L     7605    LAS LOMAS              076-411
------------------------------------------------
7622      7627    CORDERO                 076-96
------------------------------------------------
7623      7625    INDEPENDENCIA I         076-83
------------------------------------------------
7623      7632    INDEPENDENCIA II       076-880
------------------------------------------------
7626      7634    PALMIRA                076-944
------------------------------------------------
7627      7633    TARIBA                 076-940
------------------------------------------------
7628      7624    ZORCA                  076-821
------------------------------------------------
7642      7715    ABEJALES               077-760
------------------------------------------------
7647      7704    EL PINAL I              077-37
------------------------------------------------
7647      7732    EL PINAL II            077-340
------------------------------------------------
7651      7616    SAN JOSECITO            076-64
------------------------------------------------
7714      7626    BOROTA                 076-840  TACHIRA         TACHIRA
------------------------------------------------
7674      7622    SAN ANTONIO            076-710
------------------------------------------------
7676      7630    URENA                076-870,4
------------------------------------------------
7712      7720    COLON                   077-91
------------------------------------------------
7716      7701    MICHELENA              077-230
------------------------------------------------
7732      7707    LA FRIA                 077-41
------------------------------------------------
7737      7711    UMUQUENA               077-470
------------------------------------------------
7743      7709    COLONCITO I             077-45
------------------------------------------------
7743      7710    COLONCITO II           077-460
------------------------------------------------
7748      7523    HERNANDEZ              075-871
------------------------------------------------
7751      7517    LA TENDIDA             075-770
------------------------------------------------
7752      7718    LA GRITA I              077-82
------------------------------------------------
7752      7717    LA GRITA II            077-811
------------------------------------------------
7755      7713    PREGONERO              077-710
------------------------------------------------
7757      7719    SEBORUCO               077-860
------------------------------------------------
7762      7725    EL COBRE               077-970
------------------------------------------------
7763      7706    QUENIQUEA              077-390
------------------------------------------------
7765      7703    SAN JOSE DE BOLIVAR     077-32
------------------------------------------------
7663      7615    RUBIO                  076-620
------------------------------------------------
7664B     7620    BRAMON                076-6900
------------------------------------------------
7665      7619    DELICIAS               076-680
------------------------------------------------
7666      7618    SANTA ANA               076-67
--------------------------------------------------------------------------------
4972      7804    GUASDUALITO I           078-31
------------------------------------------------
4972      7805    GUASDUALITO II         078-320
------------------------------------------------
4973      7806    EL AMPARO              078-350  TACHIRA          APURE
------------------------------------------------
4974      7714    EL NULA               077-7210
--------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                  ANDES REGION

--------------------------------------------------------------------------------
 UBIC.
 CONT.    CCCC            PLANT           SERIAL   OPERATING DIV. FEDERAL ENTITY
--------------------------------------------------------------------------------
7412      7405    MERIDA CENTRO             074-52
--------------------------------------------------
7412      7405    MERIDA CENTRO             074-51
--------------------------------------------------
7414      7423    TIBISAY                  074-620
--------------------------------------------------
7414      7406    TIBISAY                   074-63
--------------------------------------------------
7415      7403    SANTA MARIA               074-44
--------------------------------------------------
7417      7407    LA PEDREGOZA             074-660
--------------------------------------------------
7418C     7408    URB. CARABOBO            074-665
--------------------------------------------------
7422      7409    LA PUNTA                 074-716
--------------------------------------------------
7432      7411    MUCUCHIES                074-820
--------------------------------------------------
7433      7415    MUCURUBA                 074-850
--------------------------------------------------
7435      7412    TABAY                    074-830
--------------------------------------------------
7442      7416    APARTADEROS             074-8800
--------------------------------------------------
7444      7319    PUEBLO LLANO             073-830
--------------------------------------------------
7445      7321    SANTO DOMINGO            073-880
--------------------------------------------------
7452      7137    CHACHOPO                071-8830
--------------------------------------------------
7455      7138    TIMOTES                  071-890 MERIDA         MERIDA
--------------------------------------------------
7464      7417    EJIDO                    074-210
--------------------------------------------------
7472      7418    LAGUNILLAS               074-961
--------------------------------------------------
7512      7515    TOVAR                    075-730
--------------------------------------------------
7515      7514    BAILADORES               075-700
--------------------------------------------------
7517      7519    LA PLAYA                075-7810
--------------------------------------------------
7518      7518    ZEA                      075-760
--------------------------------------------------
7519      7513    CANAGUA                  075-681
--------------------------------------------------
7532      7509    CHIGUARA                 075-610
--------------------------------------------------
7536      7510    MESA DE BOLIVAR          075-640
--------------------------------------------------
7537      7511    SANTA CRUZ DE MORA       075-670
--------------------------------------------------
7542      7521    EL VIGIA                075-81,2
--------------------------------------------------
7546      7420    LA AZULITA               074-970
--------------------------------------------------
7547      7422    STA. ELENA DE ARENALES  074-9910
--------------------------------------------------
7548      7504    TUCANI                   075-441
--------------------------------------------------
7549      7421    MUCUJEPE                074-9810
--------------------------------------------------
7562      7128    ARAPUEY                 071-7810
--------------------------------------------------------------------------------
7565      7123    NUEVA BOLIVIA I          071-722
-------------------------------------------------- MERIDA         TRUJILLO
7565      7122    NUEVA BOLIVIA II         071-721
--------------------------------------------------------------------------------
7566      7125    PALMARITO               071-7410
-------------------------------------------------- MERIDA         MERIDA
7569      7127    TORONDOY                071-7510
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                 ANDES REGION


--------------------------------------------------------------------------------
UBIC.
 CONT.      CCCC  PLANT                 SERIAL     OPERATING DIV. FEDERAL ENTITY
--------------------------------------------------------------------------------
7112        7110  VALERA                   071-51
-------------------------------------------------
7113        7103  VALERA - CENTRO       071-21,87
-------------------------------------------------
7114        7104  LIMONCITO                071-31
-------------------------------------------------
7117        7106  LA BEATRIZ I             071-36
-------------------------------------------------
7117        7105  LA BEATRIZ II           071-351
-------------------------------------------------
7125        7134  LA QUEBRADA            071-  10
-------------------------------------------------
7126        7108  CARVAJAL                 071-44
-------------------------------------------------
7133        7144  ESCUQUE                 071-950
-------------------------------------------------
7134        7141  MOTATAN                  071-92
-------------------------------------------------
7136        7142  MESETA DE CHIMPIRE     071-9310
-------------------------------------------------
7143        7135  LA MESA DE ESNUJAQUE    071-860
-------------------------------------------------
7144        7132  LA PUERTA                071-83
-------------------------------------------------
7145        7129  MENDOZA FRIA            071-810
-------------------------------------------------
7153        7112  BETIJOQUE I              071-62
-------------------------------------------------
7153        7113  BETIJOQUE II            071-630
-------------------------------------------------
7154        7116  EL DIVIDIVE             071-660
-------------------------------------------------
7156        7115  SABANA DE MENDOZA I      071-64
-------------------------------------------------
7156        7120  SABANA DE MENDOZA II    071-690  TRUJILLO       TRUJILLO
-------------------------------------------------
7166        7119  LA CEIBA               071-6820
-------------------------------------------------
7173        7118  EL JAGUITO              071-671
-------------------------------------------------
7237        7158  ZONA RICA               071-680
-------------------------------------------------
7214        7200  TRUJILLO                 072-31
-------------------------------------------------
7214        7201  TRUJILLO                072-360
-------------------------------------------------
7216        7131  SAN LAZARO              071-820
-------------------------------------------------
7223        7212  MONAY                   072-890
-------------------------------------------------
7224        7208  PAMPAN                   072-81
-------------------------------------------------
7225        7206  PAMPANITO               072-711
-------------------------------------------------
7227        7211  SANTA ANA               072-850
-------------------------------------------------
7232        7213  CARACHE                 072-910
-------------------------------------------------
7233        7214  CUICAS                  072-940
-------------------------------------------------
7236        7207  EL PRADO                072-721
-------------------------------------------------
7243        7215  CHEJENDE                072-951
-------------------------------------------------
7252        7202  BOCONO                  072-520
-------------------------------------------------
7254        7210  EL BATATAL              072-841
-------------------------------------------------
7258        7133  SAN JOSE DE TOSTOS      071-841
--------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                  ANDES REGION

--------------------------------------------------------------------------------
 UBIC.
 CONT.     CCCC   PLANT                  SERIAL  OPERATING DIV. FEDERAL ENTITY
--------------------------------------------------------------------------------
7313        7301  BARINAS II               073-2
------------------------------------------------
7313        7303  BARINAS               073-32,3
------------------------------------------------
7314B       7302  ALTO BARINAS I      073-410,12
------------------------------------------------
7314B       7302  ALTO BARINAS II        073-330
------------------------------------------------
7315B       7304  AGUSTIN CODAZZI   073-336,26,8
------------------------------------------------
7316        7308  CUATRICENTENARIA       073-462
------------------------------------------------
7316        7308  CUATRICENTENARIA       073-460
------------------------------------------------
7323        7316  BARINITAS              073-810
------------------------------------------------
7324        7327  CALDERAS               073-860
------------------------------------------------
7332        7310  BARRANCAS             073-7110  BARINAS       BARINAS
------------------------------------------------
7335        7314  SABANETA                073-75
------------------------------------------------
7337        7315  VEGUITAS               073-781
------------------------------------------------
7362        7322  CIUDAD BOLIVIA         073-910
------------------------------------------------
7364        7337  CHAMETA                073-970
------------------------------------------------
7365        7800  SANTA BARBARA I         078-21
------------------------------------------------
7365        7801  SANTA BARBARA II        078-22
------------------------------------------------
7313S       7335  SOCOPO                 073-980
------------------------------------------------
7367        7808  CAPITANEJO             078-391
------------------------------------------------
7368        7324  BUM BUM                073-950
------------------------------------------------
7369        7309  LIBERTAD               073-630
--------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                EASTERN REGION

-----------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.   FEDERAL ENTITY
-----------------------------------------------------------------------------------------------------
8113        8115        ANZOATEGUI                    081-66
-----------------------------------------------------------------
8113        8116        PUERTO LA CRUZ            081-65,7,8
-----------------------------------------------------------------
8116S       8117        EL SAMAN                    081-63,7
-----------------------------------------------------------------
8117P       8118        PARAISO                   081-63,5,7
-----------------------------------------------------------------
8123G       8120        GUANTA                       081-682
-----------------------------------------------------------------
8126M       8119        PTO. LA CRUZ-MUNICIPAL  081-63,5,7,8
-----------------------------------------------------------------
8127D       8138        LAS DELICIAS                 081-690
-----------------------------------------------------------------
8128        8103        CANTACLARO                   081-380
-----------------------------------------------------------------
8142        8125        BARCELONA                     081-77
-----------------------------------------------------------------
8142        8123        BARCELONA                 081-74,5,6
-----------------------------------------------------------------
8142B       8131        BOYACA                       081-710
-----------------------------------------------------------------
8146        8130        INTERCOMUNAL              081-860,67
-----------------------------------------------------------------
8147        8128        LECHERIAS                 081-810,82
-----------------------------------------------------------------
8149M       8124        PUEBLO MESONES            081-765,45
-----------------------------------------------------------------
8152        8111        BOCA DE UCHIRE               081-510
-----------------------------------------------------------------
8155        8105        PUERTO PIRITU                081-410
-----------------------------------------------------------------
8162        8108        CLARINES                     081-451
-----------------------------------------------------------------
8163        8113        GUANAPE                     081-5410
-----------------------------------------------------------------
8164        8112        SABANA DE UCHIRE            081-5210
-----------------------------------------------------------------
8165        8114        VALLE DE GUANAPE             081-590         ANZOATEGUI       ANZOATEGUI
-----------------------------------------------------------------
8175        8110        ONOTO                        081-480
-----------------------------------------------------------------
8212        8202        ANACO                          082-2
-----------------------------------------------------------------
8212        8203        ANACO                    082-24,51,2
-----------------------------------------------------------------
8215        8211        SAN MATEO                    082-950
-----------------------------------------------------------------
8217        9209        URICA                        082-380
-----------------------------------------------------------------
8219        8214        SANTA ROSA                   082-930
-----------------------------------------------------------------
8232        8208        ARAGUA DE BARCELONA           082-81
-----------------------------------------------------------------
8233        8204        CANTAURA I                    082-51
-----------------------------------------------------------------
8233        8205        CANTAURA II                   082-52
-----------------------------------------------------------------
8233        8206        CANTAURA III                 082-531
-----------------------------------------------------------------
8234        8310        EL CHAPARRO                   083-86
-----------------------------------------------------------------
8236        8207        SANTA ANA                     082-78
-----------------------------------------------------------------
8312        8301        EL TIGRE                    083-31,5
-----------------------------------------------------------------
8314P       8302        PUEBLO NUEVO                 083-410
-----------------------------------------------------------------
8315        8313        EL TIGRITO                083-550,56
-----------------------------------------------------------------
8316        8307        SAN TOME                      083-61
-----------------------------------------------------------------
8325R       8303        CONJUNTO RESID. RHAME     083-412,15
-----------------------------------------------------------------
8334        8308        PARIAGUAN I                   083-81
-----------------------------------------------------------------
8334        8309        PARIAGUAN II                 083-821
-----------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                 EASTERN REGION

-----------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.   FEDERAL ENTITY
-----------------------------------------------------------------------------------------------------
9124        8516        CUIDAD PIAR                085-910
-----------------------------------------------------------------
9212        8603        PUERTO ORDAZ                086-22
-----------------------------------------------------------------
9212        8604        PUERTO ORDAZ               086-230
-----------------------------------------------------------------
9213        8615        ALTA VISTA                086-61,2
-----------------------------------------------------------------
9214        8611        SAN FELIX                    086-4
-----------------------------------------------------------------
9214        8621        SAN FELIX                   086-71
-----------------------------------------------------------------
9215        8606        EL ROBLE                  086-31,2
-----------------------------------------------------------------
9215D       8607        DONA BARBARA              086-3172
-----------------------------------------------------------------
9215E       8609        EL ROBLE 146               086-319
-----------------------------------------------------------------
9215F       8608        EL ROBLE 145               086-318
-----------------------------------------------------------------
9217        8613        UNARE                   086-51,2,3            BOLIVAR            BOLIVAR
-----------------------------------------------------------------
9217N       8614        UNARE - 307               086-5272
-----------------------------------------------------------------
9221        8610        CHIRICA                    086-340
-----------------------------------------------------------------
9222        8605        LOS O                      086-291
-----------------------------------------------------------------
9224        8617        MATANZAS                086-940,44
-----------------------------------------------------------------
9112        8503        CIUDAD BOLIVAR               085-2
-----------------------------------------------------------------
9113        8507        VISTA HERMOSA                085-4
-----------------------------------------------------------------
9114        8509        SABANITA                    085-51
-----------------------------------------------------------------
9115M       8504        LAS MOREAS                  085-31
-----------------------------------------------------------------
9117        8510        EL PERU                    085-591
-----------------------------------------------------------------
9122        8513        LA PARAGUA                085-8110
-----------------------------------------------------------------
9123        8515        SAN FCO. DE LA PARAGUA    085-8210
-----------------------------------------------------------------------------------------------------
9132        8511        SOLEDAD                    085-710            BOLIVAR         ANZOATEGUI
-----------------------------------------------------------------------------------------------------
9146        3506        CAICARA DEL ORINOCO         035-67
-----------------------------------------------------------------
9243        8806        EL MANTECO                  088-51
-----------------------------------------------------------------
9244        8811        EL PAI MAR                 088-811
-----------------------------------------------------------------
9245        8805        EL PAO                     088-430
-----------------------------------------------------------------
9246        8804        GURI                      088-3110
-----------------------------------------------------------------
9248        8800        UPATA                       088-21            BOLIVAR            BOLIVAR
-----------------------------------------------------------------
9248C       8822        EL CALLAO                    088-6
-----------------------------------------------------------------
9253        8812        EL DORADO                  088-911
-----------------------------------------------------------------
9256        8808        GUASIPATI                  088-671
-----------------------------------------------------------------
9257        8816        SANTA ELENA DE UAIREN      088-951
-----------------------------------------------------------------
9258        8818        TUMEREMO                    088-71
-----------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                EASTERN REGION

---------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.   FEDERAL ENTITY
---------------------------------------------------------------------------------------------------
8613        9103        MATURIN                 091-41,2,3,4
-----------------------------------------------------------------
8615I       9108        LOS GODOS-INDUSTRIAS      091-514,52
-----------------------------------------------------------------
8616        9107        LOS GODOS                   091-51,2
-----------------------------------------------------------------
8617J       9104        JUANICO                       091-41
-----------------------------------------------------------------
8625B       9105        MATURIN-ARBOLEDA            091-41,3
-----------------------------------------------------------------
8633        9114        CARIPITO                      091-71
-----------------------------------------------------------------
8633        9115        CARIPITO II                   091-72
-----------------------------------------------------------------
8636        9116        MIRAFLORES                   091-860
-----------------------------------------------------------------
8637        9118        QUIRIQUIRE                   091-870
-----------------------------------------------------------------
8643        9206        CAICARA DE MATURIN          092-3110
-----------------------------------------------------------------
8644        9200        JUSEPIN                      092-210
-----------------------------------------------------------------
8645        9220        LA TOSCANA                   092-270
-----------------------------------------------------------------
8652        9213        AGUASAY                     092-4710
-----------------------------------------------------------------
8653        9202        FURRIAL                      092-230
-----------------------------------------------------------------
8654        9210        EL TEJERO                    092-411          MONAGAS          MONAGAS
-----------------------------------------------------------------
8655        9207        PUNTA DE MATA I              092-360
-----------------------------------------------------------------
8655        9208        PUNTA DE MATA II             092-371
-----------------------------------------------------------------
8656        9212        SANTA BARBARA                092-450
-----------------------------------------------------------------
8660        9222        SAN VICENTE                  092-220
-----------------------------------------------------------------
8662        9215        ARAGUA DE MATURIN            092-541
-----------------------------------------------------------------
8663        9214        CARIPE                       092-510
-----------------------------------------------------------------
8664        9204        CHAGUARAMAL                  092-250
-----------------------------------------------------------------
8666        9219        SAN ANTONIO-MATURIN         092-5810
-----------------------------------------------------------------
8668        9216        TERESEN                     092-5510
-----------------------------------------------------------------
8673        8704        TEMBLADOR I                   087-91
-----------------------------------------------------------------
8673        8705        TEMBLADOR II                 087-921
-----------------------------------------------------------------
8675        8702        BARRANCAS                    087-711
-----------------------------------------------------------------
8618        8703        URACOA                       087-790
-----------------------------------------------------------------
8781        8620        CHAGUARAMAS                  086-840
---------------------------------------------------------------------------------------------------

                          GEOGRAPHICAL DISTRIBUTION OF
                                TELEPHONE PLANTS
                       (OF THE CANTV OPERATING DIVISIONS)
                                 EASTERN REGION

---------------------------------------------------------------------------------------------------
 UBIC.
 CONT.        CCCC                PLANT              SERIAL        OPERATING DIV.   FEDERAL ENTITY
---------------------------------------------------------------------------------------------------
8814        9519        SAN RAFAEL                  095-61
---------------------------------------------------------------------------------------------------
8814        9501        SAN RAFAEL                095-63,4
-----------------------------------------------------------------
8815        9526        VILLA ROSA I               095-692
-----------------------------------------------------------------
8815        9527        VILLA ROSA II              095-693
-----------------------------------------------------------------
8824        9521        JORGE COLL              095-620,72
-----------------------------------------------------------------
8825        9536        SAN PEDRO DE COCHE        095-9910
-----------------------------------------------------------------
8832S       9505        LA ASUNCION             095-420,23
-----------------------------------------------------------------
8838        9507        PUERTO FERMIN               095-48
-----------------------------------------------------------------
8843        9525        EL YAQUE                  095-6910
-----------------------------------------------------------------
8846        9534        PUNTA DE PIEDRAS           095-980
-----------------------------------------------------------------
8852        9530        BOCA DE POZO              095-9150         NUEVA ESPARTA    NUEVA ESPARTA
-----------------------------------------------------------------
8853        9531        BOCA DE RIO                 095-93
-----------------------------------------------------------------
8862        9514        ALTAGRACIA                 095-560
-----------------------------------------------------------------
8864        9510        JUAN GRIEGO                 095-53
-----------------------------------------------------------------
8868        9515        SANTA ANA                  095-570
-----------------------------------------------------------------
8873        9533        EL ESPINAL                 095-971
-----------------------------------------------------------------
8874        9532        LA GUARDIA                 095-950
-----------------------------------------------------------------
8877        9518        SAN JUAN BAUTISTA          095-590
-----------------------------------------------------------------
8884        9528        CONEJERO (FG)              095-740
-----------------------------------------------------------------
8885P       9509        PLAYA EL AGUA               095-49
-----------------------------------------------------------------
8886S       9529        EL VALLE                   095-870
---------------------------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                                EASTERN REGION

-------------------------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC           PLANT                    SERIAL     OPERATING DIV.    FEDERAL ENTITY
-------------------------------------------------------------------------------------------------
8412        9303     CUMANA                  093-31,2,3,4
------------------------------------------------------------
8414G       9304     GRAN MARISCAL               093-31,2
------------------------------------------------------------
8415        9305     VILLA OLIMPICA              093-51,2
------------------------------------------------------------
8416        9307     CUMANA-AEROPUERTO I          093-671
------------------------------------------------------------
8416        9308     CUMANA-AEROPUERTO II         093-672
------------------------------------------------------------
8434        9318     SANTA FE DE SUCRE             093-21
------------------------------------------------------------
8443        9313     MARIGUITAR                    093-91
------------------------------------------------------------
8444        9314     SAN ANTONIO DEL GOLFO         093-93
------------------------------------------------------------
8452        9309     ARAYA                         093-71
------------------------------------------------------------
8454        9310     MANICUARE                     093-75
------------------------------------------------------------
8463        9311     CUMANACOA                     093-81
------------------------------------------------------------
8513        9402     CARUPANO                    094-31,2
------------------------------------------------------------
8514G       9404     GUAYACAN                    094-31,2
------------------------------------------------------------
8515P       9403     PLAYA GRANDE                094-3157
------------------------------------------------------------
8516        9407     SAN JOSE DE AREOCUAR         094-430            SUCRE             SUCRE
------------------------------------------------------------
8522        9414     EL PILAR                     094-670
------------------------------------------------------------
8525        9415     TUNAPUY                      094-690
------------------------------------------------------------
8532        9405     CASANAY                      094-410
------------------------------------------------------------
8537        9428     SAN VICENTE                  094-470
------------------------------------------------------------
8542        9409     CARIACO                       094-51
------------------------------------------------------------
8543        9408     GUACA                        094-450
------------------------------------------------------------
8545        9425     STA. MARIA DE CARIACO        094-540
------------------------------------------------------------
8552        9413     EL MORRO DE PTO. SANTO       094-640
------------------------------------------------------------
8554        9411     RIO CARIBE                    094-61
------------------------------------------------------------
8564        9420     IRAPA                         094-97
------------------------------------------------------------
8568        9416     YAGUARAPARO                  094-710
------------------------------------------------------------
8569        9426     EL POBLADO                   094-530
------------------------------------------------------------
8572        9417     GUIRIA I                      094-81
------------------------------------------------------------
8572        9418     GUIRIA II                    094-820
------------------------------------------------------------
8576        9419     YOCO                         094-930
-------------------------------------------------------------------------------------------------
9412        8700     TUCUPITA                     087-210         DELTA AMACURO     DELTA AMACURO
-------------------------------------------------------------------------------------------------

                         GEOGRAPHICAL DISTRIBUTION OF
                               TELEPHONE PLANTS
                      (OF THE CANTV OPERATING DIVISIONS)
                Amazonas, Portuguesa, Tachira, Merida y Bolivar

----------------------------------------------------------------------------------------------
 UBIC.
 CONT.      CCCC             PLANT            SERIAL       OPERATING DIV.     FEDERAL ENTITY
----------------------------------------------------------------------------------------------
4925        4806      PUERTO PAEZ             048-910         AMAZONAS            APURE
----------------------------------------------------------------------------------------------
9312        4800      PUERTO AYACUCHO         048-210         AMAZONAS           AMAZONAS
-----------------------------------------------------
9315        4804      SAN FDO. DE ATABAPO     048-411
---------------------------------------------------------------------------------------------
5725        5710      CAMPO ELIAS             057-850        PORTUGUESA          TRUJILLO
---------------------------------------------------------------------------------------------
7363        7803      EL CANTON               078-250         TACHIRA            BARINAS
---------------------------------------------------------------------------------------------
4972        7804      GUASDUALITO I            078-31
-----------------------------------------------------
4972        7805      GUASDUALITO II          078-320         TACHIRA             APURE
-----------------------------------------------------
4973        7806      EL AMPARO               078-350
-----------------------------------------------------
4974        7714      EL NULA                077-7210
---------------------------------------------------------------------------------------------
7565        7123      NUEVA BOLIVIA I         071-722          MERIDA            TRUJILLO
-----------------------------------------------------
7565        7122      NUEVA BOLIVIA II        071-721
---------------------------------------------------------------------------------------------
9132        8511      SOLEDAD                 085-710         BOLIVAR           ANZOATEGUI
---------------------------------------------------------------------------------------------

REPUBLIC OF VENEZUELA.  Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ, NOTARY PUBLIC
(1) TWENTY-FIFTH OF THE MUNICIPALITY LIBERTADOR OF THE FEDERAL DISTRICT. Caracas, February 21, 2000. 189 (degrees) and 140 (degrees). This is the Annex and/or plan referred to in the document drafted by Dr. EUNISIS MORENO DE PASCHER, Esq., enrolled in the national register for attorneys under No. 8292, submitted for Authentication and Devolution as per form No. 400/9 dated:
2/18/2000. Signed on this date by the authorized representatives: ALBERTO EMERICH ESQUEDA TORRES AND GUSTAVO ROOSEN, inserting it under No. 25, Book 23, of the Books of Authentication carried by this Notary.

                        [signatures and stamps follow]
NOTARY PUBLIC

By: /s/ DR. ASTRID CAROLINA DE RODRIGUEZ
----------------------------------------
Dr. Astrid Carolina de Rodriguez

                                                   SIGNATORIES

                                          By: /s/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                          By: /s/ GUSTAVO ROOSEN
                                                          ----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)

                                    ANNEX D

                                    "RATES"

I. Private Service Telephone

                                                                     Until June 15            After June 16
                                                                     -------------            -------------
 1. CONNECTION TO THE NETWORK:

  a) Right of subscription:
     1. Residential                                                  Bs.  44,442.36          Bs.  47,031.15
     2. Non-Residential                                              Bs.  87,450.21          Bs.  92,544.22
     3. PBX                                                          Bs. 198,779.20          Bs. 210,358.17
     4. CPA (with or without incoming
        direct dialing)                                              Bs. 238,079.38          Bs. 251,947.60

  b) Installation of telephone:                                      Until June 15           After June 16
                                                                     -------------           -------------
     1. Main residential                                             Bs. 43,746.46           Bs. 46,294.73
     2. Additional residential                                       Bs. 12,861.37           Bs. 13,610.55
     3. Main non-residential                                         Bs. 47,373.32           Bs. 50,132.84
     4. Additional non-residential                                   Bs. 15,855.63           Bs. 16,779.22
     5. PBX                                                          Bs. 50,133.37           Bs. 53,053.66
     6. CPA                                                          Bs. 50,133.37           Bs. 53,053.66

  c) Equipment Terminal                                              Bs. 23,540.30           Bs. 24,911.53

  d) Refund to the client for inadvertent cut-off:
     1. Residential                                                  Bs. 15,801.91           Bs. 16,722.38
     2. Non-residential                                              Bs. 18,042.58           Bs. 19,093.57

 2.  BASIC CHARGES:

  a)  Obligatory Plans for Basic residential telephone service:

                   Free Minutes              Basic Charge          Basic Charge
                   ------------
                                             To June 15            After June 16
                                             ----------            -------------
      Plan A         40                      Bs.  4,752.30         Bs.  5,028.88
      Plan B         65                      Bs.  7,291.20         Bs.  7,715.55
      Plan C         90                      Bs.  8,200.65         Bs.  8,677.92
      Plan F       2500                      Bs. 40,212.60         Bs. 42,555.00

      Maximum charges for the prepayment Plan:

                                             To June 15            After June 16
                                             ----------            -------------
      Per minute charge                      Bs.  60.32            Bs. 63.83

      Minimum Consumption in 60 days:  Bs. 10,000.00

      OPTIONAL COMPLEMENTARY PLANS:

                   Free Minutes       Basic charge
                   ------------
                                       (Initial)
                                      -------------

      Plan D       360                Bs. 13,404.20
      Plan E       600                Bs. 18,095.67

      Maximum amounts of basic charges for the Optional Complementary Plans:

                                      January to June 15           After June 16
                                      ------------------           -------------
      Basic charge                    Bs. 53,616.80                Bs. 56,740.00

      Maximum Charge per move: (applicable only after the third move in the same year) Bs. 4,000.00

  b) Non-Residential Clients

                                            To June 15            After June 16
                                            ----------            -------------
      Main telephone                        Bs. 14,074.41         Bs. 14,894.25
      Addl. telephone                       Bs.  1,741.74         Bs.  1,843.20
   c) PBX (Monthly
      charge/local line w/o
      pulse limit)*                         Bs. 23,709.97         Bs. 25,091.09
   d) CPA (with or w/o
      incoming DD - mo.
      charge/local line)                    Bs. 40,262.76         Bs. 42,608.08
   e) CPA for assigned
      extension                             Bs.    240.88         Bs.    254.91

     *Private PBX centers for a single line are considered non-residential telephone lines

3. LOCAL USE

   a) Residential Clients

                    Charge/minute (Bolivares/ minute or fraction of minute)
                    -------------------------------------------------------

      Obligatory Plans                      Until June 15         After June 16
                                            -------------         -------------
      Plan A                                Bs. 29.56             Bs. 31.28
      Plan B                                Bs. 20.91             Bs. 22.13
      Plan C                                Bs. 19.10             Bs. 20.21
      Plan F (addl./minute
       charge):
        From 1 to 500 minutes               Bs. 6.70              Bs. 7.09
        From 501 to 1000 min                Bs. 6.03              Bs. 6.38
        From 1001 to 1500 min               Bs. 5.70              Bs. 6.03
        From 1501 to 2000 min               Bs. 5.36              Bs. 5.67
        From 2001 min. and after            Bs. 5.03              Bs. 5.32
      Complementary Plans
      Plan D                                Bs. 18.77             ---
      Plan E                                Bs. 17.09             ---

    b)  Non-Residential Clients

           Charge/Minute (Bolivares / minute or fraction of minute)
           --------------------------------------------------------

                                             Until June 15       After June 16
                                             -------------       -------------
                                             Bs. 25.07           Bs. 26.53

 4. "TELEAMIGO" SERVICE

                                             Until June 15       After June 16
                                             -------------       -------------
       a) Complete Package                   Bs. 5,084.08        Bs. 5,380.23
       b) Call waiting                       Bs. 2,554.76        Bs. 2,703.58
       c) Conference calls                   Bs. 2,554.76        Bs. 2,703.58
       d) Rapid dialing                      Bs. 2,554.76        Bs. 2,703.58
       e) Call blocking                      Bs. 2,933.78        Bs. 3,104.68
       f) Installation Charge                Bs. 2,900.93        Bs. 3,069.91
       g) Access code Change                 Bs. 2,170.99        Bs. 2,297.46

 5. Domestic Long Distance Service (DDN)

    Regular rate Bs./minute:     Bs. 128.63
    Reduced rate Bs./minute:     Bs. 109.34

The normal rate shall be applied on week days between the hours of 6:00 a.m. and 7:00 p.m.

The reduced rate shall be applied on week days from 7:01 p.m. to 5:59 a.m., and on holidays and weekends for a 24 hour day.

Domestic Long Distance calls shall be billed for each second of duration.

Single Charge for Operator Service on Domestic Long Distance Calls

                                             Until June 15       After June 16
                                             -------------       -------------
                                             Bs. 829.94          Bs. 878.29

6. Other Miscellaneous Services (unless otherwise indicated, the charges specified shall apply each time the service is provided):


                                                  Until June 15    After June 16
                                                  -------------    -------------
 a) Reconnect Main telephone:

    1. Residential                                Bs.  8,594.59    Bs.  9,095.23
    2. Non-Residential                            Bs. 10,026.67    Bs. 10,610.73

 b) Internal move                                 Bs. 10,367.24    Bs. 10,971.14

 c) External move:

    1. To same zone or sector                     Bs. 45,105.22    Bs. 47,732.62
    2. To different zone or sector                Bs. 66,849.05    Bs. 70,743.03

 d) Maintenance

    1. Replacement of Terminal Equipment          Bs. 23,540.30    Bs. 24,911.53

 e) Directory Service

    1. Change of number                           Bs.  7,524.05    Bs.  7,962.33
    2. Private number service (monthly charge)    Bs.    896.50    Bs.    948.72
    3. Change from private to Directory           Bs.  3,207.35    Bs.  3,394.18
    4. Correction in directory                    Bs.      0.00    Bs.      0.00
    5. Repetition in directory                    Bs.    666.00    Bs.    704.79

 f) Change of company                             Bs.  6,966.39    Bs.  7,372.19

 g) Linking numbers                               Bs.     96.36    Bs.    101.98

 h) Unlinking numbers (per line)                  Bs.  1,161.08    Bs.  1,228.71

    II. Public Telephone Service

    A)  Domestic Use

    1. Charge per local minute of use:

                                                  Until June 15    After June 16
                                                  -------------    -------------
 a) Public telephones:
    TPM, TPT and Teletasa                         Bs. 20.91        Bs. 22.13

 b) Special public telephone                      Bs. 42.22        Bs. 44.68

    2.  Charge for Domestic Long Distance (DDN) public telephone signal:

    Normal rate:  Bs. 21.44

    Reduced rate: Bs. 18.22

    3. Frequency of the signal - Domestic Long Distance (DDN): One (1) pulse every 10 seconds

    B) International Long Distance Service (LDI): The same rates shall apply per minutes of use indicated by country in the International Direct Dialing telephone service (DDI).

    C)  Credit Card Service

    Initial Charge              Until June 15         After June 16
    --------------              -------------         -------------
    Local Use                   Bs. 155.81            Bs. 164.88
    LDN Use                     Bs. 398.26            Bs. 421.45
    LDI Use                     Bs. 821.41            Bs. 869.25

    III.  Leased public telephone:

                                Until June 15         After June 16
                                -------------         -------------
    Local Use                   Bs.     42.22         Bs.     44.68
    Maintenance Fee             Bs. 14,074.41         Bs. 14,894.25
    Minutes Free                    60                    60

The same rates for use for Domestic Long Distance and International Long Distance shall be applied to leased public telephones.

    IV.  Domestic Telex Service

    A. Connection to the Network:

                                            Until June 15       After June 16
                                            -------------       -------------
    1. Refundable Security Deposit

    -  Regular Subscriber                   Bs. 200,369.56      Bs.212,041.17
    -  Subscriber PBX
          (per main line)                   Bs. 255,128.82      Bs.269,990.17
    -  Regular subscriber or
          regular remote                    Bs. 200,369.56      Bs.212,041.17

    2. Installation of main line:

    -  Subscriber regular or remote         Bs.  22,774.31      Bs. 24,100.92
    -  regular subscriber PBX
          (per main line)                   Bs.  30,490.87      Bs. 32,266.98

    3. Reconnection (does not apply
          in cases of suspension due to
          fault of subscriber)              Bs.       0.00      Bs.      0.00

    B. Access to the Network:               Until June 15       After June 16
                                            -------------       -------------
    Basic Monthly Rental:

    -  Regular Subscriber                   Bs.   5,094.87      Bs.  5,391.65
    -  Subscriber PBX (for main line)       Bs.   6,968.64      Bs.  7,374.56
    -  Subscriber regular remote            Bs.   4,977.91      Bs.  5,267.88

    C. Use

    Domestic Telex Service:

    Signal charge                           Bs.      10.64      Bs.     11.26

    Frequency of Telex Signal:

    Section       Km.                 Normal Rate        Special Rate
    -------       --                  -----------        -------------
    1             0 to 40             7.5 sec.           12.0 sec.
    2             41 to 90            5.0 sec.            8.0 sec.
    3             91 to 170           4.0 sec.            5.5 sec.
    4             171 to 300          3.0 sec.            4.5 sec.
    5             301 to 500          2.5 sec.            4.0 sec.
    6             More than 500       2.0 sec.            3.5 sec.

    Schedules: The Normal Rate applies from Monday to Friday between 7:00 a.m. and 6:59 p.m. The Special Rate applies from Monday to Friday between 7:00 p.m. and 6:59 a.m.; Saturdays, Sundays and holidays for a 24 hour day.

    V.  Other Services
                                              Until June 15    After June 16
                                              -------------    -------------
    External move                             Bs.23,837.80     Bs. 25,226.36
    Change of company                         Bs.12,140.09     Bs. 12,847.26

    VI.  International Telephone  Service

    International Direct Dialing (DDI)

    Destinations                  Bs./ minutes
    ------------                  ------------
    USA/Puerto Rico                 403.14
    Colombia                        440.00
    Canada                          575.00
    Spain                           525.00
    Italy-Vatican                   425.00
    United Kingdom                  570.00
    Peru                            500.00
    Mexico                          510.00
    Argentina                       543.00
    Ecuador                         580.00
    Brazil                          510.00

    Portugal                        410.00
    France                          515.00
    Dominican Republic              525.00
    Chile                           580.00
    Germany                         580.00
    Cuba                            770.00
    Panama                          770.00
    Curacao                         760.00
    Switzerland                     580.00
    Aruba                           760.00
    Bolivia                         460.00
    Rest of Central America         860.00
    Rest of Antilles                760.00
    Greece                          510.00
    Uruguay                         850.00
    Rest of South America           850.00
    Scandinavia                     540.00
    Japan                           490.00
    Hong Kong                       740.00
    Rest of East Asia               740.00
    Rest of West Asia               740.00
    Rest of Europe                  580.00
    Belgium                         550.00
    Israel                          995.00
    Taiwan                          995.00
    Rest of world                 1,000.00

Marine telephone communications between Venezuela and Ships utilizing the Inmarsat satellite network:

     Zone                              Until June 15   After June 16
     ----                              -------------   -------------
     Atlantic                          Bs. 5,848.30    Bs. 6,188.97
     Pacific                           Bs. 5,848.30    Bs. 6,188.97
     Indian                            Bs. 5,848.30    Bs. 6,188.97

The rates contemplated for international telephone service shall be applied through (LDI) Operators in the same manner as DIRECT DIALING INTERNATIONAL
(DDI). In the case of the service through DDI, the rate charged shall be based on the actual duration of the communication, with the understanding that fractions of a minute will be counted as full minutes.

Service via the LDI operator in the station-to-station mode shall be offered only when the respective call cannot be made directly by the subscriber through DDI.

Operator Service Charge: (applicable to all subscribers to Direct Dialing International (DDI), be it person-to-person or station-to-station, in the following manner):

                    Until June 15    After June 16
                    -------------    -------------
                    Bs. 1,466.44     Bs. 1,551.86

     VII.  lnternational Telex Service

--------------------------------------------------------------------------------------------------
                                                                 (Bs./minute of use)
                                               ---------------------------------------------------
            Destination                              Until June 15               After June 16
--------------------------------------------------------------------------------------------------
a)  North America
       United States                                   1,536.53                    1,626.03
       Canada                                          1,536.53                    1,626.03
       Mexico                                          2,762.01                    2,922.89
--------------------------------------------------------------------------------------------------
b)  Central America
       Panama                                          2,619.35                    2,771.93
       Remainder of Central America                    2,619.35                    2,771.93
--------------------------------------------------------------------------------------------------
c)  Antilles
       Cuba                                            2,164.47                    2,290.55
       Dominican Republic                              2,164.47                    2,290.55
       Remainder of Antilles                           2,164.47                    2,290.55
--------------------------------------------------------------------------------------------------
d)  South America
       Chile                                           2,762.01                    2,922.89
       Peru                                            2,419.83                    2,560.79
       Ecuador                                         2,762.01                    2,922.89
       Colombia                                        2,762.01                    2,922.89
       Bolivia                                         2,351.56                    2,488.54
       Brazil                                          2,750.32                    2,910.52
       Argentina                                       2,419.83                    2,560.79
       Uruguay                                         2,419.83                    2,560.79
       Remainder of South America                      2,419.83                    2,560.79
--------------------------------------------------------------------------------------------------
e)  Europe
       Italy and the Vatican                           2,419.83                    2,560.79
       Portugal                                        2,432.00                    2,573.66
       Spain                                           2,432.00                    2,573.66
       France and Monaco                               2,394.40                    2,533.87
       Switzerland, Germany and
        Liechtenstein                                  2,394.40                    2,533.87
       Remainder of Europe                             2,189.80                    2,317.35
--------------------------------------------------------------------------------------------------
f)  Remainder of the world                             2,761.57                    2,922.44
--------------------------------------------------------------------------------------------------
g)  INMARSAT
       Atlantic Ocean                                  4,497.93                    4,759.93
       Pacific Ocean                                   4,497.93                    4,759.93
       Indian Ocean                                    4,497.93                    4,759.93
--------------------------------------------------------------------------------------------------

     VIII.  Exempt Calls

     The following calls shall be exempt from payment:

     a) to emergency service numbers
     b) to operators to request long-distance communication or to file complaints
     c) to use information services
     d) calls to the telex information service
     e) to test the terminal equipment of any subscriber at numbers 161,162,163 (telex)
     f) to transmit telegrams using 121.

REPUBLIC OF VENEZUELA. Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ NOTARY PUBLIC (1) TWENTY-FIVE OF THE MUNICIPALITY LIBERTADOR OF THE FEDERAL DISTRICT. Caracas, February 21, 2000. 189th and 140th. This is the Annex and/or plan referred in the document drafted by Dr. EUNISIS MORENO DE PASCHER, ESQ., enrolled in the national register for attorneys under No. 8292, submitted for Authentication and Devolution as per form No. 40019 dated 2/18/2000. Signed on this same date by the authorized representatives: ALBERTO EMERICH ESQUEDA TORRES and GUSTAVO ROOSEN, inserting it under No. 25, Book 23, of the Books of Authentications carried by this Notary.

[signatures and stamps follow]

NOTARY PUBLIC

By:  /S/ DR. ASTRID CAROLINA DE RODRIGUEZ
-----------------------------------------
Dr. Astrid Carolina de Rodriguez


                                                  SIGNATORIES

                                          By: /S/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                         By:  /S/ GUSTAVO ROOSEN
                                                         -----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)

                                    ANNEX E

                      "SPECIAL RATE ADJUSTMENT PROCEDURE"

For the purposes provided in Clause 31 of the Agreement with respect to monthly reporting and monitoring of fluctuation in the aggregate effective rate of exchange, in comparison with the projections agreed to among the parties, the special adjustments which are applicable shall be determined based upon the following Special Rate Adjustment Procedure. To such effect, the official data to be utilized for determination of the aggregate effective rate of exchange will be that published by Banco Central de Venezuela for each month of the period.

Special Rate Adjustment Procedure.

(1)  Determination of the effective aggregate rate of exchange (effective TCPA).

For purposes of verifying the level of the average effective aggregate rate of exchange, the parties shall determine the average aggregate rate of exchange for the year 2000 up to the month immediately prior to the analysis. To such effect, the average rate of exchange at the close of each month of the elapsed period shall be weighted with a peso equivalent to the calendar days of each respective month and the result of the sum of the elements of each month shall be divided among the total number of days elapsed in the year up to the month immediately prior, including, as indicated below:



               Effective TCPA =  \\n=i-1\\    (Tc\\(n)\\ x D\\(n)\\)
                                               --------------------
                                   [SIGMA]          Da\\(i-1)\\
                                  \\n=i\\


Where:
     \\i\\:           month for which the report is prepared
     Effective TCPA:  Average aggregate rate of exchange up to month \\i-1\\
     Tc\\(n)\\:       Average effective rate of exchange at the close of month
                      \\n\\
     D\\(n)\\:        Calendar days in month n
     Da\\(i-1):\\     Days in the aggregate from the January 1, 2000 to the
                      close of the month immediately prior to the report.

(2)  Determination of deviation in the average aggregate rate of exchange.

The following is a comparison of the results obtained in point 1 above with respect to the average aggregate rate of exchange agreed to for the month immediately prior to preparation of the analysis as set forth in Clause 30 of the Eighth Year Review Agreement.

To such effect, the following formula shall be used:

     Percentage of registered variation = (effective TCPA / agreed TCPA - 1) x
     100

(3)  Procedure for the first rate adjustment.

     (a) In the event that the previously determined registered variation percentage is lower than 2.5%, the agreed rates shall remain unchanged.

     (b) If, to the contrary, the registered variation percentage falls between 2.5% and 7.5%, the Concessionaire may effect an adjustment to the agreed rates, following verification and approval by CONATEL, using the following factor:

          Adjustment factor = 1 + (registered variation percentage - 2.5) / 100

          The manner in which the new rates are calculated for each of the services shall be as follows:

          Adjusted rate \\(j)\\ = prior rate \\(j)\\  * adjustment factor

          Where \\j\\ denotes each of the basic telecommunication services.

The resulting rates shall enter into effect one month after publication by the Concessionaire in daily newpapers of national circulation in accordance with Telecommunications Law.

     (c) In the event the registered variation percentage exceeds 7.5%, it will be necessary for both parties to review the agreement with respect to general rate levels, in which case, the Republic shall approve any new applicable rates by means of a Resolution issued to such effect.

     (d) At the time a rate adjustment occurs, there shall also be a readjustment of the agreed average aggregate rate of exchange, as set forth in Clause 30 of the Eighth Year Review Agreement, in the following manner:

          Agreed adjusted TCPA =
              agreed TCPA X (1 + registered variation percentage)

          Where:
          The registered variation percentage to be used shall be calculated for the month prior to the analysis.

          In this manner, any subsequent monthly verifications shall be realized using the agreed adjusted TCPA.

(4)  Procedure for subsequent adjustments.

          Any subsequent adjustments shall follow the same form as the procedure indicated in point 3, but shall use the agreed adjusted TCPA. Adjustments shall only be deemed subsequent adjustments if the sum of aggregate adjustments does not exceed 5%. In no event shall the sum of aggregate adjustments for the year 2000 exceed 5%.

          In the event aggregate adjustments exceed 5%, it will be necessary for both parties to review the portion of the Agreement concerning general rate levels in its entirety.

REPUBLIC OF VENEZUELA. Dr. ASTRID CAROLINA GOMEZ DE RODRIGUEZ, NOTARY PUBLIC (1) TWENTY-FIFTH OF THE LIBERTADOR MUNICIPALITY OF THE FEDERAL DISTRICT. Caracas, the twenty-first (21/st/) of February, 2000. 189(DEGREES) and 140(DEGREES). This is the Annex and/or plan referred to in the document drafted by the attorney Dr. EUNISIS MORENO DE PASCHER, inscribed in the legal registry under No. 8292, presented for its Authentication and Devolution in accordance with form No. 40019, dated: 2/18/2000. Signed this same date by its grantors: ALBERTO EMERICH ESQUEDA TORRES AND GUSTAVO ROOSEN, inserted under No. 25, Book 23, of the Books of Authentication registered with this Notary.

                        [signatures and stamps follow]

NOTARY PUBLIC:

By:  /s/  DR. ASTRID CAROLINA DE RODRIGUEZ
------------------------------------------
Dr. Astrid Carolina de Rodriguez


                                          By: /s/ ALBERTO EMERICH ESQUEDA TORRES
                                          --------------------------------------
                                                  Alberto Emerich Esqueda Torres
                                                    (Minister of Infrastructure)


                                                         By:  /s/ GUSTAVO ROOSEN
                                                         -----------------------
                                                                  Gustavo Roosen
                                                               (CANTV President)

OFFICIAL JOURNAL

OF THE BOLIVARIAN REPUBLIC OF VENEZUELA

------------------------------------------------------------------------------
Year CXXVII __ MONTH V  Caracas, Tuesday, February 22, 2000  Number 36,897
------------------------------------------------------------------------------

                                    Summary
                                    -------

                       National Constitutional Assembly
Law which authorizes the National Executive to Contract and Execute Public Credit Operations - (See No. 5 424 Extraordinario of the Official Journal of the Bolivarian Republic of Venezuela, dated 12/29/99) (This summary nullifies the publication in Official Journal No. 36 859 dated 12/29/99).

                        National Legislative Commission
Decree which establishes Regulation of the Functions of the National Legislative Commission.

                          Presidency of the Republic
Decree No. 686 which appoints the citizen Jose Luis Perisse Seoane as Viceminister of Infrastructure Management. (Reprinted due to a material error by the publisher)

                     Ministry of the Interior and Justice
Resolution appointing the citizen Coronel (Army) Cesar Osvelio Mendez Gonzalez as Coordinator of Administrative Matters for the Ministry of the Interior and Justice, with title of General Director.

Resolution appointing citizen Cesar Osvelio Mendez Gonzalez, Coordinator of Administrative Matters for the Ministry of the Interior and Justice, the responsibility of management of funds.

                              Ministry of Finance
Resolution appointing the citizen Adolfo Castillo Noguera as General Director of the Office of Information, effective as of January 3, 2000. (Reprinted due to a material error by the publisher)

Resolution appointing the citizen Rosalba Aristimuno de Garrido as Director of the General Bureau of the Secretary of the Ministry.

           Superintendency of Banks and Other Financial Institutions
Resolution delegating to citizen Jose Darbisi Torin, Coordinator of Inspections, the power to sign legal instruments and documents related thereto.

Resolution delegating to the citizen Maria Elena Fumero Mesa, Legal Advisor, the power to sign legal instruments and documents related thereto.

                          Superintendency of Insurance
Resolution appointing those citizens mentioned therein as members of the National Insurance Board, which is the advisory body of the Superintendency of Insurance.

Ruling which nullifies the administrative act contained in Resolution No. 2163, which revokes the authorization for Luis Alberto Torres to act as an insurance agent.

                   Ministry of Health and Social Development
Resolution appointing the citizen Dr. Ely Saul Gonzalez Diaz, as General Coordinator of the Health Project among the Ministry of Health and Social Development, the World Bank and the Inter-American Development Bank.

                         Ministry of the Infrastructure
Resolution establishing a rate system for basic telephone service nationally, which includes two adjustments: the first, beginning as of the month following publication of the rates established in this Resolution by CANTV in two daily newpapers with national circulation; and the second, beginning as of June 16, 2000.

                        Fiscal General of the Republic
Resolution appointing the citizen and attorney Lisbeth Da Costa Rois as Chief of the Department of Technical-Scientific Consultation.

Resolution appointing the citizen Mariana Palomares Morales as Chief of Coordination of Attention to Public Matters.

Resolution appointing the citizen and attorney Carmen Teresa Alvarez Valladares as third Joint Counselor in the Office of Human Rights.

Resolution appointing the citizen and attorney Mariela Hurtado, second Joint Counselor in the Office of Human Rights.

                            National Electoral Board
Official Notices

--------------------------------------------------------------------------------
                        National Legislative Commission

                      The National Legislative Commission

In exercise of the powers granted by the National Constitutional Assembly, by means of the Decree governing the Method of Transfer of Public Power, published in the Official Journal of the Republic of Venezuela number 36,859, dated December 29, 1999.

                                    Decree
as follows:

      REGULATION OF THE FUNCTIONS OF THE NATIONAL LEGISLATIVE COMMISSION

                                   CHAPTER I
                           NATURE, DOMICILE AND TERM

Article 1.  Nature and Term.  The National Legislative Commission appointed by
            ---------------
the National Constitutional Assembly shall exercise in a provisional status until the effective installation of the National Assembly, all jurisdictional and competent authority attributed by the Decree governing the Method of Transfer of Public Power, published in the National Journal of the Republic of Venezuela number 36,859 dated December 29, 1999 by the Decree governing Expansion of the Jurisdictional Authority of the National Legislative Commission published in the Official Journal of the Republic of Venezuela No. 36,884 dated February 3, 2000, and by this Regulation.

Article 2.  Headquarters.  The National Legislative Commission shall meet in the
            ------------
City of Caracas, in the Palacio Federal Legislativo. It may under exceptional circumstances meet in a different location or in another city of the Republic by agreement of an absolute majority of its members.

                                  Chapter II
                                EXECUTIVE BOARD

Article 3.  Composition; Elections; Term.  The National Legislative Commission
            ----------------------------
shall have an Executive Board composed of a President and two Vice Presidents elected from among the Legislators present at the meeting for election of officers, in a public vote, and shall be those who receive the most votes from the Legislators present. The members of the Executive Board shall hold office until the installation of the National Assembly.

Article 4.  Presidential Powers.  The President of the National Legislative
            -------------------
Commission shall have the following powers:

1.  Convening ordinary and special meetings of the National Legislative
    Committee.

2.  Opening, extending, suspending and concluding meetings.

3.  Providing an agenda and order of the day for each meeting.

4. Conducting proceedings in accordance with these Regulations and exercising control over any Legislators who infringe these Regulations.

5. Coordinating, jointly with the First Vice President, the functions of the National Legislative Commission, its Subcommittees and the Secretary.

6. Directing administrative and personnel services jointly with the Second Vice Presidents, and preparing data and matters related to implementation of the budget of the National Legislative Committee.

--------------------------------------------------------------------------------
                             Republic of Venezuela

                              MINISTRY OF FINANCE

                         Superintendency of Insurance
                          Years 189/th/ and 140/th/

Caracas, 2/14/2000     Number FSS-0143

                          Superintendent of Insurance

As to the use of the powers conferred by Article 36, First Paragraph of the Laws of Insurance and Reassurance Companies, in accordance with Articles 36, 37 and 38 therein and Article 30 of the General Regulations of the Laws of Insurance and Reassurance Companies.

With respect to the memorandum dated January 27, 2000 of the National Insurance Board, with the participation of the Superintendency of Insurance, that the citizens Oscar Rojas Ugueto and Javier Alcorta, principal and substitute members, respectively, have resigned their positions as representatives of the reassurance sector before the National Insurance Board.

With respect to the memorandum dated January 27, 2000 of the National Insurance Board in which the Superintendency of Insurance is informed of the list of four
(4) proposed candidates for the reassurance sector to become substitute members of the National Insurance Board.

                                   Resolved

To appoint as members of the National Insurance Board, the advisory body of the Superintendency of Insurance, not affiliated with the Ministry of Finance, and on behalf of the Reassurance Companies, as of the date of publication of this Resolution until the appointment of a new National Insurance Board, the persons indicated below:

Principal:
---------

Daniel Porras Boada, Venezuelan, of legal age, domiciled in Caracas, holder of citizen identification card No. 2,100,875.

Substitutes:
-----------

Wilfredo Silva Pimentael, Venezuelan, of legal age, domiciled in Caracas, holder of citizen identification card No. 3,666,875.

Humberto Filorio, Mexican, of legal age, domiciled in Caracas, holder of citizen identification card No. 82,199,638.

                            Communicate and Publish

                                                             Morelia J. Corredor
                                                     Superintendent of Insurance

--------------------------------------------------------------------------------
                   MINISTRY OF HEALTH AND SOCIAL DEVELOPMENT

                       Bolivarian Republic of Venezuela

                   Ministry of Health and Social Development

Number 086   As of the 18/th/ of February of the year 2000  189/th/ and 140/th/

At the behest of the citizen President of the Republic and in accordance with the provisions of Article 4, Section 3, Article 6, Section 2 and Article 36 of the Administrative Career Law, and pursuant to Resolution No. 1368 dated 1/13/93, citizen Dr. Ely Saul Gonzalez Diaz, holder of citizen's identification card No. 5,623,816, is hereby appointed General Coordinator of the Health Project among the Ministry of Health and Social Development, the World Bank, and the Inter-American Development Bank, in substitution of Dr. Jorge

Diaz Polanco, who has assumed another assignment.

Resolution No. 262-99, dated 6/8/99, is hereby waived.

                            Communicate and Publish

                                                        Gilberto Rodriguez Ochoa
                                       Ministry of Health and Social Development

--------------------------------------------------------------------------------
                         MINISTRY OF THE INFRASTRUCTURE

                       Bolivarian Republic of Venezuela

                        Ministry of the Infrastructure

No. 023           Caracas, February 21, 2000 189/th/ and 140/th/

                              Resolution

In accordance with the provisions of numeral 8 of Article 37 and Article 48 of the Decree and with the scope and force of the Organic Law of the Central Administration; in accordance with the provisions of Article 14 of the Law of Telecommunications and in observance of the provisions of Clause 22 of the Concession Agreement entered into October 14, 1991, as amended on November 4, 1991, between the Republic of Venezuela and Compania Anonima Nacional Telefonos de Venezuela (CANTV), with respect to the eighth (8/th/) year review of the period of limited competition provided for under such agreement, and of the Agreement entered into between the same parties dated February 21, 2000; this Office

                                   Resolves:

                                       I
                                 Rating Method

Article 1: The following method for computing rates for basic domestic telephone service is hereby established, which shall consist of two adjustments: the first, beginning as of the month following publication of the rates established in this Resolution by CANTV in two daily newpapers with national circulation; and the second, beginning as of June 16, 2000.

Article 2: The following maximum rates for Private Telephone Service are approved until June 15, 2000 and from June 16 forward:

1.   Connection to the network:

                  Until June 15       From June 16
                  -------------       ------------

(a)  Right to subscription:

-Residential       Bs  44,442.36  Bs  47,031.15
-NonResidential    Bs  87,450.21  Bs  92,544.22
-PBX               Bs 198,779.20  Bs  10,358.17
-CPA               Bs 238,079.38  Bs 251,947.60
(with or without direct entry discount)

(b)  Installation of telephone:

-Main residential  Bs 43,746.46   Bs 46,294.73
-Aux. residential  Bs 12,861.37   Bs 13,610.55
-Main nonresid.    Bs 47,373.32   Bs 50,053.66
-Aux. nonresid.    Bs 15,855.63   Bs 16,779.22
-PBX               Bs 50,133.37   Bs 53,053.66
-CPA               Bs 50,133.37   Bs 53,053.66

(c)  Team terminal Bs 23,540.30   Bs 24,941.53

(d)  Compensation to caller for inadvertent disconnection:

-Residential       Bs 15,801.91  Bs 16,722.38
-Nonresidential    Bs 18,042.58  Bs 19,093.57

2    Basic rental

(a)  Mandatory basic residential telephone plans:

              Free minutes   Basic Rental   Basic Rental
                             Until June 15  As of June 16
                             -------------  -------------
Plan A        40             Bs 4,752.30    Bs 5,028.88
Plan B        65             Bs 7,291.20    Bs 7,715.55
Plan C        90             Bs 8,200.65    Bs 8,677.92
Plan F        2500           Bs40,212.60    Bs42,555.00

Maximum amounts for prepayment plan:

                             Until June 15  As of June 16
                             -------------  -------------
Amount per minute            Bs 60.32       Bs. 63.83

With respect to the prepayment plan, the sum fixed for minimum consumption over a period of sixty days is Bs 10,000.00.

During the year 2000, CANTV must maintain effective the obligatory offering plans provided in this Resolution and may not under any circumstance modify Plan F identified above.

(b)  Optional complementary plans:

        Free Minutes  Initial Basic Rental
        ------------  --------------------
Plan D  360           Bs 13,404.20
Plan E  600           Bs 18,095.67

Plans D and E, as well as any other Optional Complementary Plan implemented by CANTV in the year 2000, may be modified by CANTV without the need for additional authorization or approval beyond that established herein, provided it maintains a basic rental rate which does not exceed:

Maximum basic rental amounts for optional complementary plans

              January to June 15  From June 16
              ------------------  ------------

Basic Rental  Bs 53,616.80        Bs 56,740.00

In the event there exist modifications to the essential elements of the optional complementary plans, the optional complementary plans shall be published one month prior to entering into effect in two daily newspapers of national circulation for three consecutive days; the National Telecommunications Commission (CONATEL) shall receive the same notice at the same time and all regularly billed users of CANTV shall likewise be informed.

Callers subscribing to the existing plans prior to the time this resolution enters into effect shall be automatically reclassified in the following manner:

Existing Plan            Substitute Plan
-------------            ---------------
Basic Plan               Plan A
Intermediate Plan        Plan B
Advanced Plan            Plan C

Residential subscribers may request a change of plan at their convenience up to a maximum of two opportunities within a single year with no additional charge. Beginning with and including the third such change and for each additional change during the same period CANTV may charge a minimum fee of four thousand Bolivares (Bs 4,000.00).

(c)  Nonresidential Customers:


                       Until June 15  From June 16
                       -------------  ------------
Main Telephone         Bs 14,074.41   Bs 14,894.25
Auxiliary Telephone    Bs  1,741.74   Bs  1,843.20

(d)  PBX (Monthly rental for each urban line without signal quotas)*

          Until June 15    From June 16
          -------------    ------------
          Bs 23,709.97     Bs 25,091.09

(e)  CPA (with or without direct entry-monthly rental discount for urban lines)

          Until June 15    From June 16
          -------------    ------------
          Bs 40,262.76     Bs 42,608.08

(f)  CPA per assigned extension

          Until June 15    From June 16
          -------------    ------------
          Bs 240.88        Bs 254.91

* The PBX private facilities with only a single line shall be considered nonresidential telephones for purposes of this Resolution.

3.   Local Use.

(a)  Residential customers.

                               Amount per Minute
                  (Bolivares per minute or fraction thereof)

Mandatory
Offering Plans             Until June 15  From June 16
--------------             -------------  ------------
Plan A                     Bs 29.56       Bs 31.28
Plan B                     Bs 20.91       Bs 22.13
Plan C                     Bs 19.10       Bs 20.21

Plan F (amount per additional minute)

1 to 500 minutes            Bs 6.70        Bs 7.09
501 to
  1000 minutes              Bs 6.03        Bs 6.38
1001 to
  1500 minutes              Bs 5.70        Bs 6.03
1501 to
  2000 minutes              Bs 5.36        Bs 5.67
2001 minutes
  or more                   Bs 5.03        Bs 5.32

Optional Complementary Plans

Plan D                      Bs 18.77                ---
Plan E                      Bs 17.09                ---

The amounts in additional minutes provided in Plan F, with respect to the volume of consumption, shall be uniformly applied to all minutes which exceed the level of the free minutes established in this Resolution.

(b)  Nonresidential customers:

Amount per minute (Bolivares per minute or fraction thereof)

          Until June 15             From June 16
          -------------             ------------
          Bs 25.07                  Bs 26.53

4.  Teleamigo service:

                          Until June 15  From June 16
                          -------------  ------------
Complete package          Bs 5,084.08    Bs 5,380.23
Call waiting              Bs 2,554.76    Bs 2,703.58
Conference calls          Bs 2,554.76    Bs 2,703.58
Rapid dialing             Bs 2,554.76    Bs 2,703.58
Blocked calls             Bs 2,933.78    Bs 3,104.68
Installation charge       Bs 2,900.93    Bs 3,069.91
Key change service        Bs 2,170.99    Bs 2,297.46

5.  Domestic Long Distance Service (DDN)

A single rate is established for residential and nonresidential callers to all destinations within the domestic territory of:

Normal Rate Bs/minute        Bs 128.63
Reduced Rate Bs/minute       Bs 109.34

The normal rate shall apply to business days during the hours between 6:00 a.m. and 7:00 p.m.

The reduced rate shall apply to business days during the hours between 7:01 p.m. and 5:59 a.m., and on holidays and weekends shall apply to a 24-hour day.

Domestic Long Distance Calls shall be billed for each second of duration.

Single charge for operator service for Domestic Long Distance Calls:

          Until June 15         From June 16
          -------------         ------------
          Bs 829.94             Bs 878.29

6.  Other miscellaneous services

Unless otherwise indicated, the charges reflected below will apply to each use of service:

                      Until June 15     From June 16
                      -------------     ------------
(a) Principal
telephone
reconnection
- Residential         Bs  8,594.59      Bs 9,095.23
- Nonresidential      Bs 10,026.67      Bs10,610.73
(b) Internal move     Bs 10,367.24      Bs10,971.14
(c) External move
- To the same zone
   or sector          Bs 45,105.22      Bs47,732.62
- To a different
  zone or sector      Bs 66,849.05      Bs70,743.03
(d) Maintenance:
- Repositioning
  terminal
  equipment           Bs 23,540.30      Bs24,911.53
(e) Directory
   Listing Service
- Number change       Bs  7,524.05      Bs 7,962.33
- Unlisted number
  service (monthly
  charge)             Bs    896.50      Bs   948.72
- Change from
  unlisted to
  directory listing   Bs  3,207.35      Bs 3,394.18
- Directory
  correction          Bs      0.00      Bs     0.00
- Repetition in
  directory           Bs    666.00      Bs   704.79
(f) Change
    of name           Bs  6,966.39      Bs 7,372.19

(g) Number
    linking           Bs    96.36       Bs   101.98
(h) Unlinking of
  numbers
  (per line)          Bs 1,161.08       Bs 1,228.71

Article 3.- The following maximum rates are approved until June 15, 2000 and from June 16 forward for Public Telephone Service:

1.  Domestic Use:

(a)  Amount per minute of local use:

                      Until June 15  From June 16
                      -------------  ------------
Public Telephones:
TPM, TPT &
  Teletasa            Bs 20.91       Bs 22.13
Special Public
  Telephones          Bs 42.22       Bs 44.68

(b)  Amount per signal for Domestic Long Distance public telephones (DDN):

Normal Rate           Bs 21.44
Reduced Rate          Bs 18.22

(c) Frequency of signals for Domestic Long Distance (DDN):
One (1) signal for each ten (10) seconds

2.  International Long Distance Service (LDI):

The same rates shall apply to minutes of use indicated by countries participating in the International Direct Dial (DDI) telephonic service.

3.  Credit Card Services:

Initial charge    Until June 15  From June 16
--------------    -------------  ------------
Local Use         Bs 155.81      Bs 164.88
LDN Use           Bs 398.26      Bs 421.45
LDI Use           Bs 821.41      Bs 869.25

Article 4.- The following maximum rates are approved until June 15, 2000 and from June 16 forward for Leased Public Telephone Service:

                   Until June 15  From June 16
                   -------------  ------------
Local Use          Bs     42.22   Bs     44.68
Maintenance fee    Bs 14,074.41   Bs 14,894.25
Free minutes                 60             60

Rates applied to leased telephone use shall be the same as those provided for Domestic Long Distance and International Long Distance use.

Article 5. The following maximum rates are approved until June 15, 2000 and from June 16 forward for Domestic Telex Service:

1.  Network connection:

                      Until June 15    From June 16
                      -------------    ------------
(a) Reimbursable
 security deposit:
- Regular caller      Bs 200,369.56    Bs 212,041.17
- PBX caller (for
  each principal
  line)               Bs 255,128.56    Bs 269,990.17
- Regular remote
  caller              Bs 200,369.56    Bs 212,041.17
(b) Installation of
   principal line:
- Regular or
  regular remote
  caller              Bs  22,774.31     Bs 24,100.92
- PBX caller (for
  each principal
  line)               Bs  30,490.87     Bs 32,266.98
(c) Reconnection
(shall not apply in
cases of suspension
that are the fault
of caller)            Bs       0.00          Bs 0.00

2.  Network access
Basic Monthly
Rental                Until June 15    From June 16
------                -------------    ------------
- Regular caller      Bs 5,094.87      Bs 5,391.65
- PBX caller (for
  each principal
  line)               Bs 6,968.64      Bs 7,374.56
- Regular remote
  caller              Bs 4,977.91      Bs 5,267.88

3. Use:

Domestic Telex Service:

                      Until June 15    From June 16
                      -------------    ------------
Amount per
  signal              Bs 10.64         Bs 11.26

4. Frequency of Telex Signal:

                             Normal rate   Special rate
Segment      Kilometers      per           per
-------      ----------      ---           ---
1            0 to 40         7.5 sec.      12.0 sec.
2            41 to 90        5.0 sec.      8.0 sec.
3            91 to 170       4.0 sec.      5.5 sec.
4            171 to 300      3.0 sec.      4.5 sec.
5            301 to 500      2.5 sec.      4.0 sec.
6            more than
             500             2.0 sec.      3.5 sec.

The Normal Rate shall apply Monday thru Friday from 7 a.m. to 6:59 p.m. The Special Rate shall apply Monday thru Friday from 7 p.m. to 6:59 a.m., and on Saturdays, Sundays and holidays such rate shall apply to a 24 hour day.

Article 6.- The following maximum rates are approved until June 15, 2000 and from June 16 forward for services specified below:


                  Until June 15  From June 16
                  -------------  ------------
External move     Bs 23,837.80   Bs 25,226.36
Change of name    Bs 12,140.09   Bs 12,847.26

Article 7.- The following maximum rates are approved until June 15, 2000 and from June 16 forward for International Telephone Service:

1.  International Direct Dial (DDI):

Destination             Bs./Minute
-----------             ----------
USA/Puerto Rico             403.14
Colombia                    440.00
Canada                      575.00
Spain                       525.00
Italy - Vatican             425.00
United Kingdom              570.00
Peru                        500.00
Mexico                      510.00
Argentina                   543.00
Ecuador                     580.00
Brazil                      510.00
Portugal                    410.00
France                      515.00
Dominican Republic          525.00
Chile                       580.00
Germany                     580.00
Cuba                        770.00
Panama                      770.00
Curacao                     760.00
Switzerland                 580.00
Aruba                       760.00
Bolivia                      60.00
Rest of Central America      60.00
Rest of the Antilles        760.00
Greece                      510.00
Uruguay                     850.00
Rest of South America       850.00
Scandinavia                 540.00
Japan                       490.00
Hong Kong                   740.00
Rest of East Asia           740.00
Rest of West Asia           740.00
Rest of Europe              580.00
Belgium                     550.00
Israel                      995.00
Taiwan                      995.00
Rest of the World         1,000.00

2. Maritime telephone communications between Venezuela and ships associated with the Inmarsat Satellite network:

Zone           Until June 15  From June 16
----           -------------  ------------
Atlantic       Bs 5,848.30    Bs 6,188.97
Pacific        Bs 5,848.30    Bs 6,188.97
Indian         Bs 5,848.30    Bs 6,188.97

The rates contemplated by the International Telephone Service shall be applied by operators (LDI) in the same manner as dispatched through the International Direct Dial (DDI) system. In the case of service by DDI, the rate charged will be based upon effective duration of the communication, with the understanding that fractions of minutes shall be counted as whole minutes.

The service dispatched by LDI operators in the station-to-station mode shall only be offered when the respective call cannot be made directly by the caller through DDI.

3.  Operator Service Charges:

Operator charges shall be applied to all callers who are members of the International Direct Dial (DDI) system, whether person-to-person or station-to-station in the following manner:

               Until June 15  From June 16
               -------------  ------------
               Bs 1,466.44    Bs 1,551.86

Article 8.- The following maximum rates are approved until June 15, 2000 and from June 16 forward for International Telex Service:

Destination
-----------
                     (Bs. per minute of use)
                       Until June 15  From June 16
                       -------------  ------------
a) North America:
-United States              1,536.53      1,626.03
-Canada                     1,536.53      1,626.03
-Mexico                     2,762.01      2,922.89

b) Central America:
-Panama                     2,619.35      2,771.93
-Rest of Central
  America                   2,619.35      2,771.93

c) Antilles:
-Cuba                       2,164.47      2,290.55
-Dominican
  Republic                  2,164.47      2,290.55
-Rest of the
  Antilles                  2,164.47      2,290.55

d) South America:
- Chile                     2,762.01      2,922.89
- Peru                      2,419.83      2,560.79
- Ecuador                   2,762.01      2,922.89
- Colombia                  2,762.01      2,922.89
- Bolivia                   2,351.56      2,488.54
- Brazil                    2,750.32      2,910.52
- Argentina                 2,419.83      2,560.79
- Uruguay                   2,419.83      2,560.79
- Rest of South
  America                   2,419.83      2,560.79

e) Europe:
- Italy and
  The Vatican               2,419.83      2,560.79
- Portugal                  2,432.00      2,573.66
- Spain                     2,432.00       2573.66
- France and
  Monaco                    2,394.40      2,533.87
- Switzerland.
  Germany and
  Liechtenstein             2,394.40      2,533.87
- Rest of Europe            2,189.80      2,317.35

f) Rest of the
  world:                    2,761.57      2,922.44

g) Inmarsat:
Atlantic                    4,497.93      4,759.93
Pacific                     4,497.93      4,759.93
Indian                      4,497.93      4,759.93

                                      II
                               Final Provisions

Article 9.-  Excluded from payment are calls made:
1.  To emergency service numbers.
2.  To operators to request long distance calls or to file claims.
3.  To use information services.
4.  To use telex information services.
5. To test terminal equipment of any caller through the numbers 161, 162, 163 (telex).
6.  To send telegrams using the number 121.

Article 10.- Authorization for special rate adjustments resulting pursuant to the procedure for Special Rate Adjustments provided in clause 31 of the Eighth Year Review Agreement entered into between the Republic and Compania Anonima Nacional de Telefonos de Venezuela dated _________, provided that all such rate adjustments have been verified and approved by the National Telecommunications Commission (CONATEL).

Article 11.- For purposes of this Resolution, holidays shall be those days specified in the Law of National Holidays and the Organic Labor Laws.

Article 12.- The rates fixed in this Resolution shall become effective one (1) month from the date of publication referred to in Article 14 of the Law of Telecommunications and in accordance with the provisions established in Article 1 of this Resolution.

Article 13.- The rates provided in this Resolution shall remain in force until November 27, 2000. However, if new rates applicable to the rate-free period have not been established by November 27, 2000, the rates provided in this Resolution shall continue in effect until December 31, 2000, or until such time as competent public authorities establish a new rate schedule for operators of basic telephone services.

                            Communicate and publish

                                                  ALBERTO EMERICH ESQUEDA TORRES
                                                      Minister of Infrastructure

--------------------------------------------------------------------------------
                     FISCAL GENERAL OFFICE OF THE REPUBLIC

                       Bolivarian Republic of Venezuela
                                Public Ministry
              Office of the General Fiscal Agency of the Republic
                          Caracas, February 14, 2000

                                  Resolution
                                    No. 47

JAVIER ELECHIGUERRA NARANJO, Fiscal General of the Republic, in exercise of the faculties provided in Articles 1 and 15 of the Organic Law of the Public Ministry and 37 of Statutes of the Ministry of Public Personnel, as decreed in Resolution No. 60 dated 3/4/99, published in the Official Journal of the Republic of Venezuela No. 36.654 of the same date, by virtue of this Resolution, does hereby appoint the citizen attorney CARMEN TERESA ALVAREZ VALLADARES, holder of citizen's identification card no. 6,931,175, to fill the position of JOINT COUNSELOR III in the Bureau of Human Rights, a subdivision of the General Sectorial Department for Defense of Citizen's Rights of this Office, which position is currently vacant, who previously performed the position of Joint Counselor II in the above referenced bureau.

This appointment shall become administratively effective as of February 16, 2000.

                            Communicate and publish

                                                     JAVIER ELECHIGUERRA NARANJO
                                                  Fiscal General of the Republic


                     FISCAL GENERAL OFFICE OF THE REPUBLIC

                       Bolivarian Republic of Venezuela
                                Public Ministry
              Office of the General Fiscal Agency of the Republic
                          Caracas, February 14, 2000

                                  Resolution
                                    No. 48

JAVIER ELECHIGUERRA NARANJO, Fiscal General of the Republic, in exercise of the faculties provided in Articles 1 and 15 of the Organic Law of the Public Ministry and 37 of Statutes of the Ministry of Public Personnel, as decreed in Resolution No. 60 dated 3/4/99, published in the Official Journal of the Republic of Venezuela No. 36.654 of the same date, by virtue of this Resolution, does hereby appoint the citizen attorney MARIELA HURTADO, holder of citizen's identification card no. 10,800,122, who previously performed the position of Joint Counselor 8 in the Bureau of Doctrine and Inspection, to fill the position of JOINT COUNSELOR II in the Bureau of Human Rights, a subdivison of the General Sectorial Department for Defense of Citizen's Rights of this Office, in substitution of the attorney Carmen Teresa Alvarez Valladares, who has vacated said position.

This appointment shall become administratively effective as of February 16, 2000.

                            Communicate and publish

                                                     JAVIER ELECHIGUERRA NARANJO
                                                  Fiscal General of the Republic

METHODOLOGY FOR MEASURING QUALITY OF SERVICE PARAMETERS


1.  ACCESSIBILITY TO TELEPHONE SERVICE

1.1  WAITING TIME TO OBTAIN SERVICE.

Annual average of the time elapsed between the request (date of commercial approval) and the installation of service (date of completion of the service order). Delays attributable to the customer and/or third parties (municipal and/or national regulatory agencies) are not computed, but are duly documented for verification. Only service requests for domiciles within the area of local coverage are considered for computation and high risk zones (as defined by competent persons) are excluded.

a.- FORM OF MEASUREMENT:  Measured by means of the CANTV service order system.

b.- VARIABLES USED AS INDICATORS:
b.1.- The sum of waiting time, in days, to satisfy service orders. b.2.- Total satisfied service orders.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
b.1 / b.2

d.- POINT OF MEASUREMENT:
The files of satisfied service orders.

e.- SIZE OF SAMPLING:
All satisfied service orders.

f.- TIME AND FREQUENCY OF MEASUREMENTS:
Monthly, considering the orders satisfied during a year, until the close of the month.

g.- REPORTS:
Total monthly aggregate delivered quarterly.  Results at domestic level.

h.- PERIOD USED AS OBJECTIVE:
Annual, at the domestic level, evaluated quarterly, where the monthly results are not larger than the annual objective plus permitted deviation.

i.- OBSERVATIONS:
In the event any of the exclusions shall apply, the waiting time for obtaining service shall begin to be counted upon surpassing the following:
          No physical presence (outside the area of local coverage of the Facility).
          High risk zones (insecurity of personnel in installations and equipment of CANTV), as defined by competent persons.
          Conditions under which the available technology, as authorized for CANTV, cannot be attended.

     Conditions under which municipal and/or national regulations impede providing service using the authorized available technology.

1.2.- WAITING LIST FOR OBTAINING SERVICE

Percentage of requests pending that are more than one month old, beginning as of the date of commercial approval of the customer request, excluding the cases outlined in item i of this point.

a.-   FORM OF MEASUREMENT:  Measured by means of the CANTV service order system.

b.-   VARIABLES USED AS INDICATORS:
b.1.- The number of requests pending which are outstanding for more than one month.
b.2.- The total of requests pending.

c.-   CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
        (b.1 / b.2) *100

d.-   POINT OF MEASUREMENT:
The files of pending service orders.

e.-   SIZE OF SAMPLING:
All pending service requests which are outstanding for more than one month.

f.-   TIME AND FREQUENCY OF MEASUREMENTS:
Monthly, considering the requests pending as of the close of the month.

g.- REPORTS:
Total monthly aggregate delivered quarterly.  Results at the national level.

h.- PERIOD USED AS OBJECTIVE:
Annual, at the national level, evaluated quarterly, where the monthly results are not larger than the annual objective plus permitted deviation.

i.- OBSERVATIONS:
Pending requests falling in the following areas shall be excluded from the total outstanding:
     No physical presence (outside the area of local coverage of the Facility).
     High risk zones (insecurity of personnel in installations and equipment of CANTV), as defined by competent persons.
     Conditions under which the available technology, as authorized for CANTV, cannot be attended.
     Conditions under which municipal and/or national regulations impede providing service using the authorized available technology.

1.3  PERCENTAGE OF REQUESTS TO BE ATTENDED IN ZONES WITHOUT A PHYSICAL PRESENCE.

Percentage of pending service requests to be attended in places where CANTV does not have a physical presence as of December 31, 1999, and which have not been registered before that date. The attention to such requests shall be regulated by a plan which CANTV shall present to CONATEL. Zones lacking a physical presence shall be defined as geographical areas in which neither a transformer facility nor an external plant of CANTV exist.

a.- FORM OF MEASUREMENT: Measured by means of the CANTV service order system and the plan established by CANTV for this purpose.

b.- VARIABLES USED AS INDICATORS:
b.1.- The sum of satisfied service orders, as established in the plan.
b.2.- The total number of service orders located in places where CANTV lacks a physical presence, registered as of December 31, 1999, plus those incorporated into the plan as effected through the provisions established in item i of this section.

c.- CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1 / b.2) * 100

d.- POINT OF MEASUREMENT:
The files of satisfied service orders.

e.- SIZE OF SAMPLING:
The total number of service orders located in places where CANTV lacks a physical presence, registered as of December 31, 1999, plus those incorporated into the plan as effected through the provisions established in item i of this section.

f.- TIME AND FREQUENCY OF MEASUREMENTS.
Monthly, in accordance with a performance schedule.

g.- REPORTS:
Total monthly aggregate delivered quarterly. Results at the national level. At the close of each month they shall indicate the percentage of requests attended in areas in which the plan was utilized and at the close of each quarterly period they shall indicate the progress of the scheduled works.

h.- PERIOD USED AS OBJECTIVE:
Annual

i.- OBSERVATIONS:
The plan shall be presented by CANTV to CONATEL no later than the second two-week period of January and shall be evaluated quarterly. This plan shall include a schedule of works to be performed in order to attend to 50% of the registered pending requests as of the end of the year 1999 in zones lacking a physical presence. The plan shall reflect the date of the conclusion of the work, the zone to be covered, the maximum number of requests to be attended and a schedule of planned monthly installation. Additionally, in the event new requests are presented in zones where CANTV lacks a physical presence, which together with those registered as of December 31, 1999 shall equal or exceed one hundred fifty
(150) requests within a geographical area having a radius of 1.5 kilometers, a feasibility study shall be undertaken in accordance with CANTV's permitted technology, and within a period of between 45 and 60 days CANTV and CONATEL shall clarify and define the terms of its incorporation into the plan.

When requests are eliminated for causes attributable to the customer which can be proved and audited, CANTV may tabulate any new requests attended to in the areas established in the plan as satisfying the objectives. In the event sufficient requests are not presented from these areas, the difference may be tabulated for purposes of achieving the objectives, maintaining as a base for calculations the number of requests registered through December 31, 1999 in all zones where CANTV does not have a physical presence as of such date, plus those which result from adjustments to the plan.

2.- RETAINABILITY OF THE TELEPHONE SERVICE

2.1 ACTUAL PROBLEMS REPORTED FOR EACH 100 LINES IN SERVICE

Percentage of actual problems which were reported for each 100 lines in service, per month.

a.- FORM OF MEASUREMENT:
Measured by means of CANTV's problem control system.

b.- VARIABLES USED AS INDICATORS:
b.1.- The total number of actual breakdowns, reported by customers during the month being measured.
b.2.- The total number of lines in service at the end of the month, derived from the report on plant capacity and utilization.

c.- CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1 / b.2) *100 (For calculation of the annual objective, determine the average of the values obtained for variables b.1 and b.2 for each month of the year).

d.- POINT OF MEASUREMENT:
The problem control system of CANTV.

e.- SIZE OF SAMPLING:
All Actual breakdowns reported by customers during the month being measured.

f.- TIME AND FREQUENCY OF MEASUREMENTS:
Measured for 24 hours during business days, excluding holidays of CANTV.

g.- REPORTS:
Total monthly aggregate, delivered quarterly. Results drawn discriminately at the national level by Operating Division.

h.- PERIOD USED AS OBJECTIVE:
Annual, national level, maximum monthly, conducted by Operating Division, evaluated quarterly.

i.- OBSERVATIONS:
Actual reported problems are defined as any breakdown that is detected as a result of a complaint or claim by a customer, and which upon investigation is determined to have affected service and is the responsibility of CANTV.

2.2  PERCENTAGE OF BREAKDOWNS REPAIRED WITHIN 24 TO 48 HOURS.

Percentage of breakdowns that were repaired in less than 24 to 48 hours during business days.

a.-  FORM OF MEASUREMENT:
Measured by means of CANTV's problem control system.

b.-  VARIABLES USED AS INDICATORS:
b.1.- The number of actual breakdowns reported by customers repaired within 24 hours following the time the report was received by CANTV.
b.2.- The number of actual breakdowns reported by customers repaired within 48 hours following the time the report was received by CANTV.
b.3.- The number of actual breakdowns reported by customers.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1 / b.3) *100 (For calculation of the annual objective, determine the average of the values obtained for variables b.1, b.2 and b.3 for each month of the year).

d.-  POINT OF MEASUREMENT:
The problem control system of CANTV.

e.-  SIZE OF SAMPLING:
All actual breakdowns reported by customers.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Measured for 24 hours during business days, excluding holidays of CANTV.

g.- REPORTS:
Total monthly aggregate, delivered quarterly. Results drawn discriminately at the national level by Operating Division.

h.- PERIOD USED AS OBJECTIVE:
Annual, national level, maximum monthly, conducted by Operating Division, evaluated quarterly.

i.- OBSERVATIONS:
When the nature of the breakdown requires an agreement for the time of repair and, at the customer's request, a date is fixed, the time is tabulated as of the moment the agreement is reached until the repair is completed.

2.3  AVERAGE TIME TO REPAIR BREAKDOWNS

The sum of the time elapsed, in hours, as of the moment the actual breakdown was reported until completion of the repair, divided by the total number of actual breakdowns repaired as reported by customers.

a.-  FORM OF MEASUREMENT:
Measured by means of CANTV's problem control system.

b.-  VARIABLES USED AS INDICATORS:
b.1.- The sum of the time elapsed, in hours, as of the time the actual breakdown was reported until completion of the repair.
b.2.-  The total number of actual breakdowns repaired, reported by customers.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1 / b.2)

d.-  POINT OF MEASUREMENT:
The problem control system of CANTV.

e.-  SIZE OF SAMPLING:
All repaired actual breakdowns reported by customers.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Measured for 24 hours during business days, excluding holidays of CANTV.

g.- REPORTS:
Total monthly aggregate, delivered quarterly. Results drawn discriminately at the national level by Operating Division.

h.- PERIOD USED AS OBJECTIVE:
Annual, national level, maximum monthly, conducted by Operating Division, evaluated quarterly.

i.- OBSERVATIONS:
When the nature of the breakdown requires an agreement for the time of repair and, at the customer's request, a date is fixed, the time is tabulated as of the moment the agreement is reached until the repair is completed.

3.  QUALITY OF NETWORK FUNCTIONABILITY

3.1 PERCENTAGE OF CALLS COMPLETED FOR LOCAL TRAFFIC, NATIONAL LONG DISTANCE AND INTERNATIONAL LONG DISTANCE

Percentage of attempted calls, correctly dialed, that are successfully connected to the party called, which shall include cases when the party called answers, rings with no answer, is busy, an answering machine answers, a recorded announcement machine answers, a suspended subscriber tone is received or it is a free call.

a.-  FORM OF MEASUREMENT:
Fixed facilities, analog and digital, and a sampling of mobile facilities, shall be measured with "MCOR" equipment or any similar equipment which may be acquired.

b.-  VARIABLES USED AS INDICATORS:

b.1.- Completed local calls: calls completed by MCOR equipment whose first digit is not "0" or "1".

b.2.- Attempted local calls: calls attempted by MCOR equipment that have received sufficient digits to be completed and whose first digit is not "0" or "1".

b.3.- Completed domestic long distance calls: calls completed by MCOR equipment whose two first digits fall between "02" and "09".

b.4.- Attempted domestic long distance calls: calls attempted by MCOR equipment that have received sufficient digits to be completed and whose two first digits fall between "02" and "09".

b.5.- Completed international calls: calls completed by MCOR equipment whose two first digits are "00".

b.6.- Attempted international calls: calls attempted by MCOR equipment that have received sufficient digits to be completed and whose two first digits are "00".

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:

All facilities will be weighed in accordance with the number of attempted MCOR calls or calls using similar equipment, for local traffic, domestic long distance and international long distance. This value is obtained by measuring dispersion of traffic at the national level taken at digital facilities, using the annual average from the prior year. The average value obtained each month of the year shall be used to calculate the annual average.

c.1.-  Percentage of Completed Local Calls:                     (b.1/b.2)*  100

c.2.-  Percentage of Completed Domestic Long Distance Calls:    (b.3/b.4)*  100
c.3.-  Percentage of Completed International Calls:             (b.5/b.6)*  100

A weighing function expressing the number of analog and digital customers existing monthly at the Plant shall be applied to the three cases above.

d.-  POINT OF MEASUREMENT:
At the local facility of origin.

e.-  SIZE OF SAMPLING:
All fixed facilities and all mobile facilities, the mobile facilities having a minimum of two measurements annually.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
A minimum of seven continuous days a month, 24 hours a day.

g.- REPORTS:
Total monthly calculation, delivered quarterly. Results drawn discriminately at the national level by Operating Division.

h.- PERIOD USED AS OBJECTIVE:
Annual, national level.  Monthly minimum, evaluated quarterly.

i.- OBSERVATIONS:
The number of customers used for weighing completed calls shall be taken from the Capacity and Utilization Report prepared by the Plant on a monthly basis. While measuring the indicator "Receiving a Dial Tone", there shall be an interruption for one hour in each facility (between 10:00 and 12:00), as with the measurement of the indicator "Percentage of Completed Calls for Local Traffic, Domestic Long Distance and International Long Distance", in order for the sampling to be significant.

4.  OPERATOR SERVICE EFFICIENCY

4.1  AVERAGE WAITING TIME FOR OPERATOR TO ANSWER

Average time, measured in seconds, that operators delay in answering calls from users: Problem Reporting Service (15), Customer Attention Center (80021515), Domestic Long Distance (100), Information (103), International Long Distance
(122) and Reverse Charges Center (101).

4.1.1  PROBLEM REPORTING SERVICE (15)
The average time, measured in seconds, that Problem Reporting Service Operators delay in answering calls from users.

a.-  FORM OF MEASUREMENT:
Calls reporting problems are measured by an Automated Call Distributor.

b.-  VARIABLES USED AS INDICATORS:
b.1.- The sum total of waiting time, measured in seconds, from the moment that calls from Users enter the Automated Call Distributor until they are answered by Operators or parties being called by Users.
b.2.- Total number of calls received (sum total of calls answered and abandoned).

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1/b.2) To calculate monthly objectives, variables b.1 and b.2 are measured during the corresponding month. To calculate annual objectives, variables b.1 and b.2 are measured in the aggregate during the year.

d.-  POINT OF MEASUREMENT:
The entry of the call into the Automated Call Distributor.

e.-  SIZE OF SAMPLING:
Total number of calls.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
From the moment that calls from Users enter the Automated Call Distributor, during business days, except for CANTV holidays.

g.- REPORTS:
Total monthly calculation, evaluated quarterly and measured annually. Results at national level.

h.- PERIOD USED AS OBJECTIVE:
Annual, national level, evaluated quarterly.

4.1.2  CUSTOMER ATTENTION CENTER

The time, measured in seconds, that the customer waits to receive the operator's attention once this option has been selected on the system.

a.-  FORM OF MEASUREMENT:
When a call is answered on the automated system, the customer has the possibility of being attended by an operator by dialing the corresponding option, transfering his or her own call to the Automated Call Distribution Center and computing the time as of that moment, measured by a statistical package, until the operator answers or the user abandons the call.

b.-   VARIABLES USED AS INDICATORS:
b.1.- The sum total of waiting time, computed as of the moment that calls are received by the Automated Call Distribution Center until they are answered by Operators or the User abandons the call.
b.2.-  Total number of calls received by the Automated Call Distribution Center.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
b.1/b.2

d.-  POINT OF MEASUREMENT:
Statistical package used by the Automated Call Distribution Center.

e.-  SIZE OF SAMPLING:
Total number of calls received by the Automated Call Distribution Center.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
From the time a call enters the call waiting line, until answered by an operator or abandoned by the user; from 7:30 a.m. to 7:00 p.m., Monday to Friday, and from 8:00 a.m. to 2:00 p.m. on Saturdays. CANTV holidays are excluded.

g.- REPORTS:
Total monthly calculation, evaluated quarterly and measured annually. Results at national level.

h.- PERIOD USED AS OBJECTIVE:
Annual.

4.1.3  DOMESTIC LONG DISTANCE SERVICE (100), DOMESTIC REVERSE CHARGES SERVICE
(101), INFORMATION (103) AND INTERNATIONAL LONG DISTANCE (122)

Average time, measured in seconds, during which Domestic Long Distance (100), Domestic Reverse Charges Service (101), Information (103) and International Long Distance (122) operators delay in answering calls from Users.

a.-  FORM OF MEASUREMENT:
Calls for Information Service (103) are measured by the Automated Call Distributor of the Directory Assistence System. Calls for National Long Distance (100 and 101) and International (122) are measured by their respective digital facilities.

b.-   VARIABLES USED AS INDICATORS:
b.1.- The sum total of waiting time measured in seconds: the percentage of answered calls received in X seconds (where X is the annual objective of each service) are converted into average answer time using a conversion program based on the tables of Erlang C. Luego; the daily call volume shall be multiplied by the average answer time. The results shall be aggregated to derive a monthly total.
b.2.-  Total number of calls received monthly.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
b.1/b.2, for each of the services. In calculating the monthly objective, variables b.1 and b.2 are measured during the corresponding month. In calculating the annual objective, variables b.1 and b.2 are measured in the aggregate during the year.

d.-  POINT OF MEASUREMENT:
From entry of the call into the call waiting line.

e.-  SIZE OF SAMPLING:
Total number of calls.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
From the time a call enters the call waiting line, during business days, from six (6) in the morning until midnight of the same day. CANTV holidays are excluded.

g.-  REPORTS:
Total calculated monthly, delivered quarterly. Aggregate results at national level.

h.-  PERIOD USED AS OBJECTIVE:
Annual, nationally, maximum monthly with evaluation quarterly.

i.-  OBSERVATIONS:
When statistical data are not available due to exceptional circumstances, calculations shall be taken from data available for the corresponding month. Supporting data shall be Annexed with the respective justifications. In the case of Domestic Reverse Charges Service (101), the same methodology as Long Distance Service shall be used until new technology is implemented and the parties agree on the appropriate manner of calculation.

4.2.  PERCENTAGE OF CALLS ANSWERED FROM TRAFFIC TO OPERATOR SERVICES

Percentage of calls answered by different operator services. "Calls answered" is defined as those calls which are ultimately answered by either a human operator or by robot.

a.-  FORM OF MEASUREMENT:
At digital facilities, using statistical packages; at analog facilities, by manual statistical sampling.

b.-   VARIABLES USED AS INDICATORS:
b.1.-  Calls answered:  in accordance with operator services.
b.2.- Calls attempted: calls attempted for each service operator which have received a sufficient number of digits to be received..

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1/b.2)*  100

d.-  POINT OF MEASUREMENT:
At the local center of origin.

e.-  SIZE OF SAMPLING:
All fixed digital facilities and the size of the statistical sample for analog facilities.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Five business days of each month, 24 hours per day.

g.-  REPORTS:
Total calculated monthly, delivered quarterly. Results drawn discriminately at national level by Operating Division.

h.-  PERIOD USED AS OBJECTIVE:
Annual, nationally, minimum monthly with evaluation quarterly.

i.-  OBSERVATIONS:
The sample model to be used at analog facilities shall be defined by agreement among the parties. While this model is being defined, measurements shall only be taken at digital facilities. In the case of the Customer Attention Center, reports will not be delivered until a sample statistical model and the objective to be used are defined.
In the case of the Domestic Reverse Charges Service (101), measurements will be taken during the first quarter of the year 2000 in order to determine the objective to be used for that year; no reports will be delivered during this quarterly period.

5.-  EFFECTIVENESS OF BILLING

5.1.- BILLING CLAIMS
Claims arising from each 100 invoices, per month.

5.1.1.- CLAIMS FOR CANTV'S OWN SERVICES
a.- FORM OF MEASUREMENT:
Billing claims sent to customer attention points which are directed to CANTV for reception, expedited via the Attention to Claims System.

b.- VARIABLES USED AS INDICATORS:

b.1.- Total number of claims arising from billing, except those arising from services rendered by third parties (Infolin, 900 Service, Telcel, Movilnet, Infonet, Digitel, Elca and others that may be used), as well as claims for overpayment and rates claims.

b.2.- Total number of bills issued.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:

(b.1/b.2)* 100 In calculating the monthly objective, variables b.1 and b.2 shall be measured during the corresponding month. In calculating the annual objective, variables b.1 and b.2 shall be measured in the aggregate for such year.

d.-  POINT OF MEASUREMENT:
Attention to Claims System.

e.-  SIZE OF SAMPLING:
Total billing claims arising from services performed by CANTV and total billing invoices issued by the Billing System.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Monthly

g.-  REPORTS:
Total calculated monthly, delivered quarterly.  Results at national level.

h.-  PERIOD USED AS OBJECTIVE:
Annual, nationally, maximum monthly with evaluation quarterly.

i.-  OBSERVATIONS:

(1) CANTV shall present quarterly an itemized breakdown of claims per type of service, as additional information. These reports shall be presented using absolute values, registered and converted to billing claims.

(2) A Billing Claim shall be understood to mean any claim based on customer disagreement with one or various charges reflected in the same invoice from CANTV.

(3) Exceptional cases which shall not be considered in the computation of this indicator include significant adjustments caused by the "Procedure which corrects errors created by the conversion of digits associated with the millennium change (Y2K Project)", as well as the implementation of the "Regulatory Numbering Framework" or "National Numbering Plan" which are in effect. In such cases, CANTV shall notify the Regulatory Agency of any problems sustained, their impact and the appropriate corrective action plan.
(4) The origin and processing of claims shall be determined by CANTV through its "Procedure for Investigation of Billing Claims", which may be reviewed by the Regulatory Agency at its discretion.

5.1.2.  THIRD PARTY CLAIMS
a.-  FORM OF MEASUREMENT:
Billing claims sent to customer attention points which are directed to CANTV for reception, expedited via the Attention to Claims System.

b.-  VARIABLES USED AS INDICATORS:
b.1.- Total number of claims arising from billing, except those arising from services rendered by third parties (Infolin, 900 Service, Telcel, Movilnet, Infonet, Digitel, Elca and others that may be used), but excepting claims of overpayment and rate claims.
b.2.- Total number of bills issued.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1/b.2)* 100 In calculating the monthly objective, variables b.1 and b.2 shall be measured during the corresponding month. In calculating the annual objective, variables b.1 and b.2 shall be measured in the aggregate for such year.

d.-  POINT OF MEASUREMENT:
Attention to Claims System.

e.-  SIZE OF SAMPLING:
Total billing claims arising from services performed by Third Parties and total billing invoices issued by the Billing System.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Monthly

g.-  REPORTS:
Total calculated monthly, delivered quarterly. Results at national level.

h.-  PERIOD USED AS OBJECTIVE:
Annual, nationally, with evaluation quarterly.

i.-  OBSERVATIONS:
(1) During the first quarter of the year 2000, and following evaluation of performance indicators, the parties shall agree on objectives that will govern subsequent quarters in 2000.
(2) CANTV shall present quarterly an itemized breakdown of claims per provider as additional information. These reports shall be presented using absolute values, registered and converted to billing claims.
(3) A Billing Claim shall be understood to mean any claim based on customer disagreement with one or various charges reflected in the same invoice from CANTV.
(4) Exceptional cases which shall not be considered in the computation of this indicator include significant adjustments caused by the "Procedure which corrects errors created by the conversion of digits associated with the millennium change (Y2K Project)", as well as the implementation of the "Regulatory Numbering Framework" or "National Numbering Plan" which are in effect. In such cases, CANTV shall notify the Regulatory Agency of any problems sustained, their impact and the appropriate corrective action plan.

(5) The origin and processing of claims shall be determined by CANTV through its "Procedure for Investigation of Billing Claims", which may be reviewed by the Regulatory Agency at its discretion.

5.2.- REGULAR BILLING TIME
The number of days elapsed as of the time International and Domestic Long Distance calls are made until the time such calls are billed.

a.-  FORM OF MEASUREMENT:
Determined based on days elapsed from the date of the call until the close of the cycle during which such call was billed.

b.-  VARIABLES USED AS INDICATORS:
b.1.- Total number of international and domestic long distance calls billed over a period of less than 45 days.
b.2.-  Total number of international and domestic long distance calls billed.

c.-  CALCULATION TO OBTAIN INDICATOR/WEIGHING/TABULATION:
(b.1/b.2)* 100 In calculating the monthly objective, variables b.1 and b.2 shall be measured during the corresponding month. In calculating the annual objective, variables b.1 and b.2 shall be measured in the aggregate for such year.

d.-  POINT OF MEASUREMENT:
Database of the Billing System.

e.-  SIZE OF SAMPLING:
Total number of calls billed during the measurement period.

f.-  TIME AND FREQUENCY OF MEASUREMENTS:
Monthly

g.-  REPORTS:
Total calculated monthly, delivered quarterly.  Results at national level.

h.-  PERIOD USED AS OBJECTIVE:
Annual.

i.-  OBSERVATIONS:
(1) The calculation used to obtain the indicator shall be based on the total number of days elapsed from the date calls are made until the time the billing process is concluded with respect to such bills.
(2) The measurement of this indicator shall not include services provided by third parties or international reverse charges calls.
(3) Exceptional cases which shall not be considered in the computation of this indicator include significant adjustments caused by the "Procedure which corrects errors created by the conversion of digits associated with the millennium change (Y2K Project)", as well as the implementation of the "Regulatory Numbering Framework" or "National Numbering Plan" which are in effect. In such cases, CANTV shall notify the Regulatory Agency of any problems sustained, their impact and the appropriate corrective action plan.

1.- METHODOLOGY FOR FORMULATING THE OBJECTIVES FOR THE "TIME TO ESTABLISH A CALL" INDICATOR

The "Time to Establish a Call" is the time that elapses from the moment the last digit is dialed until an answering tone or signal is received. The answering tones or signals which shall be considered are as follows: ringing signal, busy signal, nonexisting line signal, congested circuit tone, answering machine, recorded message or answer by robot or operator.

a.- FORM OF MEASUREMENT:
Manual Measurement, with a stopwatch or wrist watch, of calls made to different types of traffic (Intra, Inter, DDN, DDI, Mobile Cellular Phone and Special Services). A test matrix will be produced to assure that the calls are carried out.

b.-  SELECTION OF SAMPLING:
For each week of measurement, 7 digital facilities (AXE, EWSD, NEAX, Micro-1000, SED and 5ESS) and 3 analog facilities (ARF, Pentaconta y Mobiles) of different technologies shall be selected in accordance with the proportions in which they exist in the region.

c.-  MEASURING PERIOD:
The 4 week period between 2/7/2000 and 3/3/2000.

d.-  SIZE OF SAMPLING:
All measurements will be carried out in:

1.        Capital Region
          Intra Traffic: Digitals (21 calls); Analogs (9 calls) Inter Traffic: Digitals (189 calls); Analogs (81 calls) DDN Traffic: Digitals (189 calls); Analogs (81 calls) DDI Traffic: Digitals (21 calls); Analogs (9 calls)
          SE Traffic: Digitals (49 calls); Analogs (21 calls)
          TMC Traffic: Digitals (84 calls); Analogs (36 calls)

2.        Central Region
          Intra Traffic: Digitals (21 calls); Analogs (9 calls) Inter Traffic: (90 calls); Analogs (36 calls)
          DDN Traffic: Digitals (189 calls); Analogs (81 calls) DDI Traffic: Digitals (21 calls); Analogs (9 calls) SE Traffic: Digitals (49 calls); Analogs (21 calls) TMC Traffic: Digitals (84 calls); Analogs (36 calls)

3.        Western Region
          Intra Traffic: Digitals (21 calls); Analogs (9 calls) Inter Traffic: Digitals (117 calls); Analogs (24 calls) DDN Traffic: Digitals (189 calls); Analogs (81 calls) DDI Traffic: Digitals (21 calls); Analogs (9 calls)

          SE Traffic: Digitals (49 calls); Analogs (21 calls)
          TMC Traffic: Digitals (84 calls); Analogs (36 calls)

4.        Eastern Region
          Intra Traffic: Digitals (21 calls); Analogs (9 calls) Inter Traffic: Digitals (87 calls); Analogs (39 calls) DDN Traffic: Digitals (189 calls); Analogs (81 calls) DDI Traffic: Digitals (21 calls); Analogs (9 calls)
          SE Traffic: Digitals (49 calls); Analogs (21 calls) TMC Traffic: Digitals (84 calls); Analogs (36 calls)

e.-  TIME AND FREQUENCY OF MEASUREMENTS:
During business days from 9 a.m. to 12 noon and 2 p.m. to 5 p.m.

f.-  ANALYSIS OF RESULTS:
The results will be analyzed over the ten business days following the conclusion of the final measurement, i.e., 3/8/2000 to 3/21/2000.

g.-  ESTABLISHING OBJECTIVES:
In accordance with the analysis of the results, the different alternatives for the achievement of objectives shall be presented within a period not exceeding 5 days.

h.-  OBSERVATIONS:
 .    A matrix of test calls shall be Annexed
 .    The measurements shall be taken by answering machines, except in cases of mobile cellular phones, CPA and special services.
 .    In the case of DDI calls, the measurements shall be taken by CANTV's international center automatic answering machine.

CANTV
Switchboard Engineering & Maintenance Division

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:      Western
                         -----------------------------------------------------------------------------------------------------------
                          INTRA                    INTER                                               LDN                       DDI
------------------------------------------------------------------------------------------------------------------------------------
Facility           Type        ATT  ARF  ARF  ITT  NEAX  EWSD  SDE/MT  MOV  CPA  AXE  ATT  EWSD  NEAX  ITT  ARF  MOV  SDE  MTEL  DDI
------------------------------------------------------------------------------------------------------------------------------------
TIBISAY           EWSD
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
LA LAGO           ATT
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
Santa Barbara     ATT
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
CABUDARE          EWSD
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
CIUDAD OJEDA      NEAX
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
URDANETA          NEAX
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
La Mesa de        MTEL
 Chipire
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
PUNTO FIJO        ARF
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
BARINAS           ITT
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
                          INTRA                    INTER                                               LDN                       DDI
------------------------------------------------------------------------------------------------------------------------------------
Facility           Type        ATT  ARF  ARF  ITT  NEAX  EWSD  SDE/MT  MOV  CPA  AXE  ATT  EWSD  NEAX  ITT  ARF  MOV  SDE  MTEL  DDI
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
CHIQUINQUIRA      MOV
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------

CANTV

Switchboard Engineering & Maintenance Division

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:      Western

                      -----------------------------------------------------------------------------------------------------------
                                                     SPECIAL SERVICES                                      TMC
---------------------------------------------------------------------------------------------------------------------------------
     Facility          Type      15     100     101    103    122    171    800-21515      012-8001901     014-     016-     018-
---------------------------------------------------------------------------------------------------------------------------------
  TIBISAY             EWSD
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  LA LAGO             ATT
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  St Barbara          ATT
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  CABUDARE            EWSD
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  Ciudad Ojeda        NEAX
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  URDANETA            NEAX
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  CHIPIRE             MTEL
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  PUNTO FIJO          ARF
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  BARINAS             ITT
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------
  CHIQUINQUIRA        MOV
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 1
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 2
---------------------------------------------------------------------------------------------------------------------------------
  Time "              Call 3
---------------------------------------------------------------------------------------------------------------------------------

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:   CAPITAL

                        ---------------------------------------------------------------------------------------------------
                         INTRA                    INTER                                       LDN                       DDI
---------------------------------------------------------------------------------------------------------------------------
Facility           Type        AXE  ATT  ARF  ARF  ITT  EWSD  MOV  CPA  AXE  ATT  EWSD  NEAX  ITT  ARF  MOV  SDE  MTEL  DDI
---------------------------------------------------------------------------------------------------------------------------
FAJ. 472          AXE
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
CHAC 261          AXE
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
CHAG. 693         ATT
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
TRINIDAD          ATT
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
FDA-762           EWSD
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
PAST. 861         EWSD
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
CARRIZAL          EWSD
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
CAOBOS-572        ARF
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
FAJ-442           ITT
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------
SAN JOSE 375      MOV
---------------------------------------------------------------------------------------------------------------------------
Time              Call 1
---------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------------------
                         INTRA                    INTER                                       LDN                       DDI
---------------------------------------------------------------------------------------------------------------------------
Facility           Type        AXE  ATT  ARF  ARF  ITT  EWSD  MOV  CPA  AXE  ATT  EWSD  NEAX  ITT  ARF  MOV  SDE  MTEL  DDI
---------------------------------------------------------------------------------------------------------------------------
Time              Call 2
---------------------------------------------------------------------------------------------------------------------------
Time              Call 3
---------------------------------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:      CAPITAL

                        ----------------------------------------------------------------------------------------------------------
                                              SPECIAL SERVICES                                             TMC
----------------------------------------------------------------------------------------------------------------------------------
Facility         Type     15     100     101     103     122     171    800-21515      012-8001901       014-       016-      018-
----------------------------------------------------------------------------------------------------------------------------------
Faj. 472        AXE
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
CHAC 261        AXE
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Chag. 693       ATT
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Trinidad        ATT
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Fda-762         EWSD
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
PAST. 861       EWSD
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Carrizal        EWSD
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Caobos-572      ARF
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------
Faj-442         ITT
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 1
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 2
----------------------------------------------------------------------------------------------------------------------------------
Time "          Call 3
----------------------------------------------------------------------------------------------------------------------------------

                      -------------------------------------------------------------------------
                                   SPECIAL SERVICES                          TMC
-----------------------------------------------------------------------------------------------
Facility         Type   15  100  101  103  122  171  800-21515  012-8001901  014-  016-  018-
-----------------------------------------------------------------------------------------------
San Jose 375    MOV
-----------------------------------------------------------------------------------------------
Time "          Call 1
-----------------------------------------------------------------------------------------------
Time "          Call 2
-----------------------------------------------------------------------------------------------
Time "          Call 3
-----------------------------------------------------------------------------------------------

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:   CENTRAL

                     ---------------------------------------------------------------------------------------------------------------
                      INTRA                              INTER                                       LDN                        DDI
------------------------------------------------------------------------------------------------------------------------------------
Facility       Type         AXE  ATT  ARF  ARF  ITT  EWSD  MOV  SDE/MT  NEAX  CPA AXE  ATT  EWSD  NEAX  ITT  ARF  MOV  SDE  MTEL DDI
------------------------------------------------------------------------------------------------------------------------------------
Calabozo       AXE
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 3
------------------------------------------------------------------------------------------------------------------------------------
La Romana      AXE
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 3
------------------------------------------------------------------------------------------------------------------------------------
Camoruco       AXE
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 3
------------------------------------------------------------------------------------------------------------------------------------
Pt. Ayacucho   ATT
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time           Call 3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
San Felipe        EWSD
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
San Fernando      EWSD
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
NIRGUA            NEAX
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
Maracay C.        ARF
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
Acarigua          ITT
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------
El Consejo        MOV
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Time           Call 3
------------------------------------------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:   CENTRAL

                           -----------------------------------------------------------------------
                                      SPECIAL SERVICES                          TMC
--------------------------------------------------------------------------------------------------
Facility            Type   15  100  101  103  122  171  800-21515  012-8001901  014-  016-  018-
--------------------------------------------------------------------------------------------------
Calabozo           AXE
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
La Romana          AXE
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
Camoruco           AXE
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
Pto. Ayacucho      ATT
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
San Felipe         EWSD
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
San Fernando       EWSD
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
NIRGUA             NEAX
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
Maracay C.         ARF
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------
Acarigua           ITT
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------
                                      SPECIAL SERVICES                          TMC
--------------------------------------------------------------------------------------------------
Facility            Type   15  100  101  103  122  171  800-21515  012-8001901  014-  016-  018-
--------------------------------------------------------------------------------------------------
El Consejo         MOV
--------------------------------------------------------------------------------------------------
Time "             Call 1
--------------------------------------------------------------------------------------------------
Time "             Call 2
--------------------------------------------------------------------------------------------------
Time "             Call 3
--------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division

          TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:      Eastern

                             ------------------------------------------------------------------------------------------------------
                              INTRA                INTER                                        LDN                           DDI
-----------------------------------------------------------------------------------------------------------------------------------
Facility              Type           ARF   NEAX   SDE/MT   MOV    CPA  AXE   ATT   EWSD  NEAX   ITT   ARF   MOV   SDE   MTEL  DDI
-----------------------------------------------------------------------------------------------------------------------------------
LECHERIAS            NEAX
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Ordaz         NEAX
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
Las Moreas           NEAX
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
CARUPANO             NEAX
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
SF dela Paragua      MTEL
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
MIRAFLORES           SDE
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
EL TEJERO            SDE
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Ordaz         ARF
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
ANZOATEGUI           ARF
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 1
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 2
-----------------------------------------------------------------------------------------------------------------------------------
Time                 Call 3
-----------------------------------------------------------------------------------------------------------------------------------
CANTAURA             MOV
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Time              Call 1
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 2
------------------------------------------------------------------------------------------------------------------------------------
Time              Call 3
------------------------------------------------------------------------------------------------------------------------------------


CANTV
Switchboard Engineering & Maintenance Division

           TEST MATRIX OF TIME TO ANSWER SIGNALS FROM COMPLETED CALLS

Start Time:
End Time:
Region:      Eastern

                           -------------------------------------------------------------------------------------------
                                           SPECIAL SERVICES                                         TMC
-----------------------------------------------------------------------------------------------------------------------
Facility            Type   15    100    101    103    122    171    800-21515    012-8001901    014-    016-    018-
----------------------------------------------------------------------------------------------------------------------
Lecherias          NEAX
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Puerto Ordaz       NEAX
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Las Moreas         NEAX
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Carupano           NEAX
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Paragua            MTEL
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Miraflores         SDE
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
El Tejero          SDE
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Puerto Ordaz       ARF
----------------------------------------------------------------------------------------------------------------------
Time"              Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Anzoategui         ARF
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------

                           -------------------------------------------------------------------------------------------
                                           SPECIAL SERVICES                                         TMC
-----------------------------------------------------------------------------------------------------------------------
Facility            Type   15    100    101    103    122    171    800-21515    012-8001901    014-    016-    018-
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------
Cantaura           MOV
----------------------------------------------------------------------------------------------------------------------
Time "             Call 1
----------------------------------------------------------------------------------------------------------------------
Time "             Call 2
----------------------------------------------------------------------------------------------------------------------
Time "             Call 3
----------------------------------------------------------------------------------------------------------------------

2.- METHODOLOGY FOR FORMULATING THE OBJECTIVES FOR THE INDICATOR "PERCENTAGE OF CALLS ANSWERED FROM TRAFFIC DIRECTED TO CUSTOMER ATTENTION SERVICE CENTER (CAC) 80021515"

Percentage of calls answered by the Customer Attention Service Center (CAC) 80021515

a.- FORM OF MEASUREMENT:
Measured manually through calls made in phases from the caller's facility of origin.

b.- SELECTION OF SAMPLING:
For each week of measurement, 7 digital facilities (AXE, EWSD, NEAX, Micro-1000, SED and 5ESS) and 3 analog facilities (ARF, Pentaconta and Mobiles) of different technologies shall be selected in accordance with the proportions in which they exist in the region.

c.- MEASURING PERIOD:
The 4-week period between 2/7/2000 and 3/3/2000.

d.- SIZE OF SAMPLING:
Total sampling will be measured in four regions: Capital, Central, Western and Eastern, and 20 calls will be made per facility, for a total of 200 calls per region.

e.- TIME AND FREQUENCY OF MEASUREMENTS:
During business days from 9 a.m. to 12 noon and 2 p.m. to 5 p.m.

f.- ANALYSIS OF RESULTS:
The results will be analyzed over the 10 business days following the conclusion of the final measurement, in effect 3/8 to 3/21/2000.

g.- ESTABLISHING OBJECTIVES:
In accordance with the analysis of the results, the different alternatives for the achievement of objectives shall be presented within a period not exceeding 5 days.

h.- OBSERVATIONS:
A matrix of test calls shall be annexed.

CANTV
Switchboard Engineering & Maintenance Division

                  TEST MATRIX OF PERCENTAGE OF ANSWERED CALLS

Start Time:
End Time:
Region:   CAPITAL

                    ---------------------------------------------------------------------------------------------------------------
                                                              800-2-1515
-----------------------------------------------------------------------------------------------------------------------------------
Facility       Type  C-1  C-2  C-3  C-4  C-5  C-6  C-7  C-8  C-9  C-10  C-11  C-12  C-13  C-14  C-15  C-16  C-17  C-18  C-19  C-20
-----------------------------------------------------------------------------------------------------------------------------------
Faj 472        AXE
-----------------------------------------------------------------------------------------------------------------------------------
Chac 261       AXE
-----------------------------------------------------------------------------------------------------------------------------------
Chaj. 693      ATT
-----------------------------------------------------------------------------------------------------------------------------------
Trinidad       ATT
-----------------------------------------------------------------------------------------------------------------------------------
Fda-762        EWSD
-----------------------------------------------------------------------------------------------------------------------------------
Past. 861      EWSD
-----------------------------------------------------------------------------------------------------------------------------------
Carrizal       EWSD
-----------------------------------------------------------------------------------------------------------------------------------
Caobos 472     ARF
-----------------------------------------------------------------------------------------------------------------------------------
Faj. 442       ITT
-----------------------------------------------------------------------------------------------------------------------------------
San Jose 375   MOV
-----------------------------------------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division

                  TEST MATRIX OF PERCENTAGE OF ANSWERED CALLS

Start Time:
End Time:
Region:   Central

                    ---------------------------------------------------------------------------------------------------------------
                                                              800-2-1515
-----------------------------------------------------------------------------------------------------------------------------------
Facility       Type  C-1  C-2  C-3  C-4  C-5  C-6  C-7  C-8  C-9  C-10  C-11  C-12  C-13  C-14  C-15  C-16  C-17  C-18  C-19  C-20
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Calabozo       AXE
-----------------------------------------------------------------------------------------------------------------------------------
La Romana      AXE
-----------------------------------------------------------------------------------------------------------------------------------
Camoruco       AXE
-----------------------------------------------------------------------------------------------------------------------------------
Pto. Ayacucho  ATT
-----------------------------------------------------------------------------------------------------------------------------------
San Felipe     EWSD
-----------------------------------------------------------------------------------------------------------------------------------
San Fernando   EWSD
-----------------------------------------------------------------------------------------------------------------------------------
Nirgua         NEAX
-----------------------------------------------------------------------------------------------------------------------------------
Maracay C.     ARF
-----------------------------------------------------------------------------------------------------------------------------------
Acarigua       ITT
-----------------------------------------------------------------------------------------------------------------------------------
El Consejo     MOV
-----------------------------------------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division
                  TEST MATRIX OF PERCENTAGE OF ANSWERED CALLS

Start Time:
End Time:
Region:      Western

                       -------------------------------------------------------------------------------------------------------------
                                                                   800-2-1515
------------------------------------------------------------------------------------------------------------------------------------
Facility         Type  C-1  C-2  C-3  C-4  C-5  C-6  C-7  C-8  C-9  C-10  C-11  C-12  C-13  C-14  C-15  C-16  C-17  C-18  C-19  C-20
------------------------------------------------------------------------------------------------------------------------------------
Tibisay          EWSD
------------------------------------------------------------------------------------------------------------------------------------
La Lago          ATT
------------------------------------------------------------------------------------------------------------------------------------
Santa Barbara    ATT
------------------------------------------------------------------------------------------------------------------------------------
Cabudare         EWSD
------------------------------------------------------------------------------------------------------------------------------------
Ciudad Ojeda     NEAX
------------------------------------------------------------------------------------------------------------------------------------
Urdaneta         NEAX
------------------------------------------------------------------------------------------------------------------------------------
Mesa de Chipire  MTEL
------------------------------------------------------------------------------------------------------------------------------------
Punto Fijo       ARF
------------------------------------------------------------------------------------------------------------------------------------
Barinas          ITT
------------------------------------------------------------------------------------------------------------------------------------
Chiquinquira     MOV
------------------------------------------------------------------------------------------------------------------------------------

CANTV
Switchboard Engineering & Maintenance Division

                  TEST MATRIX OF PERCENTAGE OF ANSWERED CALLS


Start Time:
End Time:
Region:        Eastern


                       -------------------------------------------------------------------------------------------------------------
                                                                   800-2-1515
------------------------------------------------------------------------------------------------------------------------------------
Facility         Type  C-1  C-2  C-3  C-4  C-5  C-6  C-7  C-8  C-9  C-10  C-11  C-12  C-13  C-14  C-15  C-16  C-17  C-18  C-19  C-20
------------------------------------------------------------------------------------------------------------------------------------
Lecherias        NEAX
------------------------------------------------------------------------------------------------------------------------------------
Puerto Ordaz     NEAX
------------------------------------------------------------------------------------------------------------------------------------
Las Moreas       NEAX
------------------------------------------------------------------------------------------------------------------------------------
Carupano         NEAX
------------------------------------------------------------------------------------------------------------------------------------
S.F. Paragua     MTEL
------------------------------------------------------------------------------------------------------------------------------------
Miraflores       SDE
------------------------------------------------------------------------------------------------------------------------------------
El Tejero        SDE
------------------------------------------------------------------------------------------------------------------------------------
Puerto Ordaz     ARF
------------------------------------------------------------------------------------------------------------------------------------
Anzoategui       ARF
------------------------------------------------------------------------------------------------------------------------------------
Cantaura         MOV
------------------------------------------------------------------------------------------------------------------------------------